SEPTEMBER 30, 2000



SEMIANNUAL REPORT
--------------------------------------------------------------------------------
INVESCO Sector Funds, Inc.

ENERGY FUND
FINANCIAL SERVICES FUND
GOLD FUND
HEALTH SCIENCES FUND
LEISURE FUND
REAL ESTATE OPPORTUNITY FUND
TECHNOLOGY FUND
TELECOMMUNICATIONS FUND
UTILITIES FUND










"OUR FOCUS ON ENERGY COMPANIES AT THE LEADING EDGE OF THE MULTI-YEAR EXPANSION CYCLE HAS HELPED US OUTPERFORM -- NOT ONLY RELATIVE TO THE MARKET -- BUT TO COMPETING ENERGY FUNDS AS WELL."
SEE PAGE 3

[INVESCO ICON]  INVESCO FUNDS(R)

A Member of the AMVESCAP Group

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

INVESTING IN A DIVERSIFIED MIX OF SECTOR FUNDS CAN HELP YOU MANAGE RISK AND MAXIMIZE RETURN

FELLOW SHAREHOLDER:

Imagine the surprise of a Rip Van Winkle who went to sleep only last year and woke up last month to check his portfolio. Energy shares way up, while communication holdings suffered? Real estate investment trusts jumping back? Financial stocks soaring even as many technology stocks languished?

Once again, the decline in the major indexes over the past six months has masked the wildly disparate performance of individual sectors. And the sectors that have done the best are not necessarily those that pundits were favoring even a short time ago.

This is one reason why sector funds can offer so much opportunity -- but also why sophisticated investors use them in combination. They know that some sectors flourish at the start of an economic cycle, for example, while others perform well as the cycle nears its peak. At INVESCO Funds, we've always believed that sector funds, if employed properly, can help diminish the overall volatility of an investor's portfolio. (Of course, sector funds may be more volatile than diversified equity funds, and are most suitable for the aggressive portion of your portfolio.)

Inside this INVESCO Sector Funds Semiannual Report, you'll see our managers discuss what worked -- and what did not -- over the past six months. You'll find an overall sense of optimism, it's fair to say, but few firm predictions of where the markets are headed next. As always, I would urge you to examine your portfolio with a sense of this uncertainty in mind, seeking to smooth your returns as well as maximize them.

Thank you for your continued faith in INVESCO Funds.

Sincerely,



/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"FINANCIAL STOCKS STAGED A SOLID RALLY IN THE PAST SIX MONTHS, ONE IN WHICH OUR PORTFOLIO WAS ABLE TO PARTICIPATE FULLY." - PAGE 5

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN.............................1
FUND REPORTS.........................................3
AN INTERVIEW WITH BILL KEITHLER.....................21
MARKET HEADLINES....................................23
INVESTMENT HOLDINGS.................................24
FINANCIAL STATEMENTS................................48
NOTES TO FINANCIAL STATEMENTS.......................74
FINANCIAL HIGHLIGHTS................................80

                                             INVESCO SECTOR FUNDS, INC.
                                                    TOTAL RETURN
                                               PERIODS ENDED 9/30/00#

                                                                                                      Manager's
                                                   Cumulative                         10 years* or     Report
   Fund (Inception)                                6 months    1 year    5 years*   Since Inception^  Page No.
---------------------------------------------------------------------------------------------------------------
ENERGY FUND-INVESTOR CLASS (1/84)+                  29.02%     54.51%     23.32%         9.06%            3
---------------------------------------------------------------------------------------------------------------
ENERGY FUND-CLASS C (2/00)+                         28.65%      N/A        N/A          55.82%^           3
---------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND-INVESTOR CLASS (6/86)       20.68%     39.29%     22.82%        26.62%            5
---------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND-CLASS C (2/00)              20.44%      N/A        N/A          38.16%^           5
---------------------------------------------------------------------------------------------------------------
GOLD FUND-INVESTOR CLASS (1/84)                    (7.50%)   (29.52%)   (18.26%)       (8.40%)            7
---------------------------------------------------------------------------------------------------------------
GOLD FUND-CLASS C (2/00)                           (8.75%)      N/A        N/A        (16.57%)^           7
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND-INVESTOR CLASS (1/84)+         30.30%     46.97%     22.99%        22.15%            9
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND-CLASS C (2/00)                 29.87%      N/A        N/A          16.16%^           9
---------------------------------------------------------------------------------------------------------------
LEISURE FUND-INVESTOR CLASS (1/84)                 (3.50%)     19.97%     23.01%        24.73%           11
---------------------------------------------------------------------------------------------------------------
LEISURE FUND-CLASS C (2/00)                        (3.86%)      N/A        N/A         (0.53%)^          11
---------------------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND-INVESTOR CLASS (1/97)  17.34%     21.89%      N/A           1.76%^          13
---------------------------------------------------------------------------------------------------------------
REAL ESTATE OPPORTUNITY FUND-CLASS C (2/00)         16.81%      N/A        N/A          19.26%^          13
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-INSTITUTIONAL CLASS (12/98)+       (3.71%)    102.92%      N/A          88.92%^          15
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-INVESTOR CLASS (1/84)+             (3.87%)    102.26%     39.61%        36.47%           15
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND-CLASS C (2/00)                     (4.36%)      N/A        N/A           1.98%^          15
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND-INVESTOR CLASS (8/94)+    (13.79%)     74.47%     42.49%        38.76%^          17
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND-CLASS C (2/00)            (14.12%)      N/A        N/A         (6.75%)^          17
---------------------------------------------------------------------------------------------------------------
UTILITIES FUND-INVESTOR CLASS (5/96)               (3.63%)     24.08%     19.51%        16.96%           19
---------------------------------------------------------------------------------------------------------------
UTILITIES FUND-CLASS C (2/00)                      (3.95%)      N/A        N/A         (1.48%)^          19
---------------------------------------------------------------------------------------------------------------

# PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

* AVERAGE ANNUALIZED

^ FOR FUNDS INTRODUCED MORE RECENTLY

+ PLEASE KEEP IN MIND THAT TRIPLE-DIGIT AND HIGH DOUBLE-DIGIT RETURNS ARE HIGHLY UNUSUAL AND CANNOT BE SUSTAINED. INVESTORS SHOULD ALSO BE AWARE THAT RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, ESPECIALLY WITHIN THE ENERGY, HEALTH CARE AND TECHNOLOGY SECTORS.

ENERGY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

Dear Shareholder:

The six-month period ended September 30, 2000, has been a successful one for the fund. As we have written to you previously, our faith in the energy markets remained unshaken, even as demand tapered and prices plunged a few years ago. Despite this, the long-term direction of energy supply and demand suggested to us that a multi-year expansion cycle within the industry would soon be at hand. This spring, encouraged by rapidly increasing prices, energy shares shot upward as other investors began to share our optimism. Our focus on companies at the leading edge of the multi-year expansion cycle has helped us outperform -- not only relative to the market -- but to competing energy funds as well.

--------------------------------------------------------------------------------
                                  ENERGY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Coastal Corp...............................................................5.29%
Nabors Industries..........................................................4.45%
Murphy Oil.................................................................4.29%
Chevron Corp...............................................................4.29%
Anadarko Petroleum.........................................................4.13%
Kerr-McGee Corp............................................................4.11%
Noble Drilling.............................................................4.09%
Phillips Petroleum.........................................................3.90%
Canadian Occidental Petroleum..............................................3.65%
Devon Energy...............................................................3.36%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

For the six-month period ended September 30, 2000, the value of Energy Fund-Investor Class shares rose 29.02%. This return dramatically outpaced that of the S&P 500 Index, which fell 3.60% during the same period. (Of course, past performance is no guarantee of future results.)1,2

Our fund's performance has been driven by fundamentals in two subsectors, oil and natural gas. Many investors are aware of the steep rise in the price of crude oil that seemed to take hold following the announcement of production cuts by the Organization of Petroleum Exporting Countries (OPEC) last year. Unfortunately, this has left the mistaken impression in many minds that OPEC is driving the price increases -- and that prices would quickly fall should the cartel reverse course and expand production.

TIGHTENING OIL RESERVES

In reality, as we have noted in past reports, the world's oil production facilities are already operating at near-capacity levels. Demand, which has been on the rise since the end of the Asian economic crisis, has come perilously close to reaching the ceiling set by supply, leading to the lowest oil reserves the world has seen in years. In some ways, OPEC is merely an observer to this larger phenomenon.

The only solution to this situation will come from increased production. And to increase production, the industry will have to fund years of exploration and drilling, together with the necessary services, to bring new wells online. This compelling need has already led to vastly brighter prospects for oil service, drilling, and exploration firms, many of which are scrambling to meet demand. One of our portfolio's brightest performers over the period, for example, was Veritas DGC, which provides geophysical surveys and analysis to the petroleum industry worldwide. The drilling company Nabors Industries, another strong performer and one of our largest holdings, serves another part of the production chain.

NATURAL GAS PRICES SOAR

The situation with natural gas is similar, although natural gas's significant transportation costs make the dynamic a national and regional one rather than global. Demand for natural gas continues to increase dramatically, due in large part to the increasing reliance on gas by the electric utility industry. Gas-fired plants are exceptionally clean and environmentally friendly. Indeed, every new utility plant currently under construction will use natural gas.

Simultaneously, however, the rate at which we are using up our current gas reserves -- or depletion rate -- is also on the rise. Increased demand and higher depletion rates have combined to produce some of the highest prices in memory for natural gas. This has encouraged an expansion cycle within the natural gas industry, creating opportunities for producers and suppliers alike. One of our most successful holdings over the past several months has been Kinder Morgan, which operates 30,000 miles of gas pipelines in 26 states.

We should note that we have taken care to include oil and gas producers in the portfolio alongside more specialized firms. One of our most successful investments over the past several months has been Anadarko Petroleum, which has been aggressively acquiring oil reserves in the United States and abroad. Overall, however, many of the largest international producers have not performed as impressively, and our relatively low exposure to them has helped our returns.


LINE GRAPH:       INVESCO ENERGY FUND - CLASS C
                  GROWTH OF $10,000 (1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Energy Fund - Class C               S&P 500 Index(2)
         02/00    $10,000                            02/00    $10,000
         09/00    $15,582                            09/00    $10,583

FUNDAMENTAL FORCES

Of course, oil prices might well moderate over the coming months. Still, we see little reason that fundamental forces driving the current production cycle will change. Leading companies, we believe, will still enjoy ample profit opportunities even if oil prices fall back. A delay in the expansion cycle could occur should demand drop dramatically, as was the case during the Asian economic recession a few years ago. Still, we remain optimistic for the performance of both the sector and our fund.


LINE GRAPH:       INVESCO ENERGY FUND - INVESTOR CLASS
                  GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Energy Fund                 S&P 500 Index (2)
Investor Class

09/90           $10,000             09/90             $10,000
09/91             8,509             09/91              13,109
09/92             7,303             09/92              14,556
09/93             9,217             09/93              16,444
09/94             8,231             09/94              17,049
09/95             8,342             09/95              22,115
09/96            11,168             09/96              26,608
09/97            17,212             09/97              37,366
09/98            11,595             09/98              40,759
09/99            15,975             09/99              52,086
09/00            23,798             09/00              58,998

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER
ENERGY FUND

JOHN SEGNER IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES
WITH TEXACO INC. AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.


PIE CHART:      ENERGY FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL ASSETS

                Oil & Gas - Drilling & Equipment........27.71%
                Oil & Gas - Exploration & Production....27.06%
                Oil-International Integrated............18.61%
                Natural Gas Pipelines...................12.59%
                Oil Well Equipment & Services............8.27%
                Electric Utilities.......................3.25%
                Electric Equipment.......................1.77%
                Cash & Cash Equivalents..................0.74%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

FINANCIAL SERVICES FUND

YOUR FUND'S REPORT

LINE GRAPH:       INVESCO FINANCIAL SERVICES FUND - CLASS C
                  GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(4) and S&P Financial Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

    INVESCO Financial Services Fund                             S&P Financial
    Class C                         S&P 500 INDEX (4)           Index (4)
    02/00    $10,000                02/00    $10,000            02/00    $10,000
    09/00    $13,816                09/00    $10,583            02/00    $14,243

LINE GRAPH:       INVESCO FINANCIAL SERVICES FUND - INVESTOR CLASS
                  GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(4) and S&P Financial Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Financial Services Fund                    S&P Financial
Investor Class             S&P 500 Index (4)       Index (4)

09/90   $10,000            09/90   $10,000         09/90   $10,000
09/91    19,389            09/91    13,109         09/90    15,815
09/92    21,579            09/92    14,556         09/92    18,538
09/93    31,296            09/93    16,444         09/93    25,323
09/94    29,581            09/94    17,049         09/94    23,434
09/95    37,920            09/95    22,115         09/95    32,171
09/96    46,139            09/96    26,608         09/96    40,342
09/97    70,139            09/97    37,366         09/97    63,458
09/98    71,297            09/98    40,759         09/98    61,846
09/99    76,077            09/99    52,086         09/99    72,286
09/00   105,970            09/00    58,998         09/00    96,704

FUND PERFORMANCE

DEAR SHAREHOLDER:

The fund has enjoyed a very successful six months since our last report in March. Financial stocks staged a solid rally, one in which our portfolio was able to participate fully. But we also enter the coming months with a sense of optimism that the current rally still has a way to go. Even after the recent price appreciation, carefully chosen financial stocks appear to offer considerable opportunities for growth-oriented investors.

For the six-month period ended September 30, 2000, the value of Financial Services Fund-Investor Class shares rose 20.68%. This greatly exceeded the return of the S&P 500 Index, which fell 3.60% during the same period. (Of course, past performance is no guarantee of future results.)(3),(4)

LOWER INTEREST RATES, CONSOLIDATION BENEFIT THE SECTOR

Several factors helped financial stocks move higher during the past six months. First, investors began to sense that the Federal Reserve would soon conclude the cycle of monetary tightening it had begun last year, and market interest rates began to fall as a result. Several signs of a slowing economy, combined with subdued inflation signals, led to optimism that the Fed had succeeded in relieving any inflationary pressures that usually accompany rapid economic growth. Indeed, after raising rates again in May, the Federal Reserve's Open Market Committee left short-term interest rates unchanged at its June and August meetings. As in the past, declining rates led to rising prices for financial stocks.

Second, a wave of consolidation in the sector helped fuel investor interest. This wave began in January 2000 with the acquisition of U.S. Trust by Schwab (Charles) Corp, one of our largest holdings. It was followed by an onrush of mergers and acquisitions that saw the combination of several giant financial firms -- most noteworthy, perhaps, banking behemoths Morgan (JP) & Co and Chase Manhattan. The consolidation was particularly prominent in the brokerage industry. Several firms, including Morgan Stanley Dean Witter & Co, were absorbed by larger banking concerns. Notably absent from the consolidation trend were the cross-industry banking and insurance mergers that many had expected to follow recent banking deregulation.

EARNINGS GARNER ATTENTION

Finally, and perhaps most importantly, the strong earnings and fundamentals that many financial services had been enjoying for years became more attractive to growth-oriented investors. Steep pullbacks in the technology and telecommunications sectors, in particular, led many to look for growing firms with lower valuations. The financial services group, which had been quietly prospering for several quarters, gained newfound respect.

As noted in past reports, our emphasis has always been on these strong-performing companies, many of which have tended to prosper no matter what is happening with interest rates or other commonly watched factors. These "secular" growers are using new technologies and competitive strategies to increase revenues and gain an increased share of the financial marketplace -- itself growing steadily as retirement savings and world financial integration become more important. We have long held that there are many poorly run financial services firms -- offering all the more potential for those able to aggressively seize opportunities.

RAPID REVENUE GROWTH

Some of the strongest performers in our portfolio were in this category. Capital One Financial, a top portfolio holding and one of the largest credit card issuers in the country, continued to enjoy rapid account and revenue growth, as a result of its innovative marketing and customer service strategies. Bank of New York, a leading provider of back-office processing, has also been a top performer for the fund. Brokerage firms and investment banking firms, which have flourished during the long bull market, have also contributed attractive gains for the fund. Finally, Marsh & McLennan, which provides a range of services to the strengthening insurance industry, substantially aided our returns during the period.

In many ways, the past six months witnessed a tide in the sector that lifted all ships. Going forward, we expect that ample opportunities remain -- although these will be concentrated in the best companies. Firms now face a level of expectations for future profit growth that did not exist even last year. While well-positioned companies should have no trouble meeting them, second- and third-tier firms pulled upward in the market's wake will face more substantial difficulties. This is one reason we expect the coming period to be exceptionally hospitable to our particular approach of growth stock investing in financial services.

PIE CHART:      FINANCIAL SERVICES FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Banks-Regional..........................19.35%
                Financial-Diversified...................15.88%
                Investment Bank/Broker Firm.............15.51%
                Insurance - Multiline....................9.98%
                Insurance - Life.........................7.70%
                Banks - Money Center.....................6.49%
                Insurance - Property & Casualty..........6.01%
                Consumer Finance.........................4.75%
                Insurance Brokers........................4.45%
                Savings & Loan Companies.................2.93%
                Cash & Cash Equivalents..................6.95%

--------------------------------------------------------------------------------
                           FINANCIAL SERVICES FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Citigroup Inc..............................................................4.79%
Capital One Financial......................................................4.45%
Marsh & McLennan...........................................................4.44%
Bank of New York...........................................................4.39%
American Express...........................................................3.62%
Wells Fargo & Co...........................................................3.33%
AFLAC Inc..................................................................3.12%
American International Group...............................................3.08%
Hartford Financial Services Group..........................................3.06%
St Paul Cos................................................................2.94%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FUND MANAGEMENT

[PHOTOGRAPH OF JEFFREY G. MORRIS OMITTED]

JEFFREY G. MORRIS, CFA
FINANCIAL SERVICES FUND

JEFF MORRIS IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JEFF WORKED FOR NORWEST MORTGAGE. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM THE UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1991.

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(4) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, WHILE THE S&P FINANCIAL INDEX REFLECTS THE FINANCIAL SERVICES SECTOR. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

GOLD FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

This has been another dismal six months for the gold markets, one which defied even the cautious observation in our last report that, while we had yet to see a catalyst that might drive stock and bullion prices higher, we found them exceptionally inexpensive. Indeed, what had been inexpensive has become even more so. Stock prices, particularly based on price-to-asset multiples, are as cheap as they have been in many years.

For the six-month period ended September 30, 2000, the value of Gold Fund-Investor Class shares declined 7.50%. This performance compares to the return of the S&P 500 Index, which fell 3.60% during the same period. (Of course, past performance is no guarantee of future results.)(5),(6)

--------------------------------------------------------------------------------
                                   GOLD FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Meridian Gold..............................................................6.99%
Barrick Gold...............................................................6.02%
Placer Dome................................................................6.00%
Franco-Nevada Mining Ltd...................................................5.08%
Newmont Mining.............................................................5.06%
Agnico-Eagle Mines Ltd.....................................................4.16%
Goldcorp Inc Class A Shrs..................................................3.74%
AngloGold Ltd Sponsored ADR
  Representing 1/2 Ord Shr.................................................3.53%
IAMGOLD Corp...............................................................3.37%
Star Resources.............................................................2.57%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

STRONG DOLLAR TRANSLATES INTO WEAK GOLD PRICES

Many of the same factors we've described in past reports continued to weigh on gold prices. As we have noted, gold serves as a substitute for the U.S. dollar. When the dollar is weak and investors are searching for another source of value, gold prices tend to rise. Conversely, when the dollar is strong, gold prices tend to fall. As you may know, the U.S. dollar has continued to thrive in line with the American economy over the past year, hitting record levels against other currencies, such as the euro. Consequently, foreign investors seeking a haven for their assets have seen little need to invest in gold.

Additionally, demand from one of the most important gold markets, Asia, has continued to lag. Led by the sluggish Japanese giant, Asia's economy has yet to resume its role as the leading gold consumer. Indeed, tumbling Asian markets began to raise warning signals in the summer suggesting that their recovery might be faltering.

A PRODUCTION PRICE FLOOR

We had noted in previous reports that production costs for gold could be expected to set some sort of floor on the market, given that world prices were hovering slightly above the $250 to $270 an ounce level needed to extract and refine the ore. Nonetheless, it would appear that current gold stocks have been supplying demand, leading to the closure of higher-cost mines. Some indication of the extreme weakness in gold prices was provided recently by the closure of the Homestake Mine in South Dakota, which had been in operation for 120 years.

Our response to these difficult conditions has been two-fold. First, we have concentrated our investments in larger, low-cost producers. Within this group, we have been especially interested in companies that do not hedge their production, so that they will benefit fully from a rise in gold prices. Secondly, we have devoted a substantial minority position of the fund to gold bullion. This approach has helped improve our performance relative to other gold funds, and we believe it provides a focused investment opportunity for shareholders who anticipate that gold prices will rally.

SEVERAL WILDCARDS

While gold markets have been depressingly consistent as of late, we believe there are several wildcards that could dramatically alter their performance. On the negative side, we have noted that problems in Asian demand could worsen. On the flip side, however, it is possible that the dollar will weaken, whether due to capital flight from the United States or a substantial slowdown in the U.S. economy. It is also possible that an unforeseen event, such as the backing of the euro with gold by the European Central Bank, would dramatically increase prices.

Over the long-term, we continue to believe that gold prices and gold stocks have considerable appreciation potential -- even if they experience further depreciation in the short term. In the meantime, we will continue to invest in companies that are best positioned to benefit from rising gold prices once that rebound occurs.

PIE CHART:      GOLD FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Gold & Precious Metals Mining...........69.55%
                Gold Bullion............................12.16%
                Cash & Cash Equivalents.................18.29%

LINE GRAPH:       INVESCO GOLD FUND - INVESTOR CLASS
                  GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Gold Fund
- Investor Class to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Gold Fund                     S&P 500 Index (6)
Investor Class

09/90          $10,000                09/90            $10,000
09/91            7,991                09/91             13,109
09/92            8,336                09/92             14,556
09/93           10,476                09/93             16,444
09/94           12,352                09/94             17,049
09/95           11,394                09/95             22,115
09/96           16,511                09/96             26,608
09/97           10,973                09/97             37,366
09/98            5,620                09/98             40,759
09/99            5,901                09/99             52,086
09/00            4,159                09/00             58,998

LINE GRAPH:       INVESCO GOLD FUND - CLASS C
                  GROWTH OF $10,000(5)

This line graph compares the value of a $10,000  investment in INVESCO Gold Fund
- Class C to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Gold Fund - Class C                 S&P 500 Index(2)
         02/00    $10,000                            02/00    $10,000
         09/00    $8,343                             09/00    $10,583


FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER
GOLD FUND

JOHN SEGNER IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES
WITH TEXACO INC. AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

(5) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

HEALTH SCIENCES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past six months have been encouraging ones for many stocks in the health care sector. While most industries within the sector witnessed advances, biotechnology shares proved dominant. These were led higher by encouraging testing results, a series of lucrative partnerships with other firms, and strong sales of new drugs. Our fund's heavy investment in biotechnology helped the portfolio move solidly higher during the period.

--------------------------------------------------------------------------------
                              HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Pharmacia Corp.............................................................4.46%
Lilly (Eli) & Co...........................................................4.14%
IDEC Pharmaceuticals.......................................................3.90%
American Home Products.....................................................3.84%
Merck & Co.................................................................3.47%
MedImmune Inc..............................................................3.46%
Pfizer Inc.................................................................3.43%
Bristol-Myers Squibb.......................................................3.26%
Amgen Inc..................................................................2.90%
Protein Design Labs........................................................2.73%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PIE CHART:      HEALTH SCIENCES FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Health Care Drugs - Pharmaceuticals.....41.79%
                Biotechnology-Health Care...............31.73%
                Medical Equipment & Devices..............9.41%
                Biotechnology............................3.19%
                Health Care - Services...................2.66%
                Electronics - Instruments................2.45%
                Other....................................1.40%
                Cash & Cash Equivalents..................7.37%

For the six-month period ended September 30, 2000, the value of Health Sciences Fund-Investor Class shares increased 30.30%. This return greatly exceeded that of the S&P 500 Index, which suffered a decline of 3.60% during the same period. (Of course, past performance is no guarantee of future results.)(7),(8)

The unlocking of the human genome, while destined to have only a modest short-term impact on the industry, was an important factor in driving investor interest in biotechnology. The joint announcement by British Prime Minister Tony Blair and President Bill Clinton that the human genome sequence should be made public had sent biotechnology shares temporarily lower in March. (This despite the fact that the sequence itself -- as opposed to drugs based on the sequence -- is of little import to the industry.) In April, however, investors rushed back into biotech stocks as Celera Genomics announced that it had finally completed mapping of the genome.

PROMISING BIOTECH FUNDAMENTALS

On the more important level of business fundamentals, biotechnology firms continued to show promising results for their products, with more achieving profitability. Several of our leading holdings enjoyed strong gains based on positive results for their products. Strong sales of its flagship heart drug helped COR Therapeutics post better-than-expected operating results, which in turn sent its stock higher. Protein Design Labs also leaped higher, helped by its drug development partnership with pharmaceutical giant Lilly (Eli) & Co, as well as healthy profits from its antibody technology.

Many of our large pharmaceutical holdings also gained ground during the period, although the gains were generally more subdued. In their favor, drug stocks reassumed their role in the fall as a safe haven for investors worried both about valuations in sectors such as technology and communications and the possibility of an economic slowdown. Working against them, however, was increasing debate about extending the purview of the Medicare program to prescription drugs, which led to worries about price controls in the industry. Partly due to these concerns, we have reduced our pharmaceutical exposure well below its historical range, maintaining substantial holdings only in those leading companies, such as Merck & Co and Pfizer Inc, in which we have the most faith.

A FOCUS ON SPECIALTY PHARMACEUTICALS

Another part of our strategy has been to focus on so-called "specialty pharmaceutical" firms. These smaller firms either create and market a smaller range of targeted drugs, or specialize in producing generic versions of popular medications. Inhale Therapeutic Systems, for example, develops drugs that can be delivered to the deep lung. The stock moved solidly higher in the early summer, aided by its development partnerships with larger pharmaceutical firms.

Most of the remaining areas of the portfolio have also helped our performance. Medical device makers have continued to occupy a smaller, but important, position in the fund. PE Corp-PE Biosystems Group, which makes equipment for the burgeoning field of biotechnology research, shot upward in line with many of its clients. Industry leader Medtronic Inc also moved higher.

We believe our roughly equal focus on high-growth biotechnology stocks and stable pharmaceutical firms is nicely positioned to take advantage of several different market scenarios. As we saw in 1998, fears about an economic slowdown generally led investors to the health care sector, which tends to see strong demand for its products no matter where the economy is headed. On the other hand, should investors regain their appetite for high-growth companies, it may well be our biotechnology holdings that continue to drive the portfolio higher. While events can always take us by surprise, we are optimistic that we will be able to offer even more good news in future reports.

LINE GRAPH:       INVESCO HEALTH SCIENCES FUND - CLASS C
                  GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Health Sciences Fund - Class C      S&P 500 Index (8)
         02/00    $10,000                            02/00    $10,000
         09/00    $11,616                            09/00    $10,583

LINE GRAPH:       INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS
                  GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Health Sciences Fund             S&P 500 Index (8)
Investor Class

09/90           $10,000                  09/90           $10,000
09/91            19,292                  09/91            13,109
09/92            17,909                  09/92            14,556
09/93            16,870                  09/93            16,444
09/94            18,423                  09/94            17,049
09/95            26,265                  09/95            22,115
09/96            32,936                  09/96            26,608
09/97            38,790                  09/97            37,366
09/98            48,240                  09/98            40,759
09/99            50,299                  09/99            52,086
09/00            73,926                  09/00            58,998


FUND MANAGEMENT

[PHOTOGRAPH OF JOHN R. SCHROER OMITTED]

JOHN R. SCHROER, CFA
HEALTH SCIENCES FUND

JOHN SCHROER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF RESEARCH OF INVESCO FUNDS GROUP. JOHN BEGAN HIS INVESTMENT CAREER IN 1989 AFTER EARNING AN MBA AND BA FROM THE UNIVERSITY OF WISCONSIN-MADISON. HE IS A CHARTERED FINANCIAL ANALYST.

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA

EFFECTIVE NOVEMBER 15, 2000, VICE PRESIDENT TOM WALD BEGAN CO-MANAGING HEALTH SCIENCES FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO FUNDS GROUP IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS A MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

LEISURE FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past six months have seen a shift in investor sentiment from fears of higher interest rates to concerns over the impact of slower economic growth on consumer spending and corporate earnings. Despite high levels of consumer confidence and robust household spending, the threat of an economic slowdown has fallen especially hard on consumer-related stocks, including companies in leisure-related industries. Yet we have been encouraged that many of the companies represented in the fund continue to report strong business.

For the six-month period ended September 30, 2000, the value of Leisure Fund-Investor Class shares declined 3.50%, roughly in line with the 3.60% drop in the S&P 500 Index during the same period. Over the past twelve months, however, the fund has returned a strong 19.97%, well outpacing the 13.27% gain in the S&P 500 Index. (Of course, past performance is no guarantee of future results.)9,10


LINE GRAPH:       INVESCO LEISURE FUND - CLASS C
                  GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Leisure Fund - Class C              S&P 500 Index(10)
         02/00    $10,000                            02/00    $10,000
         09/00    $9,947                             09/00    $10,583


LINE GRAPH:       INVESCO LEISURE FUND - INVESTOR CLASS
                  GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Leisure Fund               S&P 500 Index (10)
Investor Class

09/90           $10,000            09/90            $10,000
09/91            15,515            09/91             13,109
09/92            18,363            09/92             14,556
09/93            28,547            09/93             16,444
09/94            28,168            09/94             17,049
09/95            32,353            09/95             22,115
09/96            35,350            09/96             26,608
09/97            42,394            09/97             37,366
09/98            46,156            09/98             40,759
09/99            75,958            09/99             52,086
09/00            91,128            09/00             58,998

GAMING STOCKS PAY OFF

While the pressure on consumer stocks has fallen hard on several of our cruise ship and retailing holdings, the fund has benefited from strong performance by our hotel and casino stocks, which have continued to show strong results. One of our strongest performers over the period was Harrah's Entertainment -- a gaming powerhouse that owns popular casinos in Las Vegas and Atlantic City. Harrah's management is using technology to enhance business and cross-sell products, while also working to contain costs and boost profits at its existing properties.

BEVERAGE SHARES AID PERFORMANCE

Brewing is an industry that tends to perform well even in economic slowdowns, and our brewery stocks have rewarded us with strong performance. One standout is Heineken NV. Even in the relatively mature beer industry, Heineken has been able to sustain brand loyalty by building an emotional connection between consumers and its products. We also benefited from our decision earlier this year to add a position in Anheuser-Busch, a solid company with strong cash flow that was trading at a discounted valuation. Since we purchased the stock, it has rallied and we expect it to perform well going forward.

We also added a position in Carlsberg A/S, a Danish brewer serving a broad global market. Carlsberg is starting to adopt many of the production, distribution and marketing techniques used so effectively by competitors such as Heineken, and we have been encouraged by management's efforts to streamline operations, spin off non-core businesses, and improve returns for shareholders. Moreover, the stock is trading at a discounted valuation relative to other brewing shares, offering the potential for healthy appreciation.

LEISURE SPENDING CONTINUES TO OUTPACE ECONOMIC GROWTH

We continue to believe that leisure stocks remain a sound investment alternative in any environment. Leisure spending has outpaced overall economic growth over the long term, and consumers tend to spend money on leisure activities even in economic downturns. Furthermore, many of the trends and companies we monitor have been evolving over decades and have solid track records that appeal to investors and customers alike. For this reason, the fund has a low turnover rate -- once we invest in a company, we tend to own it for the long haul. At the same time, we continue to travel extensively, scrutinizing the performance of our companies, while also remaining on the lookout for promising leisure companies selling at attractive valuations.

PIE CHART:      LEISURE FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Cable...................................11.12%
                Broadcasting............................10.93%
                Leisure Time............................10.71%
                Entertainment............................9.87%
                Services-Advertising & Marketing.........9.78%
                Gaming...................................9.45%
                Publishing...............................6.96%
                Lodging-Hotels...........................5.37%
                Toys.....................................3.63%
                Beverages - Alcoholic....................3.32%
                Textile-Apparel Manufacturing............2.17%
                Other...................................10.68%
                Cash & Cash Equivalents..................6.01%

--------------------------------------------------------------------------------
                                  LEISURE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Harrah's Entertainment.....................................................7.82%
AT&T Corp-Liberty Media Group Class A Shrs.................................5.07%
Marriott International Class A Shrs........................................4.92%
Omnicom Group..............................................................3.97%
Mattel Inc.................................................................3.26%
Pegasus Communications.....................................................3.05%
Valassis Communications....................................................3.04%
International Game Technology..............................................2.59%
Comcast Corp Special Class A Shrs..........................................2.56%
Gemstar-TV Guide International.............................................2.51%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

FUND MANAGEMENT

[PHOTOGRAPH OF MARK GREENBERG OMITTED]

MARK GREENBERG, CFA
LEISURE FUND

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS MORE THAN 16 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST.

(9) Past performance is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would have lowered its performance.

(10) The S&P 500 Index is an unmanaged index considered representative of the broad stock market. The index is not managed; therefore, its performance does not reflect management fees and other expenses associated with the fund.

REAL ESTATE OPPORTUNITY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past six months have been an encouraging period for real estate-related investments. The real estate investment trust (REIT) market received heightened attention from investors attracted to its consistent yields and relative stability in what has been a volatile period for the equity markets. The real estate market has also benefited from the continued economic expansion, low unemployment rates, and tight capacity in a number of urban markets.

For the six-month period ended September 30, 2000, the value of Real Estate Opportunity Fund-Investor Class shares rose 17.34%. This return slightly lagged that of the NAREIT-Equity REIT Index, which rose 18.98%, but far outpaced the S&P 500 Index, which declined 3.60% during the period. (Of course, past performance is no guarantee of future results.)(11),(12)

--------------------------------------------------------------------------------
                         REAL ESTATE OPPORTUNITY FUND--
                          TOP 10 C0MMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Alexandria Real Estate Equities............................................3.95%
Apartment Investment & Management Class A Shrs.............................3.95%
Cousins Properties.........................................................3.92%
Spieker Properties.........................................................3.79%
SL Green Realty............................................................3.71%
Trizec Hahn................................................................3.44%
Boston Properties..........................................................3.43%
Equity Office Properties Trust.............................................3.40%
Simon Property Group.......................................................3.37%
BRE Properties Class A Shrs................................................3.32%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

URBAN MARKET REITS ARE STRONG PERFORMERS

The fund continued its strategy of seeking out real estate investments that provide stable yields as well as the potential for healthy price appreciation. Our focus has been on the strongest areas of the real estate market, including the office, industrial and apartment sectors. In particular, we have emphasized the central business districts of urban markets where demand is strong, and geography or other constraints make it difficult to add capacity.

Many of the most attractive urban markets are on the East and West coasts. Among our top performing positions were REITs with solid footholds in the California office market, including Essex Property Trust and Spieker Properties. Our apartment REITs also performed well. Furthermore, these holdings offer us a hedge against any additional rise in interest rates, since demand for apartment space tends to increase when people find it more expensive to purchase homes.

DIVERSIFIED PROPERTY REITS, REGIONAL MALLS ADD PORTFOLIO DIVERSIFICATION

Our emphasis on broad diversification has also led us to other opportunities. We increased our exposure to diversified property REITs, including Cousins Properties. While this group has lagged the office market this year, these investments continue to exhibit strong fundamentals. They are also attractively priced relative to other areas of the real estate market, suggesting further appreciation potential. Additionally, we raised our exposure to regional malls to take advantage of some consolidation in the space.

REAL ESTATE-RELATED EQUITIES PROVIDED MIXED RESULTS

Our efforts to enhance the fund's potential return while reducing its risk profile encouraged us to explore real estate-related equity investments that may have higher growth potential in an expanding stock market. These holdings include investments in retailers, casinos, and Web-hosting facility providers, as well as companies that own and lease space on antenna towers serving the wireless communications and broadcast industries.

While a number of these holdings have been hindered by the recent downward volatility in equity prices, we did have successes. One standout was Harrah's Entertainment, a gaming enterprise that owns casinos and river boats across the United States. Another strong performer, RadioShack Corp, is capitalizing on consumer interest in upgrading to digital electronics. Given the crosscurrents affecting the stock market, we have trimmed back our exposure to real-estate-related equities -- focusing our interest on companies that can maintain solid earnings growth in any kind of economic environment.

Going forward, we remain upbeat on the outlook for the real estate investment trust market. Healthy employment growth, robust consumer confidence, and a pause in interest rate hikes all bode well for the office and residential real estate markets. Additionally, REITs continue to sell at attractive prices relative to their asset value, suggesting further upside potential even with their recent gains. We believe the fund is well positioned to outperform in any market environment and may benefit, in particular, from any ongoing volatility in the equity markets.

PIE CHART:      REAL ESTATE OPPORTUNITY
                FUND INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Real Estate Investment Trust............72.62%
                Telecommunications-Cellular & Wireless...6.38%
                Real Estate..............................4.75%
                Gaming...................................2.44%
                Paper & Forest Products..................2.13%
                Retail-Computers & Electronics...........1.98%
                Other....................................3.80%
                Cash & Cash Equivalents..................5.90%


LINE GRAPH:       INVESCO REAL ESTATE OPPORTUNITY FUND - INVESTOR CLASS
                  GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(12) and NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Real Estate Opportunity    S&P 500 Index (12)     NAREIT-Equity
Fund - Investor Class                                     REIT Index (12)

01/97   $10,000                    01/97 $10,000          01/97 $10,000
09/97    12,164                    09/97  12,963          09/98  11,822
09/98     9,094                    09/98  14,140          09/99  10,222
09/99     8,757                    09/99  18,070          09/00   9,561
09/00    10,674                    09/00  20,467          09/00  11,532

LINE GRAPH:       INVESCO REAL ESTATE OPPORTUNITY FUND - CLASS C
                  GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(12) and NAREIT-Equity REIT Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

     INVESCO Real Estate Opportunity    S&P 500 Index (12)     NAREIT-Equity
     Fund - Class C                                            REIT Index (12)
     02/00    $10,000                   02/00    $10,000       2/00    $10,000
     09/00    $11,926                   09/00    $10,583       9/00    $11,822


FUND MANAGEMENT

[PHOTOGRAPH OF SEAN D. KATOF OMITTED]

SEAN D. KATOF
REAL ESTATE OPPORTUNITY FUND

SEAN KATOF IS A PORTFOLIO MANAGER FOR INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND HIS MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994.

(11) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(12) THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE U.S. REAL ESTATE INVESTMENT TRUST EQUITY MARKET. THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

TECHNOLOGY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Technology markets have seesawed over the past six months, as fear of rising interest rates gave way to concerns over earnings and industry demand. While the threat of rising interest rates pressured high valuation shares early in the period, many leading technology stocks rebounded in the summer on signs the Federal Reserve Board was finished with this round of credit tightening.

By late summer, however, shares succumbed to new concerns over the strength of several industry demand drivers. These concerns included a slowdown in wireless subscriber growth, a softening of the semiconductor investment cycle, and funding problems facing a number of "dot com" and emerging telecommunications companies. Adding to these pressures, September witnessed a cascade of disappointing earnings pre-announcements by technology companies ranging from Intel to Apple Computer. The result was a widespread sell-off in technology shares that affected both weak companies and those continuing to execute on their solid, well-funded business plans.

--------------------------------------------------------------------------------
                               TECHNOLOGY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
CIENA Corp.................................................................2.31%
i2 Technologies............................................................2.19%
Siebel Systems.............................................................2.05%
Applied Micro Circuits.....................................................1.99%
Mercury Interactive........................................................1.89%
Network Appliance..........................................................1.81%
EMC Corp...................................................................1.80%
Brocade Communications Systems.............................................1.75%
SDL Inc....................................................................1.74%
PMC-Sierra Inc.............................................................1.69%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

For the six-month period ended September 30, 2000, the value of Technology Fund-Investor Class shares declined 3.87%, compared to a 3.60% drop in the S&P 500 Index. Despite giving ground, the fund performed far better than the Nasdaq Composite, which lost 19.68%. It's important to keep performance in perspective:
For the most recent 12-month period, the fund was up 102.26%, far outpacing a 13.27% increase in the S&P 500 Index and a 33.74% gain in the Nasdaq Composite. (Of course, past performance is no guarantee of future results.)(13),(14)

TECHNOLOGY DEMAND REMAINS STRONG

In a market where many of our competitors suffered sizable losses, the fund fared relatively well, keeping pace with the broader equity market. The fund's ability to largely sidestep many of the stocks that disappointed investors reflects our intensive research and careful attention to fundamentals. For the year, the fund remains one of the leading technology funds and continues to sport the best performance among large technology funds.

While many of the recent concerns over valuations are legitimate, we also believe overall technology demand remains very strong, if not as robust as it was in 1999. For one, existing voice networks do not have the scale or efficiency to accommodate the explosion in data traffic we have witnessed in recent years. Consequently, carriers are spending billions of dollars to upgrade their networks. Standing to benefit from this investment are optical networking companies, such as CIENA Corp, which supplies technology that breaks light into the full spectrum with each color capable of transmitting a separate data stream. Applied Micro Circuits, one of our largest holdings, manufactures a variety of chips for optical networks. Both stocks have been strong performers.

SORTING OUT THE WINNERS AND LOSERS

Despite the concerns in the marketplace and the poor performance of technology stocks of late, we believe that we are relatively close to reaching bottom. The market has been doing its job of sorting out the winners and losers. Losers have been discarded with considerable relish, and valuation excesses and speculation are being corrected with a vengeance. Once this process is further along, we expect that investors will come back to well-managed companies that address large and growing markets and that have a large, if not dominant, market share and strong earnings potential. We expect to have the fund well positioned for this turn in psychology, which could come as early as the presidential election.

FOR MORE DETAILS ON BILL'S CURRENT OUTLOOK ON TECHNOLOGY STOCKS,
PLEASE SEE PAGE 21.

LINE GRAPH:       INVESCO TECHNOLOGY FUND - INVESTOR CLASS
                  GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Technology Fund            S&P 500 Index (14)
Investor Class

09/90            $10,000           09/90           $10,000
09/91             18,064           09/91            13,109
09/92             20,037           09/92            14,556
09/93             28,627           09/93            16,444
09/94             28,892           09/94            17,049
09/95             42,234           09/95            22,115
09/96             52,645           09/96            26,608
09/97             66,507           09/97            37,366
09/98             60,260           09/98            40,759
09/99            110,757           09/99            52,086
09/00            224,011           09/00            58,998


LINE GRAPH:       INVESCO TECHNOLOGY FUND - CLASS C
                  GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Technology Fund - Class C           S&P 500 Index(14)
         02/00    $10,000                            02/00    $10,000
         09/00    $10,198                            09/00    $10,583

LINE GRAPH:       INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS
                  GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the twenty-one month period ended 9/30/00.

        INVESCO Technology Fund -
        Institutional Class                         S&P 500 Index (14)
        12/98    $10,000                            12/98    $10,000
        09/00    $30,938                            09/00    $11,935



PIE CHART:      TECHNOLOGY FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Computer Software & Services............20.73%
                Electronics-Semiconductor...............19.31%
                Communications-Equipment
                  & Manufacturing.......................11.08%
                Electrical Equipment.....................7.81%
                Computers-Networking.....................6.56%
                Services-Computer Systems................4.31%
                Computer Systems.........................3.70%
                Computers-Peripherals....................3.18%
                Telecommunications-Cellular & Wireless...2.45%
                Other...................................12.68%
                Cash & Cash Equivalents..................8.19%


FUND MANAGEMENT

[PHOTO OF WILLIAM R. KEITHLER OMITTED]

WILLIAM R. KEITHLER, CFA
TECHNOLOGY FUND

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT AT INVESCO FUNDS GROUP. A CHARTERED FINANCIAL ANALYST, BILL RECEIVED AN MS FROM THE UNIVERSITY OF WISCONSIN-MADISON AND A BS FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

(13) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

TELECOMMUNICATIONS FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

While investors entered 2000 with bullish expectations for the telecommunications sector, a number of developments have called into question the industry's demand drivers and have -- at least temporarily -- cooled investors' ardor.

--------------------------------------------------------------------------------
                           TELECOMMUNICATIONS FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
EMC Corp...................................................................3.63%
Applied Micro Circuits.....................................................3.63%
Juniper Networks...........................................................3.59%
SDL Inc....................................................................3.47%
CIENA Corp.................................................................3.34%
PMC-Sierra Inc.............................................................3.15%
Corning Inc................................................................2.50%
Nortel Networks............................................................2.49%
Qwest Communications International.........................................2.34%
Cisco Systems..............................................................2.17%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

First, wireless service and equipment providers were hit by a slowdown in subscriber growth and a subsequent profits warning from equipment powerhouse Nokia Corp. Meanwhile, long distance and European telecom companies continued to see their margins squeezed by pricing pressures. More recently, a number of competitive local exchange carriers (CLECs), which compete with incumbent baby Bells, encountered a funding drought in the high yield market that threatened to delay their growth plans. These concerns cast a pall over most areas of the telecommunications market, affecting service providers and equipment manufacturers alike.

PIE CHART:      TELECOMMUNICATIONS FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Communications-Equipment
                  & Manufacturing.......................19.21%
                Electronics-Semiconductor...............15.21%
                Telephone...............................13.14%
                Telecommunications-Cellular
                  & Wireless.............................9.50%
                Computers-Networking.....................8.31%
                Telecommunications-Long Distance.........5.75%
                Computers-Peripherals....................4.07%
                Broadcasting.............................3.58%
                Computer Software & Services.............3.50%
                Manufacturing-Diviersified...............2.50%
                Other....................................7.09%
                Cash & Cash Equivalents..................8.14%

Over this challenging six-month period ended September 30, 2000, the value of Telecommunications Fund-Investor Class shares declined 13.79%, compared to a 3.60% drop in the S&P 500 Index. Over the past 12 months, however, the fund gained 74.47%, well ahead of the 13.27% gain in the S&P 500 Index. (Of course, past performance is no guarantee of future results).(15),(16)

TELECOMMUNICATIONS SPENDING GROWTH SHOULD CONTINUE

While we have long recognized that the pace of telecommunications spending over the past few years was unsustainable, we believe that the sector continues to offer strong growth potential. Even if the market slows from the 30% gain recorded this year, we still expect annual telecommunications spending to grow at a double-digit rate -- faster than overall economic growth.

For one, recent forecasts of decelerating spending growth have reflected annual capital spending surveys that habitually underestimate actual behavior. Moreover, the funding problems in the CLECs have been relatively isolated. Even if the entire CLEC group cut back its spending, this market only accounts for 8% of the industry's total capital spending. Incumbent regional Bell operating companies, long distance companies and European national telecommunications providers continue to invest in new equipment, particularly technology to accommodate the recent explosion in data traffic.

OPTICAL NETWORKING: THE SECTOR'S NEXT BIG DRIVER

One area that continues to benefit from vigorous telecommunications spending is optical networking -- a technology that improves the efficiency and carrying capacity of fiber optic networks. Many of the fund's top performers were in this industry. One standout was CIENA Corp, a leader in wave division multiplexing that breaks light into the full spectrum -- each color capable of transmitting a separate data stream. Another strong performer was Juniper Networks, which provides next-generation Internet routers designed specifically for carrier networks.

RBOCS AND CONSOLIDATION AID PERFORMANCE

Our results over the period were cushioned somewhat by our decision to trim our exposure to the troubled wireless market ahead of Nokia's profit warning. Our results were also aided by the relatively stable performance by the regional Bell operating companies, or RBOCs. Investors are starting to recognize the strategic importance of the RBOCs' control of the crucial last mile of phone lines into consumers' homes. In particular, we benefited from the consummation of the merger of US WEST and Qwest Communications International, and we are enthusiastic about the resulting synergies. Industry consolidation also worked in our favor when our position in Internet hosting provider Verio Inc was acquired by Japan's Nippon Telegraph & Telephone.

While we believe the weakness in the telecommunications market has been overstated, we caution that these stocks could remain volatile over the near-term until investors become more discriminating and reward the kind of solid, well-managed, well-funded businesses we own. Our focus going forward will be on areas of the telecommunications sector -- such as optical networking -- where we foresee accelerating growth opportunities in 2001.

LINE GRAPH:       INVESCO TELECOMMUNICATIONS FUND - INVESTOR CLASS
                  GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index (16) and MSCI-EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the six year period ended 9/30/00.

INVESCO Telecommunications Fund                     MSCI-EAFE
Investor Class            S&P 500 Index (16)        Index (16)

08/94    $10,000          08/94    $10,000          08/94    $10,000
09/94     10,440          09/94     10 155          09/94      9,919
09/95     12,838          09/95     13,172          09/95     10,525
09/96     14,783          09/96     15,849          09/96     11,466
09/97     20,506          09/97     22,256          09/97     12,898
09/98     20,422          09/98     24,277          09/98     11,856
09/99     43,217          09/99     31,024          09/99     15,569
09/00     75,402          09/00     35,141          09/00     16,102


LINE GRAPH:       INVESCO TELECOMMUNICATIONS FUND - CLASS C
                  GROWTH OF $10,000(15)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(16) and MSCI-EAFE Index(16), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Telecommunications                           MSCI-EAFE
         Fund - Class C             S&P 500 Index(16)         Index (16)

         02/00    $10,000          02/00    $10,000           02/00    $10,000
         09/00    $9,325           09/00    $10,583           09/00    $9,184


FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]

BRIAN B. HAYWARD, CFA
TELECOMMUNICATIONS FUND

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1985.

(15) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(16) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, WHILE THE MSCI-EAFE INDEX REFLECTS THE PERFORMANCE OF COMMON STOCKS FOR EUROPE, ASIA AND THE FAR EAST. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

UTILITIES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The performance of utility stocks over the past six months has been mixed. Electric utility shares have surged on strong usage, tight industry capacity, and higher oil and natural gas prices. These shares have also been rewarded by investors seeking a defensive haven against heightened equity market volatility. On the downside, telecommunications shares have struggled against concerns over slowing wireless demand, heightened price competition in the long distance market, and credit concerns facing some emerging telecom carriers.

--------------------------------------------------------------------------------
                                UTILITIES FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                      % of Total Net Assets as of 9/30/00
--------------------------------------------------------------------------------
Calpine Corp...............................................................5.41%
SBC Communications.........................................................4.14%
Duke Energy................................................................3.64%
Dynegy Inc Class A Shrs....................................................3.33%
AES Corp...................................................................3.31%
Coastal Corp...............................................................3.24%
Qwest Communications International.........................................3.18%
Enron Corp.................................................................3.11%
Amdocs Ltd.................................................................2.80%
Unicom Corp................................................................2.80%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

For the six-month period ended September 30, 2000, the value of Utilities Fund-Investor Class shares declined 3.63%, in line with the 3.60% decline in the S&P 500 Index. But the fund's performance fell well short of the 41.33% surge in the S&P Utilities Index, which reflected a recent jump in electric and natural gas utility stocks fueled by soaring prices. (Of course, past performance is no guarantee of future results).(17),(18)

TELECOMMUNICATIONS SHARES HINDER PERFORMANCE

The fund's performance relative to the utilities index reflects our weighting in telecommunications shares, which struggled during the period. Among the hardest hit were competitive local exchange carriers (CLECs) -- telephone providers that compete with the regional Bell companies. The CLEC group has been plagued by a drought in high-yield financing, as well as by the bankruptcy and disposition of GST Communications, which effectively broke an industry valuation benchmark.

These pressures also extended to utility companies with embedded telecommunications assets, as well as incumbent telecom providers, such as Verizon Communications, hurt by labor problems and a threatened delay in the digital services rollout.

While we have been disappointed with the performance of our telecommunications shares, we feel the recent contraction in valuations has been overstated. Furthermore, we are confident in the growth potential of the carriers we own -- all of which are well funded through 2002.

ELECTRIC UTILITY STOCKS SHINE

On a positive note, our performance did benefit from our decision earlier this year to increase our weighting in electric utility stocks benefiting from higher usage rates. Many electric utility companies pre-announced better-than-expected earnings, providing further support for their share prices.

Recently, our focus has been on the electricity generation market, where national players such as Duke Energy are taking advantage of deregulation and tight capacity to aggressively pursue market share. Calpine Corp, the nation's largest producer of renewable geothermal energy, saw its earnings jump on increased demand and higher prices in some of its U.S. markets. The company's shares also benefited from Calpine's recent acquisitions of geothermal steam fields and energy facilities.

As some regions of the country suffer energy shortages while others are saddled with excess supply, the trading of energy has become big business. To take advantage of the opportunities in energy trading, we added to our position in Enron Corp, a leading arbitrageur in energy markets.

Looking ahead, we are upbeat on the outlook for utilities stocks, particularly in the electricity generation area. Even if the economy slows, we believe energy demand will remain high as Internet use continues to grow. At the same time, supply constraints in the natural gas and electric generation markets have supported higher rates. Given that it takes at least 18 months to build new power plants, we believe supply and demand dynamics will remain favorable for some time. In this volatile market, we will continue to focus on utility and telecom stocks that offer long-term growth potential to augment their more defensive characteristics.

PIE CHART:      UTILITIES FUND
                INDUSTRY BREAKDOWN
                AS OF 9/30/00

                [PIE CHART]

                % OF TOTAL NET ASSETS

                Electric Utilities......................35.46%
                Telephone...............................25.56%
                Natural Gas Pipelines...................13.82%
                Telecommunications-Cellular & Wireless...7.46%
                Telecommunications - Long Distance.......3.18%
                Broadcasting.............................1.51%
                Communications-Equipment
                  & Manufacturing........................1.36%
                Cash & Cash Equivalents.................11.65%


LINE GRAPH:       INVESCO UTILITIES FUND - CLASS C
                  GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class C to the value of a $10,000 investment in the S&P 500 Index (18) and S&P Utilities Index(18), assuming in each case reinvestment of all dividends and capital gain distributions, for the seven month period ended 9/30/00.

         INVESCO Utilities                                   S&P Utilities
         Fund - Class C           S&P 500 Index (18)         Index (18)

         02/00    $10,000         02/00    $10,000           02/00    $10,000
         09/00    $9,852          09/00    $10,583           09/00    $14,628

LINE GRAPH:       INVESCO UTILITIES FUND - INVESTOR CLASS
                  GROWTH OF $10,000(17)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index
(18) and S&P Utilities Index(18), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 9/30/00.

INVESCO Utilities Fund                             S&P Utilities
Investor Class           S&P 500 Index (18)        Index (18)

09/90   $10,000          09/90   $10,000           09/90   $10,000
09/91    12,596          09/91    13,109           09/91    11,587
09/92    14,188          09/92    14,556           09/92    13,252
09/93    18,795          09/93    16,444           09/93    16,488
09/94    17,291          09/94    17,049           09/94    14,328
09/95    19,644          09/95    22,115           09/95    18,281
09/96    22,316          09/96    26,608           09/96    19,528
09/97    26,361          09/97    37,366           09/97    22,334
09/98    31,281          09/98    40,759           09/98    29,041
09/99    38,598          09/99    52,086           09/99    28,702
09/00    47,894          09/00    58,998           09/00    41,480


FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD OMITTED]

BRIAN B. HAYWARD, CFA
UTILITIES FUND

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1985.

(17) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(18) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P UTILITIES INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE UTILITIES SECTOR. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

QUESTIONS & ANSWERS

AN INTERVIEW WITH DIRECTOR OF SECTOR MANAGEMENT BILL KEITHLER

WHAT'S NEXT FOR TECHNOLOGY STOCKS?

HOW WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH?

BILL KEITHLER: Our strategy is to identify industry leaders, or companies vying for a leadership position, in technology markets that are growing fairly rapidly. We are growth investors, and there has to be a fundamental growth story supporting the stock, or we won't even look at it.

First, we forecast earnings, because we believe earnings growth drives stock prices. We try to anticipate the market's expansion, and then estimate the company's future share of that market. Then we estimate the company's likely income statement several years out to produce our forecasts of future earnings.

We'll also assess a company's risks -- including strength of demand, availability of components, liquidity of its stock, and financial risks tied to its balance sheet. Another important element is the quality and experience of the management team. We will also take valuations into account, primarily as a tool to estimate the company's upside potential and downside risk. All things being equal, if a company's valuation is high relative to the leading companies in its market, we may give it a smaller weighting in the portfolio than its business outlook might suggest. But we rarely make a buy or sell decision based on valuation alone.

This is an ongoing process, and we never rest on our assumptions. In the technology universe, dynamics can change rapidly. For that reason, we have to continuously return to our analysis, taking into account new information and any additional data points. We are constantly fine-tuning the portfolio.

[PHOTOGRAPH OF BILL KEITHLER OMITTED]

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT AT INVESCO FUNDS GROUP

WHAT RESOURCES DO YOU CALL ON IN MANAGING THE FUND?

BILL KEITHLER: We have four full-time investment professionals, including myself, who focus solely on technology stocks. Our efforts are augmented by the three-person team managing INVESCO Telecommunications Fund. We are constantly meeting with companies, attending trade shows, reading industry research and trade publications. This kind of attention is especially critical because of the rapid pace of change within the technology industry. It would be very difficult for individual investors to replicate this kind of process, which we believe is critical to successful technology investing.

WHERE DO YOU SEE INVESTMENT OPPORTUNITIES IN THE TECHNOLOGY SECTOR?

BILL KEITHLER: One reason technology investing can be so compelling, and at times so frustrating, is that the dynamics are always changing, and new opportunities are forever being created. As investors, our goal is to identify the best investment potential within the technology sector at any point in time. We may find these opportunities in telecommunications firms, Internet companies, semiconductor manufacturers, software designers, or companies capitalizing on the outsourcing of manufacturing.

Right now, one area where we continue to see opportunity is the optical networking market. For the first time, the volume of data traffic has exceeded the volume of voice traffic on public telecommunications networks. While the volume of data traffic continues to grow exponentially, networks carrying all this traffic were designed for analog voice signals and don't have the efficiency or scale to accommodate the demands of data traffic. Consequently, the entire telecommunications backbone is being rebuilt, and carriers are spending billions of dollars to upgrade their networks. Standing to benefit from this investment are optical networking companies, which make equipment that improves the efficiency and carrying capacity of networks. This investment is going to continue, regardless of who wins the "dot-com" wars.

TECHNOLOGY STOCKS HAVE EXHIBITED HEIGHTENED VOLATILITY IN RECENT MONTHS, DUE IN PART TO A SHAKE-OUT IN THE DOT-COM MARKET. WHAT IS YOUR OUTLOOK FOR TECHNOLOGY STOCKS?

BILL KEITHLER: The outlook for technology stocks, while still good, is probably less certain than it's been at any time since the 1998 Asian financial crisis. Many of the demand drivers for technology companies are now being questioned, and the meltdown in the dot-com space is only the most highly publicized of these concerns. Notably, the wireless communications market has fallen under a cloud since equipment powerhouse Nokia Corp guided down earnings expectations in July.

Meanwhile, emerging telecommunications carriers have been besieged by funding problems and credit concerns. Adding to these worries are new doubts over the strength and duration of the semiconductor investment cycle, since supply in that market now appears to be catching up to demand. All of these developments have called into question near-term spending on everything from Internet infrastructure to online advertising to telecommunications equipment, contributing to stock volatility. While many of these concerns are legitimate, we believe overall technology demand remains very strong, if not as robust as it was last year.

DO YOU THINK INVESTORS HAVE LOST THEIR APPETITE FOR TECHNOLOGY STOCKS, OR DO YOU THINK IT'S TIME TO REVISIT OPPORTUNITIES IN THE SECTOR?

BILL KEITHLER: I don't think investor interest in technology has changed, but I think expectations certainly have. A year ago, investors probably had unrealistically high expectations -- particularly when it came to wireless subscriber growth. Expectations have probably moved closer to reality, and valuations have retreated as a result -- but still remain high by historical comparisons. As far as stock performance goes, the returns generated by technology stocks in 1998 and 1999 were extraordinary. It would be misleading to extrapolate them and assume those figures to be the norm.

DO  YOU  THINK  THE  RECENT   MELTDOWN   IN  DOT-COM   STOCKS  HAS   JEOPARDIZED
INTERNET-RELATED INVESTMENT?

BILL  KEITHLER:  Regardless of what happens with dot-com  revenues,  there is no question that the Internet is here to stay. The Internet is already revolutionizing the way that brick and mortar retailers do business. Traditional retailers see the Web not as a substitute for their physical stores, but as another distribution channel they can leverage to reach additional customers and improve efficiency. Consequently, they are investing a tremendous amount of money in software, servers, and outsourced services like Web hosting. There are no signs that this investment is slowing down, and it remains a strong demand driver.

"...ONE AREA WHERE WE CONTINUE TO SEE OPPORTUNITY IS THE OPTICAL NETWORKING MARKET."
         --BILL KEITHLER

YOUR FUND'S REPORT

"FINANCIAL SERVICES STOCKS SURGED AHEAD ON EASING INTEREST RATE FEARS AND ACCELERATING MERGER ACTIVITY."

MARKET HEADLINES:
APRIL 2000 TO SEPTEMBER 2000

Uncertainty over interest rates and corporate earnings kept equity markets extremely volatile over the past six months. Concerned investors witnessed several previously fast-growing sectors give back some of their gains, while other areas surged ahead.

Early in the period, higher interest rates remained the focus of investors as the "virtuous economy"-- neither too hot nor too cold -- showed signs of finally heating up. Labor markets remained tight and wage pressures were simmering, while consumers were studying the impressive balances on their investment statements and spending like never before.

Meanwhile, economies in Europe and Asia were picking up steam, and oil prices surged to new highs. With the global economy firing on all cylinders, inflation became the dominant concern. The Federal Reserve responded to these pressures by tightening credit conditions. Between June of 1999 and May of 2000, the Fed raised short-term interest rates six times -- for a total of 1.75% -- culminating in a 0.50% rate increase in May.

By June, signs that the economy was starting to cool helped ease interest rate concerns. Investors began to hope that an end to central bank interest rate hikes was in sight, and revisited many of the New Economy shares sold off during the spring correction. Growth stocks rallied in June, aided by the Fed's widely anticipated decision to leave interest rates unchanged. The Federal Reserve Open Market Committee also voted to leave rates unchanged in August, and policymakers hinted that this recent round of monetary tightening might be over -- barring a significant reacceleration in the expansion.

While easing interest rate fears initially alleviated pressure on high valuation stocks, the subsequent rally proved short-lived as a spate of earnings disappointments quickly focused investor attention on the upcoming earnings season. In particular, a number of companies warned that slowing economic growth, higher fuel prices, and a sagging euro currency had hindered their results.

These pressures fell especially hard on cyclically sensitive businesses and those with multinational exposure. But New Economy companies were not immune from these pressures, as evidenced by surprise earnings disappointments from several New Economy stalwarts. Most recently, semiconductor manufacturer Intel warned of disappointing third quarter results -- news that triggered a global technology sell-off in September.

Behind this correction were growing concerns that technology spending was starting to slow amid a deceleration in wireless subscriber growth, and funding pressures on a number of emerging dot-com companies and telecommunications providers. Despite these fears, overall industry spending plans remain robust, if not as strong as they were last year. Moreover, productivity gains created by this technology investment continue to keep inflation contained -- good news for the economy, interest rates, and financial markets.

On another positive note, a number of market sectors have outperformed recently. Financial services stocks surged ahead on easing interest rate fears and accelerating merger activity. Energy and utility stocks were buoyed by high usage rates, and rising oil and natural gas prices. In the health care industry, euphoria over the mapping of the human genome continued to fuel strong, if volatile, performance by biotechnology stocks.

Looking ahead, we recognize that markets could remain volatile as investors assess the earnings climate. If anything, however, we believe this setting will make investors more discriminating in their choice of investments, and will reward stock pickers, such as ourselves, who can identify companies able to perform in any kind of market environment.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
ENERGY FUND
96.39    COMMON STOCKS
3.15     ELECTRIC UTILITIES
         Southern Energy(a)                                                         $     500,000         $   15,687,500
========================================================================================================================
1.72     ELECTRICAL EQUIPMENT
         Active Power(a)                                                                   70,000              4,340,000
         Capstone Turbine(a)                                                               30,000              2,077,500
         Proton Energy Systems(a)                                                          75,000              2,146,875
========================================================================================================================
                                                                                                               8,564,375
12.23    NATURAL GAS PIPELINES
         Coastal Corp                                                                     345,000             25,573,125
         Enron Corp                                                                       177,000             15,509,625
         Kinder Morgan                                                                    195,000              7,982,812
         Western Gas Resources                                                            468,500             11,741,781
========================================================================================================================
                                                                                                              60,807,343
18.07    OIL--INTERNATIONAL INTEGRATED
         Chevron Corp                                                                     243,000             20,715,750
         Conoco Inc Class A Shrs                                                          573,500             14,982,688
         Exxon Mobil                                                                      164,000             14,616,500
         Murphy Oil                                                                       320,000             20,740,000
         Phillips Petroleum                                                               300,000             18,825,000
========================================================================================================================
                                                                                                              89,879,938
26.91    OIL & GAS--DRILLING & EQUIPMENT
         Atwood Oceanics(a)                                                               275,000             11,464,062
         Cooper Cameron(a)                                                                 81,700              6,020,269
         Dril-Quip Inc(a)                                                                 216,000              8,613,000
         Grant Prideco(a)                                                                 335,600              7,362,225
         Grey Wolf(a)                                                                   1,700,000              9,775,000
         Nabors Industries(a)                                                             410,000             21,484,000
         Noble Drilling(a)                                                                393,000             19,748,250
         OSCA Inc Class A Shrs(a)(b)                                                      162,800              2,706,550
         Rowan Cos(a)                                                                     450,000             13,050,000
         Santa Fe International                                                           350,000             15,771,875
         Smith International(a)                                                            65,800              5,366,813
         Varco International(a)                                                           600,000             12,487,500
========================================================================================================================
                                                                                                             133,849,544
26.28    OIL & GAS--EXPLORATION & PRODUCTION
         Anadarko Petroleum                                                               300,000             19,938,000
         Apache Corp                                                                      145,000              8,573,125
         Canadian Occidental Petroleum                                                    700,000             17,631,250
         Devon Energy                                                                     270,000             16,240,500
         EOG Resources                                                                    385,000             14,966,875
         Kerr-McGee Corp                                                                  300,000             19,875,000
         Louis Dreyfus Natural Gas(a)                                                     220,000              8,717,500
         Noble Affiliates                                                                 186,000              6,905,250


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Ocean Energy(a)                                                                  525,000         $    8,104,687
         Unocal Corp                                                                      275,000              9,745,313
========================================================================================================================
                                                                                                             130,697,500
8.03     OIL WELL EQUIPMENT & SERVICES
         Cal Dive International(a)                                                        216,400             12,375,375
         Coflexip SA Sponsored ADR
           Representing 1/2 Ord Shr                                                       133,000              8,279,250
         Halliburton Co                                                                   148,000              7,242,750
         Weatherford International(a)                                                     280,600             12,065,800
========================================================================================================================
                                                                                                              39,963,175
         TOTAL COMMON STOCKS (Cost $370,431,947)                                                             479,449,375
========================================================================================================================
3.61     SHORT-TERM INVESTMENTS
2.01     Commercial Paper
2.01     COMMERCIAL FINANCE
         CIT Group, Discount Notes
           6.660%, 10/2/2000 (Amortized
           Cost $9,998,150)                                                         $  10,000,000              9,998,150
========================================================================================================================
1.60     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 9/29/2000 due 10/2/2000
           at 6.380%, repurchased at $7,940,219
           (Collateralized by US Treasury Bonds,
           due 8/15/2013 at 12.000%,
           value $8,112,191)(Cost $7,936,000)                                       $   7,936,000              7,936,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $17,934,150)                                                                       17,934,150
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $388,366,097)
         (Cost for Income Tax Purposes $389,475,889)                                                      $  497,383,525
========================================================================================================================

FINANCIAL SERVICES FUND
93.32    COMMON STOCKS
6.51     BANKS--MONEY CENTER
         Banco Bilbao Vizcaya Argentina SA
           Registered Shrs                                                                461,700         $    6,975,548
         Chase Manhattan                                                                  481,050             22,218,497
         Morgan (J P) & Co                                                                110,000             17,971,250
         Wells Fargo & Co                                                               1,082,000             49,704,375
========================================================================================================================
                                                                                                              96,869,670
19.41    BANKS--REGIONAL
         Bank of New York                                                               1,169,300             65,553,881
         City National                                                                    396,100             15,299,362
         Fifth Third Bancorp                                                              756,650             40,764,519
         Firstar Corp                                                                     777,616             17,399,158
         FleetBoston Financial                                                          1,008,500             39,331,500
         Northern Trust                                                                   426,500             37,905,188
         Royal Bank of Canada                                                             220,000             13,090,000
         State Street                                                                     302,300             39,299,000
         Synovus Financial                                                                290,000              6,144,375
         Toronto-Dominion Bank                                                            471,500             13,909,250
========================================================================================================================
                                                                                                             288,696,233


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

4.77     CONSUMER FINANCE
         American Express                                                                 889,500         $   54,037,125
         Countrywide Credit Industries                                                    446,500             16,855,375
========================================================================================================================
                                                                                                              70,892,500
15.92    FINANCIAL--DIVERSIFIED
         Ambac Financial Group                                                            200,400             14,679,300
         Associates First Capital Class A Shrs                                            293,000             11,134,000
         Capital One Financial                                                            948,000             66,419,250
         Citigroup Inc                                                                  1,320,400             71,384,125
         Freddie Mac                                                                      631,800             34,156,687
         Providian Financial                                                              307,750             39,084,250
========================================================================================================================
                                                                                                             236,857,612
4.46     INSURANCE BROKERS
         Marsh & McLennan                                                                 499,400             66,295,350
========================================================================================================================
7.73     INSURANCE--LIFE
         AFLAC Inc                                                                        726,500             46,541,406
         Jefferson-Pilot Corp                                                             200,000             13,575,000
         John Hancock Financial Services(a)                                             1,482,200             39,834,125
         Nationwide Financial Services
            Class A Shrs                                                                  400,000             14,950,000
========================================================================================================================
                                                                                                             114,900,531
10.00    INSURANCE--MULTILINE
         American International Group                                                     479,502             45,882,348
         AXA Financial                                                                    445,800             22,707,937
         Hartford Financial Services Group                                                626,200             45,673,462
         Radian Group                                                                     511,800             34,546,500
========================================================================================================================
                                                                                                             148,810,247
6.03     INSURANCE--PROPERTY & CASUALTY
         ACE Ltd(a)                                                                       668,200             26,226,850
         PMI Group                                                                        288,900             19,572,975
         St Paul Cos                                                                      889,400             43,858,538
========================================================================================================================
                                                                                                              89,658,363
15.56    INVESTMENT BANK/BROKER FIRM
         Donaldson Lufkin & Jenrette(a)                                                   100,000                687,500
         Eaton Vance                                                                       80,000              4,080,000
         E*TRADE Group(a)                                                               1,303,800             21,431,213
         Federated Investors Class B Shrs                                                 518,750             12,839,062
         Gallagher (Arthur J) & Co                                                        275,000             16,259,375
         Goldman Sachs Group                                                              103,600             11,803,925
         Lehman Brothers Holdings                                                         248,300             36,686,325
         Merrill Lynch                                                                     93,000              6,138,000
         Morgan Stanley Dean Witter & Co                                                  408,800             37,379,650
         Price (T Rowe) Associates                                                        450,000             21,121,875
         Schwab (Charles) Corp                                                            644,400             22,876,200
         Stilwell Financial(a)                                                            670,300             29,158,050
         Waddell & Reed Financial
           Class A Shrs                                                                   300,000              9,300,000
           Class B Shrs                                                                    57,000              1,653,000
========================================================================================================================
                                                                                                             231,414,175


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

2.93     SAVINGS & LOAN COMPANIES
         Charter One Financial                                                            610,085         $   14,870,822
         Golden West Financial                                                            195,000             10,456,875
         TCF Financial                                                                    486,900             18,319,613
========================================================================================================================
                                                                                                              43,647,310
         TOTAL COMMON STOCKS (Cost $948,377,226)                                                           1,388,041,991
========================================================================================================================
6.68     SHORT-TERM INVESTMENTS
5.04     COMMERCIAL PAPER
2.69     CONSUMER FINANCE
         American Express Credit,
           6.600%, 10/2/2000                                                        $  40,000,000             40,000,000
========================================================================================================================
2.35     FINANCIAL--DIVERSIFIED
         Associates Corp of North America
           6.630%, 10/2/2000                                                        $  35,000,000             35,000,000
========================================================================================================================
           TOTAL COMMERCIAL PAPER
             (Cost $75,000,000)                                                                               75,000,000
========================================================================================================================
1.35     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
             6.415% (Cost $20,066,520)                                                 20,066,520             20,066,520
========================================================================================================================
0.29     REPURCHASE AGREEMENTS
         Repurchase Agreement with State
           Street dated 9/29/2000 due
           10/2/2000 at 6.380%, repurchased
           at $4,314,293 (Collateralized by
           US Treasury Bonds, due 11/15/2016
           at 7.500%, value $4,367,363)
           (Cost $4,312,000)                                                        $   4,312,000              4,312,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $99,378,520)                                                                                 99,378,520
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,047,755,746)
         (Cost for Income Tax
           Purposes $1,053,058,677)                                                                       $1,487,420,511
========================================================================================================================

GOLD FUND
62.78    COMMON STOCKS
62.78    GOLD & PRECIOUS METALS MINING
         Agnico-Eagle Mines Ltd                                          CA               540,000         $    3,138,750
         AngloGold Ltd Sponsored ADR
           Representing 1/2 Ord Shr                                      SF               145,000              2,664,375
         Barrick Gold                                                    CA               297,900              4,542,975
         Battle Mountain Gold(a)                                                          900,000              1,575,000
         Claude Resources(a)                                             CA               346,700                126,735
         Francisco Gold(a)                                               CA               256,700              1,023,661
         Franco-Nevada Mining Ltd                                        CA               390,000              3,836,236
         Freeport-McMoRan Copper & Gold
           Class B Shrs(a)                                                                175,000              1,542,187
         Glamis Gold Ltd(a)                                              CA                86,000                129,000
         Goldcorp Inc Class A Shrs(a)                                    CA               418,600              2,825,550
         Harmony Gold Mining Ltd
           Sponsored ADR Representing
           Ord Shrs                                                      SF               200,000              1,025,000
         Homestake Mining(a)                                                              288,000              1,494,000
         IAMGOLD Corp(a)                                                 CA             1,530,800              2,543,533
         Manhattan Minerals(a)                                           CA               350,000                583,876


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Meridian Gold(a)                                                CA               775,000         $    5,279,687
         Metallica Resources(a)                                          CA               500,000                135,000
         Newmont Mining                                                                   225,000              3,825,000
         Pacific Rim Mining(a)(b)                                        CA             1,264,900              1,261,033
         Placer Dome                                                     CA               480,000              4,530,000
         Repadre Capital(a)                                              CA               500,000                614,781
         Rio Narcea Gold Mines Ltd(a)                                    CA               545,900                308,398
         Solitario Resources(a)                                          CA               191,000                176,452
         Star Resources(a)(b)                                            CA             4,499,500              1,943,822
         Stillwater Mining(a)                                                              45,000              1,218,150
         Teck Corp Class B Shrs                                          CA               250,000              1,669,879
========================================================================================================================
         TOTAL COMMON STOCKS (Cost $58,700,730)                                                               48,013,080
========================================================================================================================
5.90     PREFERRED STOCKS
         GOLD & PRECIOUS METALS MINING
         Freeport-McMoRan Copper & Gold
           Depository Shrs Representing
           1/20 Series Gold Pfd Shr
           (Cost $4,991,632)                                                              255,000              4,510,313
========================================================================================================================
12.01    OTHER
12.01    GOLD BULLION
         Gold Bullion Troy Ounce(a)
           (Cost $9,475,205)                                                            33,478(c)              9,181,320
========================================================================================================================
19.31    SHORT-TERM INVESTMENTS
13.07    COMMERCIAL PAPER
13.07    COMMERCIAL FINANCE
         CIT Group, Discount Notes,
           6.660%, 10/1/2000
           (Amortized Cost $9,998,150)                                              $  10,000,000              9,998,150
========================================================================================================================
6.24     REPURCHASE AGREEMENTS
         Repurchase Agreement with State
           Street dated 9/29/2000 due
           10/2/2000 at 6.380%, repurchased
           at $4,772,536 (Collateralized by
           US Treasury Bonds, due 8/15/2013
           at 12.000%, value $4,879,721)
           (Cost $4,770,000)                                                        $   4,770,000              4,770,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $14,768,150)                                                                       14,768,150
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $87,935,717)
         (Cost for Income Tax Purposes $89,250,549)                                                       $   76,472,863
========================================================================================================================

HEALTH SCIENCES FUND
92.07    COMMON STOCKS
3.18     BIOTECHNOLOGY
         Titan Pharmaceuticals(a)                                                         488,165         $   31,730,725
         Vertex Pharmaceuticals(a)                                                        461,900             39,030,550
========================================================================================================================
                                                                                                              70,761,275
31.58    BIOTECHNOLOGY--HEALTH CARE
         Abgenix Inc(a)                                                                   740,260             59,822,261
         Affymetrix Inc(a)                                                                207,200             10,334,100
         Alexion Pharmaceuticals(a)                                                       301,590             34,381,260


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Amgen Inc(a)                                                                     922,600         $   64,423,428
         Amylin Pharmaceuticals(a)                                                        295,000              3,171,250
         Biogen Inc(a)                                                                    320,000             19,520,000
         Celgene Corp(a)                                                                  138,600              8,246,700
         Cell Therapeutics(a)                                                             595,600             39,719,075
         Celltech Group PLC(a)                                                            255,245              5,090,853
         Cephalon Inc(a)                                                                  188,700              9,151,950
         Collateral Therapeutics(a)                                                         8,400                243,075
         COR Therapeutics(a)                                                              806,800             50,273,725
         Cubist Pharmaceuticals(a)                                                        483,400             25,167,012
         Curis Inc(a)                                                                     317,160              6,323,378
         Deltagen Inc(a)                                                                   31,600                977,625
         Ecogen Technologies I(a)(b)(h)                                                       100                      1
         Genentech Inc(a)                                                                 161,000             29,895,687
         Gilead Sciences(a)                                                               168,700             18,504,281
         IDEC Pharmaceuticals(a)                                                          493,600             86,557,388
         ILEX Oncology(a)                                                                 342,500             10,317,813
         Immunex Corp(a)                                                                  462,900             20,136,150
         Medarex Inc(a)                                                                   357,100             41,892,294
         MedClone Trust(a)(h)                                                             144,405                      1
         MedImmune Inc(a)                                                                 993,700             76,763,325
         NPS Pharmaceuticals(a)                                                           382,100             21,612,531
         Protein Design Labs(a)                                                           503,880             60,717,540
         Xenometrix Inc(a)(h)                                                             121,058                 57,881
========================================================================================================================
                                                                                                             703,300,584
2.44     ELECTRONICS--INSTRUMENTS
         Waters Corp(a)                                                                   610,300             54,316,700
========================================================================================================================
2.65     HEALTH CARE--SERVICES
         Edwards Lifesciences(a)                                                          785,812             17,140,524
         First Health Group(a)                                                             95,100              3,066,975
         Mediconsult.com Inc(a)(h)                                                        933,434                607,461
         Mediconsult.com Inc Escrowed Shrs(a)(h)                                          103,715                 39,703
         SYNAVANT Inc(a)                                                                   34,800                232,725
         UnitedHealth Group                                                               385,500             38,068,125
========================================================================================================================
                                                                                                              59,155,513
41.67    HEALTH CARE DRUGS--PHARMACEUTICALS
         Alkermes Inc(a)                                                                  195,340              7,545,007
         Allergan Inc                                                                     535,800             45,241,612
         ALZA Corp(a)                                                                     517,030             44,723,095
         American Home Products                                                         1,507,675             85,277,867
         AmeriSource Health Class A Shrs(a)                                               607,500             28,552,500
         Andrx Group(a)                                                                    79,400              7,413,975
         AstraZeneca Group PLC Sponsored ADR
           Representing Ord Shrs                                                          193,950             10,194,497
         Bristol-Myers Squibb                                                           1,268,200             72,445,925
         DUSA Pharmaceuticals(a)(b)                                                       682,500             21,029,531
         Forest Laboratories(a)                                                            65,300              7,489,094
         Fujisawa Pharmaceutical Ltd                                                      928,900             34,212,678
         Glaxo Wellcome PLC Sponsored ADR
           Representing 2 Ord Shrs                                                         17,700              1,069,744
         Human Genome Sciences(a)                                                         207,800             35,975,375


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Inhale Therapeutic Systems(a)                                                    420,000         $   23,677,500
         Lilly (Eli) & Co                                                               1,132,500             91,874,062
         Merck & Co                                                                     1,036,400             77,147,025
         Millennium Pharmaceuticals(a)                                                    231,400             33,798,862
         Pfizer Inc                                                                     1,693,211             76,088,669
         Pharmacia Corp                                                                 1,643,867             98,940,245
         QLT Inc(a)                                                                       109,700              7,774,987
         Sanofi-Synthelabo SA                                                             479,900             25,791,866
         Schering AG                                                                      500,800             32,748,940
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                                         15,625              1,072,266
         Takeda Chemical Industries Ltd                                                   256,700             16,961,299
         Teva Pharmaceutical Industries
           Sponsored ADR Representing Ord Shrs                                            333,600             24,415,350
         Yamanouchi Pharmaceutical Ltd                                                    346,600             16,678,882
========================================================================================================================
                                                                                                             928,140,853
0.43     INSURANCE--MULTILINE
         CIGNA Corp                                                                        91,500              9,552,600
========================================================================================================================
9.16     MEDICAL EQUIPMENT & DEVICES
         Baxter International                                                             376,700             30,065,369
         Boston Scientific(a)                                                             215,300              3,538,994
         Bruker Daltonics(a)                                                               20,000                887,500
         Guidant Corp(a)                                                                  415,700             29,384,794
         Invitrogen Corp(a)                                                               453,800             32,276,525
         Laboratory Corp of America Holdings(a)                                           148,100             17,734,975
         Medtronic Inc                                                                    183,389              9,501,843
         PE Corp-PE Biosystems Group                                                      408,700             47,613,550
         St Jude Medical(a)                                                               470,700             24,005,700
         Targeted Genetics(a)                                                             759,300              9,016,688
========================================================================================================================
                                                                                                             204,025,938
0.96     SERVICES--COMPUTER SYSTEMS
         IMS Health                                                                     1,032,200             21,418,150
========================================================================================================================
         TOTAL COMMON STOCKS (Cost $1,416,960,783)                                                         2,050,671,613
========================================================================================================================
0.29     PREFERRED STOCKS
0.07     BIOTECHNOLOGY--HEALTH CARE
         Ingenex Inc, Pfd, Series B Shrs(a)(h)                                            103,055                 62,864
         MedClone Inc, Conv Pfd,
           Series G Shrs(a)(h)                                                            581,396                 75,581
         Osiris Therapeutics, Conv Pfd,
           Series C Shrs(a)(h)                                                            382,353              1,300,000
========================================================================================================================
                                                                                                               1,438,445
0.22     MEDICAL EQUIPMENT & DEVICES
         Athersys Inc, Conv Pfd,
           Class F Shrs(a)(h)                                                             416,667              5,000,000
         Janus Biomedical, Conv Pfd,
           Series A Shrs(a)(h)                                                            400,000                      1
========================================================================================================================
                                                                                                               5,000,001
         TOTAL PREFERRED STOCKS (Cost $8,900,001)                                                              6,438,446
========================================================================================================================


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

7.64     SHORT-TERM INVESTMENTS
0.01     FIXED INCOME SECURITIES
0.01     HEALTH CARE--SERVICES
         Mediconsult.com Inc,
           Bridge Notes 12.500%(d),
           10/31/2000(h)
           (Cost $292,070)                                                          $     292,070         $      292,070
========================================================================================================================
5.39     COMMERCIAL PAPER
3.14     COMMERCIAL FINANCE
         CIT Group, Discount Notes,
           6.660%, 10/2/2000                                                        $  20,000,000             19,996,299
         Heller Financial,
           6.560%, 10/4/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
                                                                                                         69,996,299
2.25     CONSUMER FINANCE
         American Express Credit,
           6.550%, 10/2/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
           TOTAL COMMERCIAL PAPER
             (Amortized Cost
               $119,996,299)                                                                                 119,996,299
========================================================================================================================
1.13     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
           6.415% (Cost $25,179,644)                                                   25,179,644             25,179,644
========================================================================================================================
1.11     REPURCHASE AGREEMENTS
         Repurchase Agreement with
           State Street dated
           9/29/2000 due 10/2/2000
           at 6.380%, repurchased
           at $8,227,372
           (Collateralized by US
           Treasury Notes, due
           5/15/2002 at 7.500%,
           value $8,392,957)                                                        $   8,223,000              8,223,000
         Repurchase Agreement with
           State Street dated 9/29/2000
           due 10/2/2000 at 6.380%,
           repurchased at $16,408,719
           (Collateralized by US
           Treasury Notes, due 6/30/2001
           at 5.750%, value $16,735,412)                                            $  16,400,000             16,400,000
========================================================================================================================
           TOTAL REPURCHASE AGREEMENTS
             (Cost $24,623,000)                                                                               24,623,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $170,091,013)                                                                     170,091,013
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,595,951,797)
         (Cost for Income Tax
           Purposes $1,651,756,994)                                                                       $2,227,201,072
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
LEISURE FUND
91.93    COMMON STOCKS
3.31     BEVERAGES--ALCOHOLIC
         Anheuser-Busch Cos                                                              177,600          $    7,514,700
         Heineken NV                                                                     214,900              11,947,903
========================================================================================================================
                                                                                                              19,462,603
10.91    BROADCASTING
         Belo (A H) Corp Series A Shrs                                                   135,400               2,496,437
         Clear Channel Communications(a)                                                 148,328               8,380,532
         EchoStar Communications Class A Shrs(a)                                         210,400              11,098,600
         General Motors Class H Shrs(a)                                                  253,900               9,440,002
         Infinity Broadcasting Class A Shrs(a)                                           120,300               3,969,900
         Pegasus Communications(a)                                                       370,900              17,919,106
         Radio One
           Class A Shrs(a)                                                                67,500         $      561,094
           Class D Shrs(a)                                                                80,400                567,825
         Sinclair Broadcast Group(a)                                                     385,200              4,213,125
         Television Broadcasts Ltd
           Sponsored ADR
           Representing 2 Ord Shrs                                                       154,500              1,854,742
         UnitedGlobalCom Inc Class A Shrs(a)                                             121,050              3,631,500
========================================================================================================================
                                                                                                              64,132,863
11.11    CABLE
         AT&T Corp-Liberty Media Group
           Class A Shrs(a)                                                              1,651,564             29,728,152
         Cablevision Systems Class A Shrs(a)                                               73,000              4,840,812
         Comcast Corp Special Class A Shrs(a)                                             366,356             14,997,699
         Liberty Satellite & Technology
           Class A Shrs(a)                                                                313,900              3,335,187
         NTL Inc(a)                                                                       186,397              8,632,511
         USA Networks(a)                                                                  169,900              3,727,181
========================================================================================================================
                                                                                                              65,261,542
1.59     COMPUTER SOFTWARE & SERVICES
         Activision Inc(a)                                                                348,600              5,229,000
         Electronic Arts(a)                                                                50,000              2,468,750
         Intertrust Technologies(a)                                                       138,035              1,665,047
========================================================================================================================
                                                                                                               9,362,797
0.99     CONSUMER--JEWELRY, NOVELTIES & GIFTS
         De Beers Consolidated Mines ADR
           Representing Ord Shrs                                                          208,900              5,783,919
========================================================================================================================

8.90     ENTERTAINMENT
         Disney (Walt) Co                                                                 205,499              7,860,337
         Gemstar-TV Guide International(a)                                                168,689             14,707,572
         Seagram Co                                                                       125,500              7,208,406
         Time Warner                                                                      151,400             11,847,050
         Viacom Inc
           Class A Shrs(a)                                                                 82,080              4,801,680
           Class B Non-Voting Shrs(a)                                                     100,598              5,884,983
========================================================================================================================
                                                                                                              52,310,028
0.48     FOOTWEAR
         NIKE Inc Class B Shrs                                                             71,100              2,848,444
========================================================================================================================
9.44     GAMING
         Harrah's Entertainment(a)                                                      1,667,800             45,864,500
         MGM Mirage                                                                       161,278              6,158,804
         Park Place Entertainment(a)                                                      227,300              3,437,913
========================================================================================================================

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
0.30     HOUSEHOLD FURNITURE & APPLIANCES
         Harman International Industries                                                   45,540              1,780,614
========================================================================================================================
10.69    LEISURE TIME
         Carlsberg A/S Class B Shrs                                                       255,584             10,581,060
         Carnival Corp                                                                    304,200              7,490,925
         Cedar Fair LP                                                                     97,800              1,803,187
         International Game Technology(a)                                                 452,621             15,219,381
         Intrawest Corp                                                                   126,000              2,094,750
         Royal Caribbean Cruises Ltd                                                      184,224         $    4,741,926
         Six Flags(a)                                                                     380,200              5,893,100
         Steiner Leisure Ltd(a)                                                           328,500              7,350,188
         Vail Resorts(a)                                                                   45,100                913,275
         WMS Industries(a)                                                                299,800              6,745,500
========================================================================================================================
                                                                                                              62,833,292
5.36     LODGING--HOTELS
         Extended Stay America(a)                                                         201,600              2,671,200
         Marriott International Class A Shrs                                              791,500             28,840,281
========================================================================================================================
                                                                                                              31,511,481
6.95     PUBLISHING
         Gannett Co                                                                        44,400              2,353,200
         Harcourt General                                                                 157,100              9,268,900
         Houghton Mifflin                                                                  68,000              2,669,000
         McGraw-Hill Cos                                                                   70,000              4,449,375
         Meredith Corp                                                                     98,000              2,891,000
         Pearson PLC                                                                       50,000              1,389,051
         Valassis Communications(a)                                                       802,100             17,846,725
========================================================================================================================
                                                                                                              40,867,251
1.53     PUBLISHING--NEWSPAPERS
         McClatchy Co Class A Shrs                                                         87,700              3,085,944
         New York Times Class A Shrs                                                       74,900              2,944,506
         Scripps (E W) Co Class A Shrs                                                     54,900              2,964,600
========================================================================================================================
1.37     REAL ESTATE INVESTMENT TRUST
         Starwood Hotels & Resorts Worldwide SBI                                          258,500              8,078,125
========================================================================================================================
1.48     RETAIL--COMPUTERS & ELECTRONICS
         RadioShack Corp                                                                  134,400              8,685,600
========================================================================================================================
0.22     RETAIL--FOOD CHAINS
         Wild Oats Markets(a)                                                             110,300              1,296,025
========================================================================================================================
0.54     RETAIL--SPECIALTY
         Tuesday Morning(a)                                                               406,700              3,177,344
========================================================================================================================
9.76     SERVICES--ADVERTISING & MARKETING
         Catalina Marketing(a)                                                             24,600                925,575
         Harte-Hanks Inc                                                                  427,300             11,643,925
         Interpublic Group                                                                119,200              4,060,250
         Omnicom Group                                                                    319,200             23,281,650
         True North Communications                                                        191,500              6,846,125
         WPP Group PLC                                                                    700,400              8,387,885
         Young & Rubicam                                                                   44,800              2,217,600
========================================================================================================================
                                                                                                              57,363,010
0.64     SERVICES--COMMERCIAL & CONSUMER
         Cendant Corp(a)                                                                  207,400              2,255,475
         Fairfield Communities(a)                                                         147,500              1,493,437
========================================================================================================================
                                                                                                               8,995,050
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
0.21     SPECIALIZED SERVICES
         Granada Compass PLC(a)                                                           130,908         $    1,225,156
========================================================================================================================
2.16     TEXTILE--APPAREL MANUFACTURING
         Donna Karan International(a)                                                      72,800                450,450
         Jones Apparel Group(a)                                                           313,100              8,297,150
         Liz Claiborne                                                                     26,600              1,024,100
         Polo Ralph Lauren(a)                                                             182,700              2,946,038
========================================================================================================================
                                                                                                              12,717,738
0.36     TOBACCO
         Philip Morris                                                                     71,000              2,090,063
========================================================================================================================
3.63     TOYS
         Hasbro Inc                                                                       193,000              2,207,437
         Mattel Inc                                                                     1,707,500             19,102,656
========================================================================================================================
                                                                                                              21,310,093
         TOTAL COMMON STOCKS
           (Cost $394,588,810)                                                                               540,303,167
========================================================================================================================
0.96     PREFERRED STOCKS
0.96     ENTERTAINMENT
         News Corp Ltd Sponsored ADR
           Representing
             4 Pfd Ltd Voting Ord Shrs
             (Cost $1,410,246)                                                            119,778              5,614,594
========================================================================================================================
0.95     OTHER SECURITIES
0.95     CONSUMER--JEWELRY, NOVELTIES
           & GIFTS
         Cie Financiere Richemont AG A,
           Units (Each unit consists of
           one bearer shr at 100 Swiss
           Francs par in the Company
           and one bearer participation
           certificate at no par issued
           by Richemont SA Luxembourg)
           (Cost $2,197,113)                                                                1,860              5,590,546
========================================================================================================================
6.16     SHORT-TERM INVESTMENTS
2.82     COMMERCIAL PAPER
0.46     FINANCIAL--DIVERSIFIED
         American General Finance,
           6.680%, 10/2/2000                                                        $   2,700,000              2,700,000
========================================================================================================================
2.36     INSURANCE--MULTILINE
         American General,
           6.680%, 10/2/2000                                                        $  13,900,000             13,900,000
========================================================================================================================
           TOTAL COMMERCIAL PAPER
             (Cost $16,600,000)                                                                               16,600,000
========================================================================================================================
1.75     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
             6.415% (Cost $10,278,547)                                                 10,278,547             10,278,547
========================================================================================================================

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
1.59     Repurchase Agreements
         Repurchase Agreement with State
           Street dated 9/29/2000 due
           10/2/2000 at 6.380%,
           repurchased at $9,331,959
           (Collateralized by US
           Treasury Notes, due 5/15/2002
           at 7.500%, value $9,522,172)
           (Cost $9,327,000)                                                        $   9,327,000              9,327,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $36,205,547)                                                                                 36,205,547
========================================================================================================================

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $434,401,716)
         (Cost for Income Tax
           Purposes $434,413,160)                                                                         $  587,713,854
========================================================================================================================

REAL ESTATE OPPORTUNITY FUND
92.90    COMMON STOCKS
2.41     GAMING
         Harrah's Entertainment(a)                                                         21,700         $      596,750
         Park Place Entertainment(a)                                                       25,900                391,737
========================================================================================================================
                                                                                                                 988,487
1.19     LODGING--HOTELS
         Marriott International Class A Shrs                                               13,400                488,263
========================================================================================================================
2.11     PAPER & FOREST PRODUCTS
         Bowater Inc                                                                       13,200                612,975
         Weyerhaeuser Co                                                                    6,200                250,325
========================================================================================================================
                                                                                                                 863,300
4.69     REAL ESTATE
         HomeStore.com Inc(a)                                                              11,400                532,950
         Trizec Hahn                                                                       82,800              1,392,075
========================================================================================================================
                                                                                                               1,925,025
71.69    REAL ESTATE INVESTMENT TRUST
         Alexandria Real Estate Equities                                                   46,600              1,598,962
         Apartment Investment & Management
           Class A Shrs                                                                    34,700              1,598,369
         Avalonbay Communities                                                             22,700              1,082,506
         Boston Properties                                                                 32,400              1,391,175
         BRE Properties Class A Shrs                                                       42,000              1,344,000
         CarrAmerica Realty                                                                14,300                432,575
         Chateau Communities                                                               34,100                914,306
         Cousins Properties                                                                36,900              1,589,006
         Developers Diversified Realty                                                     28,600                368,225
         Equity Office Properties Trust                                                    44,300              1,376,069
         Equity Residential Properties Trust SBI                                           28,000              1,344,000
         Essex Property Trust                                                              22,500              1,245,937
         First Industrial Realty Trust                                                     36,800              1,131,600
         General Growth Properties                                                         28,500                917,344
         Health Care Property Investors                                                    15,600                462,150
         Kimco Realty                                                                      14,400                608,400
         Liberty Property Trust SBI                                                        43,300              1,190,750
         Public Storage                                                                    49,100              1,175,331
         Reckson Associates Realty                                                         38,200                974,100
         Rouse Co                                                                          38,300                955,106
         Simon Property Group                                                              58,300              1,366,406
         SL Green Realty                                                                   53,600              1,504,150
         Smith (Charles E) Residential Realty                                              26,700              1,211,512
         Spieker Properties                                                                26,700              1,536,919
         Vornado Realty Trust                                                              29,900              1,110,038
         Washington Real Estate Investment Trust SBI                                       49,100                985,069
========================================================================================================================
                                                                                                              29,414,005


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

1.95     RETAIL--COMPUTERS & ELECTRONICS
         RadioShack Corp                                                                   12,400         $      801,350
========================================================================================================================
0.95     RETAIL--GENERAL MERCHANDISE CHAIN
         Wal-Mart Stores                                                                    8,100                389,813
========================================================================================================================
6.30     TELECOMMUNICATIONS--CELLULAR & WIRELESS
         Crown Castle International(a)                                                     41,400              1,285,988
         Spectrasite Holdings(a)                                                           70,000              1,299,375
========================================================================================================================
                                                                                                               2,585,363
1.61     TELECOMMUNICATIONS--LONG DISTANCE
         Exodus Communications(a)                                                          13,400                661,625
========================================================================================================================
         TOTAL COMMON STOCKS (Cost $35,339,915)                                                               38,117,231
========================================================================================================================
7.10     SHORT-TERM INVESTMENTS--
           REPURCHASE AGREEMENTS
         Repurchase Agreement with
           State Street dated 9/29/2000
           due 10/2/2000 at 6.380%,
           repurchased at $2,916,550
           (Collateralized by US
           Treasury Bonds, due
           2/15/2026 at 6.000%,
           value $2,970,318)
           (Cost $2,915,000)                                                        $   2,915,000              2,915,000
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $38,254,915)
         (Cost for Income Tax
           Purposes $39,422,170)                                                                          $   41,032,231
========================================================================================================================


TECHNOLOGY FUND
90.86    COMMON STOCKS
0.47     BIOTECHNOLOGY--HEALTH CARE
         Protein Design Labs(a)                                                           354,300         $   42,693,150
========================================================================================================================
0.26     BROADCASTING
         EchoStar Communications Class A Shrs(a)                                          458,700             24,196,425
========================================================================================================================
11.02    COMMUNICATIONS--EQUIPMENT & MANUFACTURING
         ADC Telecommunications(a)                                                      2,867,500             77,108,867
         Bookham Technology PLC Sponsored ADR
           Representing Ord Shrs(a)                                                       185,900              7,970,463
         CIENA Corp(a)                                                                  1,719,600            211,188,375
         Corvis Corp(a)(h)                                                              2,235,204            115,984,387
         JDS Uniphase(a)                                                                1,393,080            131,907,262
         Nokia Corp Sponsored ADR
           Representing Ord Shrs                                                        2,494,900             99,328,206
         Nortel Networks                                                                1,860,000            110,786,250
         Polycom Inc(a)                                                                 1,619,000            108,422,456
         Powerwave Technologies(a)                                                      1,392,600             52,875,324
         Scientific-Atlanta Inc                                                         1,511,000             96,137,375
========================================================================================================================
                                                                                                           1,011,708,965
20.07    COMPUTER SOFTWARE & SERVICES
         Art Technology Group(a)                                                          679,900             64,420,525
         BEA Systems(a)                                                                 1,845,600            143,726,100
         Check Point Software Technologies Ltd(a)                                         788,900            124,251,750


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Inktomi Corp(a)                                                                  476,000         $   54,264,000
         Intuit Inc(a)                                                                  1,362,600             77,668,200
         i2 Technologies(a)                                                             1,072,650            200,652,591
         Mercury Interactive(a)                                                         1,104,300            173,099,025
         Micromuse Inc(a)                                                                 251,000             50,435,313
         Microsoft Corp(a)                                                                732,300             44,121,075
         Network Associates(a)                                                            736,600             16,665,575
         Oracle Corp(a)                                                                   871,600             68,638,500
         Peregrine Systems(a)                                                           2,439,183             46,192,028
         Quest Software(a)                                                              1,136,800             70,605,938
         RealNetworks Inc(a)                                                              997,600             39,654,600
         Siebel Systems(a)                                                              1,688,400            187,940,025
         SmartForce PLC Sponsored ADR
           Representing Ord Shrs(a)                                                     2,169,400            102,775,325
         Software.com Inc(a)                                                              801,700            145,458,444
         TIBCO Software(a)                                                                928,900             78,433,994
         VERITAS Software(a)                                                              956,100            135,766,200
         Vignette Corp(a)                                                                 600,600             17,942,925
========================================================================================================================
                                                                                                           1,842,712,133
3.70     COMPUTER SYSTEMS
         Apple Computer(a)                                                              1,202,700             30,969,525
         Brocade Communications Systems(a)                                                680,300            160,550,800
         CacheFlow Inc(a)                                                                 482,700             69,026,100
         Compaq Computer                                                                2,074,500             57,214,710
         McDATA Corp(a)                                                                   174,600             21,456,703
========================================================================================================================
                                                                                                             339,217,838
1.64     COMPUTERS--HARDWARE
         Sun Microsystems(a)                                                            1,290,300            150,642,525
========================================================================================================================
6.47     COMPUTERS--NETWORKING
         Cabletron Systems(a)                                                           1,536,500             45,134,687
         Cisco Systems(a)                                                               2,211,860            122,205,265
         Extreme Networks(a)                                                              588,000             67,326,000
         Juniper Networks(a)                                                              628,300            137,558,431
         Network Appliance(a)                                                           1,300,000            165,587,500
         Redback Networks(a)                                                              343,600             56,328,925
========================================================================================================================
                                                                                                             594,140,808
3.17     COMPUTERS--PERIPHERALS
         EMC Corp(a)                                                                    1,660,200            164,567,325
         Palm Inc(a)                                                                    2,045,700            108,294,244
         SanDisk Corp(a)                                                                  275,000             18,356,250
========================================================================================================================
                                                                                                             291,217,819
0.58     DISTRIBUTION--DURABLES
         Ingram Micro Class A Shrs(a)                                                   1,016,400             13,975,500
         Tech Data(a)                                                                     912,700             39,017,925
========================================================================================================================
                                                                                                              52,993,425
7.79     ELECTRICAL EQUIPMENT
         Celestica Inc(a)                                                               1,943,400            134,580,450
         Flextronics International Ltd(a)                                               1,399,800            114,958,575
         Furukawa Electric Ltd                                                          2,279,000             62,954,053


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

         Jabil Circuit(a)                                                               1,677,500         $   95,198,125
         Sanmina Corp(a)                                                                1,284,800            120,289,400
         SCI Systems(a)                                                                 2,096,515             85,957,115
         Solectron Corp(a)                                                              2,197,000            101,336,625
========================================================================================================================
                                                                                                             715,274,343
19.26    ELECTRONICS--SEMICONDUCTOR
         Altera Corp(a)                                                                 2,236,400            106,788,100
         Analog Devices(a)                                                              1,223,000            100,973,937
         Applied Micro Circuits(a)                                                        881,000            182,422,062
         Broadcom Corp Class A Shrs(a)                                                    198,800             48,457,500
         Chartered Semiconductor ADR
           Representing 10 Ord Shrs(a)                                                    564,300             34,245,956
         Cirrus Logic(a)                                                                  639,700             25,787,906
         Conexant Systems(a)                                                            1,245,600             52,159,500
         Cypress Semiconductor(a)                                                         442,600             18,395,562
         GlobeSpan Inc(a)                                                                 309,600             37,771,200
         Infineon Technologies AG ADR
           Representing Ord Shrs(a)                                                       832,200             39,529,500
         Integrated Device Technology(a)                                                1,295,000            117,197,500
         Intel Corp                                                                     1,710,600             71,203,725
         Linear Technology                                                              1,692,800            109,608,800
         Maxim Integrated Products(a)                                                   1,706,700            137,282,681
         Microchip Technology(a)                                                        1,703,100             56,308,744
         National Semiconductor(a)                                                        668,500             26,907,125
         New Focus(a)                                                                     395,800             31,292,938
         PMC-Sierra Inc(a)                                                                720,400            155,066,100
         RF Micro Devices(a)                                                            1,068,200             34,182,400
         SDL Inc(a)                                                                       515,400            159,419,663
         Vitesse Semiconductor(a)                                                       1,499,300            133,343,994
         Xilinx Inc(a)                                                                  1,048,600             89,786,375
========================================================================================================================
                                                                                                           1,768,131,268

0.98     ENTERTAINMENT
         Gemstar-TV Guide International(a)                                              1,031,500             89,933,906
========================================================================================================================
0.75     EQUIPMENT--SEMICONDUCTOR
         ASM Lithography Holding NV
           New York Registered Shrs(a)                                                    758,500             24,509,031
         Credence Systems(a)                                                              421,000             12,630,000
         Novellus Systems(a)                                                              554,700             25,828,219
         Taiwan Semiconductor
           Manufacturing Ltd Sponsored
           ADR Representing 5 Ord Shrs(a)                                                 272,948              5,561,316
========================================================================================================================
                                                                                                              68,528,566
0.26     FINANCIAL--DIVERSIFIED
         BlueStream Ventures LP(a)(h)                                                  23,500,000             23,500,000
========================================================================================================================
0.25     INVESTMENT BANK/BROKER FIRM
         B2B Internet HOLDRs Trust(e)                                                     483,700             22,824,594
========================================================================================================================
1.47     MANUFACTURING--DIVERSIFIED
         Corning Inc                                                                      459,000            136,323,000
========================================================================================================================


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

1.08     NATURAL GAS PIPELINES
         Enron Corp                                                                     1,136,300         $   99,568,287
========================================================================================================================
0.75     SERVICES--COMMERCIAL & CONSUMER
         America Online(a)                                                              1,278,200             68,703,250
========================================================================================================================
4.30     SERVICES--COMPUTER SYSTEMS
         Ariba Inc(a)                                                                     456,100             65,343,452
         Commerce One(a)                                                                1,109,600             87,103,600
         DoubleClick Inc(a)                                                             1,444,100             46,211,200
         Safeguard Scientifics(a)                                                         919,500             18,332,531
         Sapient Corp(a)                                                                1,273,200             51,803,325
         VeriSign Inc(a)                                                                  622,092            126,012,511
========================================================================================================================
                                                                                                             394,806,619
1.27     SERVICES--DATA PROCESSING
         Fiserv Inc(a)                                                                  1,941,200            116,229,350
========================================================================================================================
1.19     SERVICES--PAYROLL PROCESSING
         Paychex Inc                                                                    2,076,350            109,008,375
========================================================================================================================
2.44     TELECOMMUNICATIONS--CELLULAR & WIRELESS
         Nextel Communications Class A Shrs(a)                                          1,197,600             55,987,800
         NTT DoCoMo                                                                         2,000             57,375,532
         Proxim Inc(a)                                                                    790,000             35,155,000
         Telecom Italia Mobile SpA                                                      2,728,800             22,058,801
         VoiceStream Wireless(a)                                                          460,100             53,400,356
========================================================================================================================
                                                                                                             223,977,489
0.94     TELECOMMUNICATIONS--LONG DISTANCE
         Qwest Communications International(a)                                          1,793,823             86,215,618
========================================================================================================================
0.75     TELEPHONE
         Amdocs Ltd(a)                                                                  1,104,720             68,906,910
========================================================================================================================
         TOTAL COMMON STOCKS (Cost $4,574,843,071)                                                         8,341,454,663
========================================================================================================================
0.67     PREFERRED STOCKS
0.00     BIOTECHNOLOGY--HEALTH CARE
         Ingenex Inc, Pfd,
           Series B Shrs(a)(g)                                                             51,527                 31,431
========================================================================================================================
0.60     COMPUTER SOFTWARE & SERVICES
         SAP AG Sponsored ADR
           Representing 1/4 Pfd Shr                                                       894,600             55,017,900
========================================================================================================================
0.07     COMPUTERS--NETWORKING
         Tellium Inc, Pfd, Series E Shrs(a)(h)                                            224,150              6,724,500
========================================================================================================================
         TOTAL PREFERRED STOCKS (Cost $61,856,028)                                                            61,773,831
========================================================================================================================
0.03     FIXED INCOME SECURITIES
0.03     CORPORATE BONDS
0.03     COMMUNICATIONS--EQUIPMENT & MANUFACTURING
         Kestrel Solutions, Conv Sub Notes(f)
           5.500%, 7/15/2005 (Cost $2,500,000)                                       $  2,500,000              2,700,000
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
8.44     SHORT-TERM INVESTMENTS
2.73     COMMERCIAL PAPER
0.54     BANKS--MONEY CENTER
         UBS Finance, Discount Notes,
           6.680%, 10/2/2000                                                        $  50,000,000         $   49,990,681
========================================================================================================================
1.09     CONSUMER FINANCE
         Ford Motor Credit,
           6.510%, 10/3/2000                                                        $  50,000,000             50,000,000
         General Motors Acceptance,
           6.560%, 10/6/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
                                                                                                            100,000,000
0.55     INSURANCE--MULTILINE
         Prudential Funding,
           6.470%, 10/6/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
0.55     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley Dean Witter & Co
           Discount Notes, 6.650%, 10/2/2000                                        $  50,000,000             49,990,806
========================================================================================================================
             TOTAL COMMERCIAL PAPER
               (Amortized Cost $249,981,487)                                                                 249,981,487
========================================================================================================================
5.16     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
             6.415% (Cost $473,557,379)                                               473,557,379            473,557,379
========================================================================================================================
0.55     REPURCHASE AGREEMENTS
         Repurchase Agreement with
           State Street dated 9/29/2000
           due 10/2/2000 at 6.380%,
           repurchased at $5,212,770
           (Collateralized by US Treasury
           Bonds, due 11/15/2016 at 7.500%,
           value $5,308,254)                                                        $   5,210,000              5,210,000
         Repurchase Agreement with
           State Street dated 9/29/2000
           due 10/2/2000 at 6.380%,
           repurchased at $45,524,191
           (Collateralized by US Treasury
           Notes, due 2/28/2001 at 5.000%,
           value $46,439,092)                                                       $  45,500,000             45,500,000
========================================================================================================================
            TOTAL REPURCHASE AGREEMENTS
              (Cost $50,710,000)                                                                              50,710,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $774,248,866)                                                                     774,248,866
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $5,413,447,965)
         (Cost for Income
           Tax Purposes $5,427,379,365)                                                                   $9,180,177,360
========================================================================================================================

TELECOMMUNICATIONS FUND
89.70    COMMON STOCKS
3.51     BROADCASTING
         EchoStar Communications
           Class A Shrs(a)                                                              1,501,600         $   79,209,400
         General Motors Class H Shrs(a)                                                 1,393,800             51,821,484
========================================================================================================================

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                                                             131,030,884
18.80    COMMUNICATIONS--EQUIPMENT & MANUFACTURING
         ADC Telecommunications(a)                                                      1,076,600             28,950,447
         Avanex Corp(a)                                                                    41,700              4,490,569
         CIENA Corp(a)                                                                    996,000            122,321,250
         Comverse Technology(a)                                                           693,800             74,930,400
         Copper Mountain Networks(a)                                                      170,900         $    6,408,750
         Corvis Corp(a)(h)                                                                894,060             46,392,634
         JDS Uniphase(a)                                                                  697,660             66,059,681
         Lucent Technologies                                                              778,000             23,777,625
         Metasolv Software(a)                                                             222,500              9,094,687
         Metromedia Fiber Network
           Class A Shrs(a)                                                              1,225,800             29,802,262
         Nokia Corp Sponsored ADR
           Representing Ord Shrs                                         FI             1,338,400             53,285,050
         Nortel Networks                                                 CA             1,534,300             91,386,744
         QUALCOMM Inc(a)                                                                  242,600             17,285,250
         Scientific-Atlanta Inc                                                           795,700             50,626,413
         Tekelec(a)                                                                     1,597,700             52,524,388
         Telefonaktiebolaget
           LM Ericsson AB Sponsored ADR
           Representing Series B Shrs                                    SW             1,610,350             23,853,309
========================================================================================================================
                                                                                                             701,189,459
16.44    COMPUTER SOFTWARE & SERVICES
         Inktomi Corp(a)                                                                  324,000             36,936,000
         Internap Network Services(a)                                                     919,200             29,701,650
         Phone.com Inc(a)                                                                 114,800             13,044,150
         Software.com Inc(a)                                                              194,900             35,362,169
         Vitria Technology(a)                                                             284,400             13,260,150
========================================================================================================================
                                                                                                             128,304,119
0.42     COMPUTER SYSTEMS
         Psion PLC                                                       UK             1,416,400             15,496,691
========================================================================================================================
0.51     COMPUTERS--HARDWARE
         Handspring Inc(a)                                                                273,800             18,909,312
========================================================================================================================
8.08     COMPUTERS--NETWORKING
         Cisco Systems(a)                                                               1,440,400             79,582,100
         Juniper Networks(a)                                                              601,400            131,669,012
         ONI Systems(a)                                                                    75,900              6,551,119
         Redback Networks(a)                                                              425,000             69,673,438
         Sycamore Networks(a)                                                              59,700              6,447,600
         Turnstone Systems(a)                                                             159,300              7,387,538
========================================================================================================================
                                                                                                             301,310,807
4.00     COMPUTERS--PERIPHERALS
         EMC Corp(a)                                                                    1,342,200            133,045,575
         Palm Inc(a)                                                                      304,500             16,119,469
========================================================================================================================
                                                                                                             149,165,044
1.20     ELECTRICAL EQUIPMENT
         Celestica Inc(a)                                                CA               266,100             18,427,425
         Flextronics
           International Ltd(a)                                          SN               262,000             21,516,750
         PSINet Inc(a)                                                                    490,200              4,718,175
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,662,350
14.93    ELECTRONICS--SEMICONDUCTOR
         Applied Micro Circuits(a)                                                        641,800            132,892,712
         Broadcom Corp Class A Shrs(a)                                                    203,800             49,676,250
         Conexant Systems(a)                                                              632,200             26,473,375
         Motorola Inc                                                                     539,295             15,235,084
         New Focus(a)                                                                     141,800         $   11,211,062
         PMC-Sierra Inc(a)                                                                536,500            115,481,625
         RF Micro Devices(a)                                                              827,600             26,483,200
         SDL Inc(a)                                                                       410,600            127,003,713
         Texas Instruments                                                                207,200              9,777,250
         Vitesse Semiconductor(a)                                                         482,300             42,894,556
========================================================================================================================
                                                                                                             557,128,827
1.55     ENTERTAINMENT
         Gemstar-TV Guide International(a)                                                664,000             57,892,500
========================================================================================================================
0.62     FINANCIAL--DIVERSIFIED
         BlueStream Ventures LP(a)(h)                                                  23,125,000             23,125,000
========================================================================================================================
2.45     MANUFACTURING--DIVERSIFIED
         Corning Inc                                                                      308,300             91,565,100
========================================================================================================================
0.53     RETAIL--COMPUTERS & ELECTRONICS
         RadioShack Corp                                                                  308,600            19,943,275
========================================================================================================================
1.23     SERVICES--COMMERCIAL & CONSUMER
         America Online(a)                                                                679,800             36,539,250
         CSG Systems International(a)                                                   1,153,600             33,454,400
         Yahoo! Inc(a)                                                                    104,200              9,482,200
========================================================================================================================
                                                                                                             46,021,450
0.90     SERVICES--DATA PROCESSING
         CSG Systems International(a)                                                   1,153,600             33,454,400
========================================================================================================================
9.33     TELECOMMUNICATIONS--CELLULAR & WIRELESS
         Aether Systems(a)                                                                227,000             23,948,500
         China Mobile Ltd(a)                                             HK             5,889,000             39,086,784
         Crown Castle International(a)                                                    971,400             30,174,112
         Dobson Communications(a)                                                         355,200              5,217,000
         Leap Wireless International(a)                                                   270,600             16,929,412
         Nextel Communications
           Class A Shrs(a)                                                                712,600             33,314,050
         Nextel Partners(a)                                                               873,500             25,440,688
         NTT DoCoMo                                                      JP                 1,855             53,215,806
         Partner Communications
          Ltd ADR Representing
          Ord Shrs(a)                                                    IS               116,850                898,284
         Spectrasite Holdings(a)                                                          356,000              6,608,250
         Telecom Italia Mobile SpA                                       IT             2,600,200             21,019,237
         Vodafone Group PLC(a)                                           UK            14,298,915             53,380,889
         VoiceStream Wireless(a)                                                          268,300             31,139,569
         Winstar Communications(a)                                                        500,400              7,756,200
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                                                             348,128,781
5.29     TELECOMMUNICATIONS--LONG DISTANCE
         Allegiance Telecom(a)                                                          1,007,700             37,536,825
         Completel Europe NV(a)                                          NL               588,200              4,671,779
         Exodus Communications(a)                                                         720,000             35,550,000
         Global TeleSystems(a)                                                            681,800              3,110,712
         GT Group Telecom Class B Shrs(a)                                CA               432,700              5,706,231
         KPN Qwest NV Class C Shrs(a)                                    NL               333,200         $    9,662,800
         Nippon Telegraph & Telephone(a)                                 JP                 1,564             15,341,847
         Qwest Communications
           International(a)                                                             1,785,731             85,826,696
========================================================================================================================
                                                                                                             197,406,890
12.91    TELEPHONE
         Amdocs Ltd(a)                                                                  1,205,800             75,211,775
         AT&T Canada Class B
           Depository Receipts(a)                                        CA               703,900             21,468,950
         BellSouth Corp                                                                 1,278,600             51,463,650
         Cable & Wireless PLC                                            UK               934,700             13,335,856
         COLT Telecom Group PLC
           Sponsored ADR Representing
           4 Ord Shrs(a)                                                 UK               236,100             26,030,025
         Hanaro Telecom Sponsored ADR
           Representing Ord Shrs(a)                                      KS               574,200              2,512,125
         Illuminet Holdings(a)                                                            387,100             10,742,025
         McLeodUSA Inc Class A Shrs(a)                                                  3,469,800             49,661,512
         NEXTLINK Communications Class A Shrs(a)                                        1,227,800             43,203,213
         RCN Corp(a)                                                                      793,700             16,469,275
         SBC Communications                                                             1,445,886             72,294,300
         Tele1 Europe Holding AB(a)                                      SW               637,900              5,959,826
         Time Warner Telecom Class A Shrs(a)                                            1,039,000             50,196,688
         Verizon Communications                                                           885,300             42,881,719
========================================================================================================================
                                                                                                             481,430,939
         TOTAL COMMON STOCKS (Cost $2,157,715,244)                                                         3,346,165,828
========================================================================================================================
0.18     PREFERRED STOCKS
0.09     COMPUTERS--NETWORKING
         Tellium Inc, Pfd,
           Series E Shrs(a)(h)                                                            109,184              3,275,520
========================================================================================================================
0.09     TELECOMMUNICATIONS--LONG DISTANCE
         Broadwing Communications,
           Jr Exchangeable Pfd
           Series B Shrs, 12.500%                                                           3,500              3,535,000
========================================================================================================================
         TOTAL PREFERRED STOCKS (Cost $7,169,270)                                                              6,810,520
========================================================================================================================
0.33     FIXED INCOME SECURITIES
0.07     COMMUNICATIONS--EQUIPMENT
           & MANUFACTURING
         Kestrel Solutions, Conv Sub
           Notes(f), 5.500%, 7/15/2005                                              $   2,500,000              2,700,000
========================================================================================================================
0.26     TELECOMMUNICATIONS--LONG DISTANCE
         Esat Telecom Group PLC
           Sr Notes, Series B,
             11.875%, 12/1/2008                                          IE         $   2,500,000              2,950,000
           Sr Deferred Step-Up Notes,
             Zero Coupon(g), 2/1/2007                                    IE         $   7,154,000              6,814,185
========================================================================================================================
                                                                                                               9,764,185
         TOTAL FIXED INCOME SECURITIES
           (Cost $12,301,106)                                                                                 12,464,185
========================================================================================================================

                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

9.79     SHORT-TERM INVESTMENTS
4.69     COMMERCIAL PAPER
1.34     COMMERCIAL FINANCE
         Heller Financial,
           6.600%, 10/5/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
1.34     CONSUMER FINANCE
         American Express Credit,
           6.600%, 10/2/2000                                                        $  50,000,000              50,000,000
========================================================================================================================
0.67     FINANCIAL--DIVERSIFIED
         Associates Corp of North America,
           6.630%, 10/2/2000                                                        $  25,000,000         $   25,000,000
========================================================================================================================
1.34     INSURANCE--MULTILINE
         Prudential Funding,
           6.470%, 10/6/2000                                                        $  50,000,000             50,000,000
========================================================================================================================
           TOTAL COMMERCIAL PAPER
             (Cost $175,000,000)                                                                             175,000,000
========================================================================================================================
5.10     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
           6.415% (Cost $190,098,218)                                                 190,098,218            190,098,218
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Cost $365,098,218)                                                                               365,098,218
========================================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $2,542,283,838)
         (Cost for Income
           Tax Purposes $2,543,942,571)                                                                  $3,730,538,751
========================================================================================================================
UTILITIES FUND
87.71    COMMON STOCKS
1.50     BROADCASTING
         General Motors Class H Shrs(a)                                                   112,600         $    4,186,468
========================================================================================================================
1.36     COMMUNICATIONS--EQUIPMENT & MANUFACTURING
         Lucent Technologies                                                               58,600              1,790,962
         Nortel Networks                                                                   33,400              1,989,388
========================================================================================================================
                                                                                                              3,780,350
35.20    ELECTRIC UTILITIES
         AES Corp(a)                                                                      133,700              9,158,450
         Alliant Energy                                                                   181,046              5,318,226
         Calpine Corp(a)                                                                  143,600             14,988,250
         Consolidated Edison                                                               67,000              2,286,375
         Constellation Energy Group                                                       131,500              6,542,125
         Duke Energy                                                                      117,509             10,076,397
         FPL Group                                                                         49,900              3,280,925
         GPU Inc                                                                           33,700              1,093,144
         Montana Power                                                                    175,200              5,847,300
         PG&E Corp                                                                         55,800              1,349,662
         Pinnacle West Capital                                                            106,800              5,433,450
         Reliant Energy                                                                   145,500              6,765,750
         SCANA Corp                                                                       181,100              5,591,462
         Scottish Power PLC Sponsored ADR
           Representing 4 Ord Shrs                                                        117,710              3,538,657
         Southern Energy(a)                                                               166,000              5,208,250
         TXU Corp                                                                         100,400              3,978,350
         Unicom Corp                                                                      137,800              7,742,638
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                                                              98,199,411
13.72    NATURAL GAS PIPELINES
         Coastal Corp                                                                     121,200              8,983,950
         Columbia Energy Group                                                             39,000              2,769,000
         Dynegy Inc Class A Shrs                                                          162,000              9,234,000
         Enron Corp                                                                        98,400              8,622,300
         ONEOK Inc                                                                         51,000         $    2,027,250
         Williams Cos                                                                     157,100              6,637,475
========================================================================================================================
                                                                                                              38,273,975
7.40     TELECOMMUNICATIONS--
           CELLULAR & WIRELESS
         Crown Castle International(a)                                                    147,400              4,578,612
         Nextel Communications Class A Shrs(a)                                            107,900              5,044,325
         Nextel Partners(a)                                                                90,300              2,629,987
         Spectrasite Holdings(a)                                                           23,800                441,788
         Vodafone Group PLC(a)                                                          1,069,572              3,992,940
         VoiceStream Wireless(a)                                                           34,200              3,969,338
========================================================================================================================
                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,656,990
3.15     TELECOMMUNICATIONS--LONG DISTANCE
         Qwest Communications International(a)                                            183,100              8,800,244
========================================================================================================================
25.38    TELEPHONE
         ALLTEL Corp                                                                      100,400              5,239,625
         Amdocs Ltd(a)                                                                    124,500              7,765,688
         AT&T Canada Class B Depository Receipts(a)                                       127,300              3,882,650
         BellSouth Corp                                                                   161,800              6,512,450
         Cable & Wireless PLC                                                              63,700                908,841
         Citizens Communications                                                          418,100              5,618,219
         COLT Telecom Group PLC Sponsored ADR
           Representing 4 Ord Shrs(a)                                                      42,400              4,674,600
         McLeodUSA Inc Class A Shrs(a)                                                    368,100              5,268,431
         SBC Communications                                                               229,112             11,455,600
         Telefonica SA Sponsored ADR
           Representing 3 Ord Shrs(a)                                                     125,025              7,431,173
         Time Warner Telecom Class A Shrs(a)                                               88,500              4,275,656
         Verizon Communications                                                            99,796              4,833,869
         WorldCom Inc(a)                                                                   96,735              2,938,326
========================================================================================================================
                                                                                                              70,805,128
         TOTAL COMMON STOCKS (Cost $158,659,319)                                                             244,702,566
========================================================================================================================
12.29    SHORT-TERM INVESTMENTS
4.31     COMMERCIAL PAPER
4.31     COMMERCIAL FINANCE
         CIT Group, Discount Notes,
          6.660%, 10/1/2000
           (Amortized Cost $12,035,773)                                              $ 12,038,000             12,035,773
========================================================================================================================
3.73     INVESTMENT COMPANIES
         INVESCO Treasurer's Series
           Money Market Reserve Fund,
           6.415% (Cost $10,414,589)                                                   10,414,589             10,414,589
========================================================================================================================
4.25     REPURCHASE AGREEMENTS
         Repurchase Agreement with
           State Street dated 9/29/2000
           due 10/2/2000 at 6.380%,
           repurchased at $11,851,298
           (Collateralized by US Treasury
           Notes, due 5/15/2002 at 7.500%,
           value $12,090,479) (Cost $11,845,000)                                     $ 11,845,000             11,845,000
========================================================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $34,295,362)                                                                       34,295,362
========================================================================================================================


                                                                                          SHARES,
                                                                        COUNTRY          UNITS OR
                                                                        CODE IF         PRINCIPAL
%        DESCRIPTION                                                     NON US            AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------

100.00   TOTAL INVESTMENT SECURITIES
           AT VALUE
         (Cost $192,954,681)
         (Cost for Income Tax
           Purposes $192,955,358)                                                                         $  278,997,928
========================================================================================================================

(a)  Security is non-income producing.

(b)  Security is an affiliated company (See Notes).

(c)  Represents troy ounces.

(d)  Rate is subject to change. Rate shown reflects current rate.

(e)  HOLDRs--Holding Company Depository Receipts.

(f) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(g) Step-up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future time.

(h)  The following are restricted securities at September 30, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                    ACQUISITION     ACQUISITION            % OF
DESCRIPTION                             DATE(S)            COST      NET ASSETS
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Athersys Inc, Conv Pfd,
  Class F Shrs                          4/17/00    $  5,000,000            0.23%
Ecogen Technologies I                  11/18/92-
                                        1/28/94       1,140,000            0.00
Ingenex Inc, Pfd, Series B Shrs         9/27/94         600,000            0.00
Janus Biomedical, Conv Pfd,
  Series A Shrs                          3/2/94       1,000,000            0.00
MedClone Inc, Conv Pfd,
  Series G Shrs                        10/21/93       1,000,001            0.00
MedClone Trust                          9/30/97         101,310            0.00
Mediconsult.com Inc                    12/31/99         897,145            0.03
Mediconsult.com Inc
   Bridge Notes, 12.500%,
   10/31/2000                           6/10/98         292,070            0.01
   Escrowed Shrs                       12/31/99          66,455            0.00
Osiris Therapeutics, Conv Pfd,
   Series C Shrs                        5/26/94       1,300,000            0.06
Xenometrix Inc                           1/7/94       1,163,691            0.00
================================================================================
                                                                           0.33%
================================================================================
TECHNOLOGY FUND
BlueStream Ventures LP                   8/3/00    $ 23,500,000            0.26%
Corvis Corp                            12/16/99      15,000,082            1.27
Ingenex Inc, Pfd, Series B Shrs         9/27/94         300,000            0.00
Tellium Inc, Pfd, Series E Shrs         9/20/00       6,724,500            0.07
================================================================================
                                                                           1.60%
================================================================================
TELECOMMUNICATIONS FUND
BlueStream Ventures LP                   8/3/00    $ 23,125,000            0.63%
Corvis Corp                            12/16/99       5,999,888            1.27
Tellium Inc, Pfd, Series E Shrs         9/20/00       3,275,520            0.09
================================================================================
                                                                           1.99%
================================================================================

SUMMARY OF INVESMENTS BY COUNTRY

                                                          % OF
                                     COUNTRY        INVESTMENT
COUNTRY                                 CODE        SECURITIES             VALUE
--------------------------------------------------------------------------------
GOLD FUND
Canada                                    CA             45.34%   $   34,669,368
South Africa                              SF              4.82         3,689,375
United States                                            49.84        38,114,120
================================================================================
                                                        100.00%   $   76,472,863
================================================================================
TELECOMMUNICATIONS FUND
Canada                                    CA              3.67%   $  136,989,350
Finland                                   FI              1.43        53,285,050
Hong Kong                                 HK              1.05        39,086,784
Ireland                                   IE              0.26         9,764,185
Israel                                    IS              0.02           898,284
Italy                                     IT              0.56        21,019,237
Japan                                     JP              1.84        68,557,653
Republic of South Korea                   KS              0.07         2,512,125
Netherlands                               NL              0.38        14,334,579
Singapore                                 SN              0.58        21,516,750
Sweden                                    SW              0.80        29,813,135
United Kingdom                            UK              2.90       108,243,461
United States                                            86.44     3,224,518,158
================================================================================
                                                        100.00%   $3,730,538,751
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED
                                                                      FINANCIAL
                                                       ENERGY          SERVICES
                                                         FUND              FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                $    388,366,097   $ 1,047,755,746
================================================================================
   At Value(a)                               $    497,383,525   $ 1,487,420,511
Foreign Currency (Cost $11,758
  and $0, respectively)                                11,429                 0
Receivables:
   Investment Securities Sold                       1,594,446        14,020,015
   Fund Shares Sold                                 7,257,325        16,126,351
   Dividends and Interest                             256,418         1,658,284
Prepaid Expenses and Other Assets                      49,599            66,116
================================================================================
TOTAL ASSETS                                      506,552,742     1,519,291,277
================================================================================
LIABILITIES
Payables:
   Custodian                                           56,493            14,020
   Investment Securities Purchased                 21,067,132         9,666,695
   Fund Shares Repurchased                          2,270,928        17,558,962
Accrued Distribution Expenses
   Investor Class                                      99,269           291,045
   Class C                                              3,529             6,107
Accrued Expenses and Other Payables                     8,685            74,149
================================================================================
TOTAL LIABILITIES                                  23,506,036        27,610,978
================================================================================
NET ASSETS AT VALUE                          $    483,046,706   $ 1,491,680,299
================================================================================
NET ASSETS
Paid-in Capital(b)                           $    376,277,438   $ 1,020,935,683
Accumulated Undistributed Net
   Investment Income (Loss)                          (334,742)        2,547,341
Accumulated Undistributed Net
   Realized Gain (Loss)
     Investment Securities and
     Foreign Currency Transactions                 (1,913,089)       28,535,271
Net Appreciation of Investment Securities
   and Foreign Currency Transactions              109,017,099       439,662,004
================================================================================
NET ASSETS AT VALUE, Applicable to
   Shares Outstanding                        $    483,046,706   $ 1,491,680,299
================================================================================
NET ASSETS AT VALUE:
   Investor Class                            $    477,370,299   $ 1,483,827,786
================================================================================
   Class C                                   $      5,676,407   $     7,852,513
================================================================================
Shares Outstanding
   Investor Class                                  21,261,670        45,327,265
   Class C                                            253,855           240,952
NET ASSET VALUE, Offering and Redemption
   Price per Share
     Investor Class                          $          22.45   $         32.74
     Class C (excludes applicable
       contingent deferred sales charge)     $          22.36   $         32.59
================================================================================

(a) Investment securities at cost and value at September 30, 2000 include repurchase agreements of $7,936,000 and $4,312,000 for Energy and Financial Services Funds, respectively.

(b) The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 milion have been allocated to Energy Fund and 400 million to Financial Services Fund: 100 million to Energy Fund
     - Investor Class, 100 million to Energy Fund - Class C, 300 million to Financial Services Fund - Investor Class and 100 million to Financial Services Fund - Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED
                                                                         HEALTH
                                                         GOLD          SCIENCES
                                                         FUND              FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)(b)                             $     87,935,717   $ 1,595,951,797
================================================================================
   At Value(a)(b)                            $     76,472,863   $ 2,227,201,072
Cash                                                    5,571             1,502
Receivables:
   Investment Securities Sold                               0        48,042,144
   Fund Shares Sold                                 2,316,680        20,779,317
   Dividends and Interest                              81,701           719,986
Prepaid Expenses and Other Assets                      45,765           133,940
================================================================================
TOTAL ASSETS                                       78,922,580     2,296,877,961
================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                  2,301,496        54,286,084
   Fund Shares Repurchased                          1,048,495        21,286,450
Depreciation on Foreign Currency Contracts              1,561                 0
Accrued Distribution Expenses
   Investor Class                                      15,171           421,382
   Class C                                                  2             3,867
Accrued Expenses and Other Payables                    36,169            96,872
================================================================================
TOTAL LIABILITIES                                   3,402,894        76,094,655
================================================================================
NET ASSETS AT VALUE                          $     75,519,686   $ 2,220,783,306
================================================================================
NET ASSETS
Paid-in Capital(c)                           $    291,413,828   $ 1,398,542,106
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Loss               (1,484,548)       (4,778,097)
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions             (202,946,740)      195,788,652
Net Appreciation (Depreciation) of
   Investment Securities and Foreign
   Currency Transactions                          (11,462,854)      631,230,645
================================================================================
NET ASSETS AT VALUE, Applicable to
   Shares Outstanding                        $     75,519,686   $ 2,220,783,306
================================================================================
NET ASSETS AT VALUE:
   Investor Class                            $     75,517,547   $ 2,213,890,243
================================================================================
   Class C                                   $          2,139   $     6,893,063
================================================================================
Shares Outstanding
   Investor Class                                  50,917,760        30,603,963
   Class C                                              1,463            95,626
NET ASSET VALUE, Offering and Redemption
   Price per Share Investor Class            $           1.48   $         72.34
   Class C (excludes applicable contingent
     deferred sales charge)                  $           1.46   $         72.08
================================================================================

(a) Investment securities at cost and value at September 30, 2000 include repurchase agreements of $4,770,000 and $24,623,000 for Gold and Health Sciences Funds, respectively.

(b) Investment securities at September 30, 2000 include gold bullion cost of $9,475,205 and value of $9,181,320 for Gold Fund.

(c) The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 400 million have been allocated to Gold Fund and 200 million to Health Sciences Fund: 200 million to Gold Fund - Investor Class, 200 million to Gold Fund - Class C, 100 million to Health Sciences Fund - Investor Class and 100 million to Health Sciences Fund - Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED
                                                                    REAL ESTATE
                                                     LEISURE        OPPORTUNITY
                                                        FUND               FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                $   434,401,716    $    38,254,915
================================================================================
   At Value(a)                               $   587,713,854    $    41,032,231
Cash                                                       0             38,930
Foreign Currency (Cost $25,757
   and $0, respectively)                              25,793                  0
Receivables:
   Investment Securities Sold                      3,270,261                  0
   Fund Shares Sold                                4,728,091            725,637
   Dividends and Interest                            509,462            242,391
Prepaid Expenses and Other Assets                     65,828             89,704
================================================================================
TOTAL ASSETS                                     596,313,289         42,128,893
================================================================================
LIABILITIES
Payables:
   Custodian                                             332                  0
   Distributions to Shareholders                           0              7,719
   Investment Securities Purchased                 6,595,296          1,155,455
   Fund Shares Repurchased                         2,813,023            449,374
Accrued Distribution Expenses
   Investor Class                                    120,214              8,018
   Class C                                               874              1,131
Accrued Expenses and Other Payables                   26,656              1,106
================================================================================
TOTAL LIABILITIES                                  9,556,395          1,622,803
================================================================================
NET ASSETS AT VALUE                          $   586,756,894    $    40,506,090
================================================================================
NET ASSETS
Paid-in Capital(b)                           $   341,523,512    $    45,343,450
Accumulated Undistributed
   (Distributions in Excess of) Net
   Investment Income (Loss)                       (1,477,090)              (879)
Accumulated Undistributed Net
   Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                   93,398,166         (7,613,797)
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                  153,312,306          2,777,316
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                         $   586,756,894    $    40,506,090
================================================================================
NET ASSETS AT VALUE:
   Investor Class                            $   585,378,057    $    38,961,096
================================================================================
   Class C                                   $     1,378,837    $     1,544,994
================================================================================
Shares Outstanding
   Investor Class                                 12,877,078          5,103,070
   Class C                                            30,455            203,174
NET ASSET VALUE, Offering and
   Redemption Price per Share
   Investor Class                            $         45.46    $          7.63
   Class C (excludes applicable
     contingent deferred sales charge)       $         45.27    $          7.60
================================================================================

(a) Investment securities at cost and value at September 30, 2000 include repurchase agreements of $9,327,000 and $2,915,000 for Leisure and Real Estate Opportunity Funds, respectively.

(b) The Fund has four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Leisure Fund and 200 million to Real Estate Opportunity Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED
                                                  TECHNOLOGY  TELECOMMUNICATIONS
                                                        FUND                FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                $ 5,413,447,965    $ 2,542,283,838
================================================================================
   At Value(a)                               $ 9,180,177,360    $ 3,730,538,751
Cash                                                  77,241                  0
Receivables:
   Investment Securities Sold                     50,352,622         16,742,529
   Fund Shares Sold                               34,560,098         14,723,878
   Dividends and Interest                            311,507            275,145
Prepaid Expenses and Other Assets                    972,633            526,353
================================================================================
TOTAL ASSETS                                   9,266,451,461      3,762,806,656
================================================================================
LIABILITIES
Payables:
   Custodian                                               0             94,169
   Investment Securities Purchased                52,338,303         49,697,978
   Fund Shares Repurchased                        56,725,398         44,083,441
   Borrowings on Line of Credit                            0          4,300,000
Accrued Distribution Expenses
   Investor Class                                  1,140,674            777,400
   Class C                                            11,810             10,228
Accrued Expenses and Other Payables                    6,501             48,001
================================================================================
TOTAL LIABILITIES                                110,222,686         99,011,217
================================================================================
NET ASSETS AT VALUE                          $ 9,156,228,775    $ 3,663,795,439
================================================================================
NET ASSETS
Paid-in Capital(b)                           $ 5,337,935,166    $ 2,478,787,975
Accumulated Undistributed Net
   Investment Loss                               (14,840,740)        (5,094,478)
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                   66,405,435          1,847,781
Net Appreciation of Investment Securities
   and Foreign Currency Transactions           3,766,728,914      1,188,254,161
================================================================================
NET ASSETS AT VALUE, Applicable to
   Shares Outstanding                        $ 9,156,228,775    $ 3,663,795,439
================================================================================
NET ASSETS AT VALUE:
   Institutional Class                       $ 3,764,452,252                 --
================================================================================
   Investor Class                            $ 5,377,091,611    $ 3,650,663,982
================================================================================
   Class C                                   $    14,684,912    $    13,131,457
================================================================================
Shares Outstanding
   Institutional Class                            38,121,660                 --
   Investor Class                                 54,878,135         65,738,155
   Class C                                           150,767            237,524
NET ASSET VALUE, Offering and
   Redemption Price per Share
   Institutional Class                       $         98.75                 --
   Investor Class                            $         97.98    $         55.53
   Class C (excludes applicable
     contingent deferred sales charge)       $         97.40    $         55.28
================================================================================

(a) Investment securities at cost and value at September 30, 2000 includes a repurchase agreement of $50,710,000 for Technology Fund.

(b)  The Fund has four  billion  authorized  shares of common  stock,  par value
     $0.01 per share. Of such shares, 700 million have been allocated to Technology Fund and 400 million to Telecommunications Fund: 300 million to Technology Fund - Institutional Class, 300 million to Technology Fund - Investor Class, 100 million to Technology Fund - Class C, 300 million to Telecommunications Fund - Investor Class and 100 million to Telecommunications Fund - Class C.

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SEPTEMBER 30, 2000
UNAUDITED

                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                   $   192,954,681
================================================================================
   At Value(a)                                                  $   278,997,928
Cash                                                                      7,919
Foreign Currency (Cost $2,353)                                            2,239
Receivables:
   Fund Shares Sold                                                   1,781,327
   Dividends and Interest                                               228,177
Prepaid Expenses and Other Assets                                       157,103
================================================================================
TOTAL ASSETS                                                        281,174,693
================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                         14,964
   Investment Securities Purchased                                    3,669,264
   Fund Shares Repurchased                                              452,120
Accrued Distribution Expenses
   Investor Class                                                        53,451
   Class C                                                                  550
Accrued Expenses and Other Payables                                      15,345
================================================================================
TOTAL LIABILITIES                                                     4,205,694
================================================================================
NET ASSETS AT VALUE                                             $   276,968,999
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   168,409,108
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Loss                                     (8,848)
Accumulated Undistributed Net
   Realized Gain on Investment Securities
   and Foreign Currency Transactions                                 22,525,606
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                 86,043,133
================================================================================
NET ASSETS AT VALUE, Applicable to
   Shares Outstanding                                           $   276,968,999
================================================================================
NET ASSETS AT VALUE:
   Investor Class                                               $   275,886,585
================================================================================
   Class C                                                      $     1,082,414
================================================================================
Shares Outstanding
   Investor Class                                                    14,066,261
   Class C                                                               55,355
NET ASSET VALUE, Offering and Redemption
   Price per Share
   Investor Class                                               $         19.61
   Class C (excludes applicable contingent
      deferred sales charge)                                    $         19.55
================================================================================
(a) Investment securities at cost and value at September 30, 2000 includes a repurchase agreement of $11,845,000.

(b)  The Fund has four  billion  authorized  shares of common  stock,  par value
     $0.01 per share. Of such shares, 200 million have been allocated to Utilities Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO SECTOR FUNDS, INC.
SIX MONTHS ENDED SEPTEMBER 30, 2000
UNAUDITED
                                                                      FINANCIAL
                                                      ENERGY           SERVICES
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                    $     1,705,166    $     7,211,139
Dividends from Affiliated
   Investment Companies                               83,414          1,151,657
Interest                                             343,377          2,051,957
   Foreign Taxes Withheld                            (43,558)           (76,008)
================================================================================
   TOTAL INCOME                                    2,088,399         10,338,745
================================================================================
EXPENSES
Investment Advisory Fees                           1,256,727          3,865,953
Distribution Expenses
   Investor Class                                    421,984          1,515,138
   Class C                                             6,929             11,320
Transfer Agent Fees                                  444,917          1,742,479
Administrative Services Fees                          81,269            278,234
Custodian Fees and Expenses                           15,731             46,799
Directors' Fees and Expenses                           8,046             22,052
Interest Expenses                                     75,907                  0
Professional Fees and Expenses                         9,088             14,653
Registration Fees and
   Expenses - Investor Class                          35,410             29,841
Reports to Shareholders                               62,396            231,054
Other Expenses                                         4,006             14,434
================================================================================
   TOTAL EXPENSES                                  2,422,410          7,771,957
   Fees and Expenses Paid Indirectly                 (15,731)           (46,265)
================================================================================
      NET EXPENSES                                 2,406,679          7,725,692
================================================================================
NET INVESTMENT INCOME (LOSS)                        (318,280)         2,613,053
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                          18,113,081         11,306,645
   Foreign Currency Transactions                         (33)          (231,689)
================================================================================
      TOTAL NET REALIZED GAIN                     18,113,048         11,074,956
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                          57,360,862        219,886,625
   Foreign Currency Transactions                        (329)          (215,618)
================================================================================
      TOTAL NET APPRECIATION                      57,360,533        219,671,007
================================================================================
NET GAIN ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS              75,473,581        230,745,963
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS   $    75,155,301    $   233,359,016
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SIX MONTHS ENDED SEPTEMBER 30, 2000
UNAUDITED
                                                                         HEALTH
                                                        GOLD           SCIENCES
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                    $       318,668    $     3,170,486
Dividends from Affiliated
   Investment Companies                                    0          1,826,905
Interest                                             139,924          5,318,709
   Foreign Taxes Withheld                            (15,022)           (53,217)
================================================================================
   TOTAL INCOME                                      443,570         10,262,883
================================================================================
EXPENSES
Investment Advisory Fees                             295,589          5,483,920
Distribution Expenses
   Investor Class                                     98,527          2,253,701
   Class C                                                 9             11,000
Transfer Agent Fees                                  353,065          2,380,477
Administrative Services Fees                          22,735            411,161
Custodian Fees and Expenses                           22,340            107,079
Directors' Fees and Expenses                           5,740             29,583
Interest Expenses                                     10,385                  0
Professional Fees and Expenses                         9,020             21,123
Registration Fees and Expenses - Investor Class       25,405             79,746
Reports to Shareholders                               54,540            339,198
Other Expenses                                         2,837             21,316
================================================================================
   TOTAL EXPENSES                                    900,192         11,138,304
   Fees and Expenses Paid Indirectly                 (12,032)          (103,487)
================================================================================
      NET EXPENSES                                   888,160         11,034,817
================================================================================
NET INVESTMENT LOSS                                 (444,590)          (771,934)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                          (8,235,359)       112,383,309
   Foreign Currency Transactions                    (226,051)          (932,761)
================================================================================
      Total Net Realized Gain (Loss)              (8,461,410)       111,450,548
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                           3,750,442        393,656,275
   Foreign Currency Transactions                    (776,209)        (2,792,542)
================================================================================
      Total Net Appreciation                       2,974,233        390,863,733
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS              (5,487,177)       502,314,281
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $    (5,931,767)   $   501,542,347
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SIX MONTHS ENDED SEPTEMBER 30, 2000
UNAUDITED
                                                                    REAL ESTATE
                                                     LEISURE        OPPORTUNITY
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                    $     1,401,510    $       869,428
Dividends from Affiliated
   Investment Companies                              254,281                  0
Interest                                             609,017            112,038
   Foreign Taxes Withheld                            (27,711)            (2,160)
================================================================================
   TOTAL INCOME                                    2,237,097            979,306
================================================================================
EXPENSES
Investment Advisory Fees                           1,977,121            133,792
Distribution Expenses
   Investor Class                                    692,197             43,723
   Class C                                             2,978              3,498
Transfer Agent Fees                                  696,974             83,099
Administrative Services Fees                         129,729             13,027
Custodian Fees and Expenses                           42,323              8,309
Directors' Fees and Expenses                          11,988              4,823
Interest Expenses                                      1,228             26,370
Professional Fees and Expenses                        11,821             10,182
Registration Fees and Expenses - Investor Class       42,280             19,207
Reports to Shareholders                              116,032             20,100
Other Expenses                                         6,744                912
================================================================================
   TOTAL EXPENSES                                  3,731,415            367,042
   Fees and Expenses Absorbed
      by Investment Adviser                                0            (80,505)
   Fees and Expenses Paid Indirectly                 (43,215)            (8,309)
================================================================================
      NET EXPENSES                                 3,688,200            278,228
================================================================================
NET INVESTMENT INCOME (LOSS)                      (1,451,103)           701,078
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                           41,197,106         1,570,030
   Foreign Currency Transactions                   (1,242,472)                0
================================================================================
      Total Net Realized Gain                      39,954,634         1,570,030
================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                          (56,935,450)        2,336,552
   Foreign Currency Transactions                     (120,080)                0
================================================================================
      Total Net Appreciation (Depreciation)       (57,055,530)        2,336,552
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS              (17,100,896)        3,906,582
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $    (18,551,999)  $     4,607,660
================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
SIX MONTHS ENDED SEPTEMBER 30, 2000
UNAUDITED
                                                  TECHNOLOGY TELECOMMUNICATIONS
                                                        FUND               FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                    $     2,197,955    $     3,346,693
Dividends from Affiliated
   Investment Companies                            8,209,162          4,607,867
Interest                                           7,380,810          5,364,211
   Foreign Taxes Withheld                           (205,623)          (116,672)
================================================================================
   TOTAL INCOME                                   17,582,304         13,202,099
================================================================================
EXPENSES
Investment Advisory Fees                          19,112,046          8,841,699
Distribution Expenses
   Investor Class                                  6,005,728          4,485,644
   Class C                                            40,313             36,270
Transfer Agent Fees                                3,980,506          3,184,801
Administrative Services Fees                       1,914,537            814,048
Custodian Fees and Expenses                          352,095            252,567
Directors' Fees and Expenses                          99,590             45,453
Interest Expenses                                    169,821             10,379
Professional Fees and Expenses                        60,880             34,729
Registration Fees and Expenses
   Institutional Class                               249,258                 --
   Investor Class                                    185,748            289,828
Reports to Shareholders                              439,371            498,044
Other Expenses                                        76,972             33,526
================================================================================
   TOTAL EXPENSES                                 32,686,865         18,526,988
   Fees and Expenses Paid Indirectly                (355,394)          (251,135)
================================================================================
      NET EXPENSES                                32,331,471         18,275,853
================================================================================
NET INVESTMENT LOSS                              (14,749,167)        (5,073,754)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                        (189,197,476)       (86,943,873)
   Foreign Currency Transactions                   2,001,292         (5,176,112)
================================================================================
      Total Net Realized Loss                   (187,196,184)       (92,119,985)
================================================================================
Change in Net Depreciation of:
   Investment Securities                        (295,915,354)      (476,981,724)
   Foreign Currency Transactions                 (10,285,216)       (10,355,342)
================================================================================
      Total Net Depreciation                    (306,200,570)      (487,337,066)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS            (493,396,754)      (579,457,051)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                            $  (508,145,921)   $  (584,530,805)
================================================================================

See Notes to Financial Statements

INVESCO Sector Funds, Inc.
Six Months Ended September 30, 2000
UNAUDITED
                                                                      UTILITIES
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $     1,705,910
Dividends from Affiliated Investment Companies                          321,064
Interest                                                                495,369
   Foreign Taxes Withheld                                               (12,848)
================================================================================
   TOTAL INCOME                                                       2,509,495
================================================================================
EXPENSES
Investment Advisory Fees                                                938,676
Distribution Expenses
   Investor Class                                                       312,356
   Class C                                                                2,145
Transfer Agent Fees                                                     309,606
Administrative Services Fees                                             61,321
Custodian Fees and Expenses                                              15,825
Directors' Fees and Expenses                                              8,058
Professional Fees and Expenses                                            9,322
Registration Fees and Expenses - Investor Class                          25,881
Reports to Shareholders                                                  52,103
Other Expenses                                                            3,538
================================================================================
   TOTAL EXPENSES                                                     1,738,831
   Fees and Expenses Absorbed by Investment Adviser                    (111,339)
   Fees and Expenses Paid Indirectly                                    (16,122)
================================================================================
      NET EXPENSES                                                    1,611,370
================================================================================
NET INVESTMENT INCOME                                                   898,125
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                             14,583,757
   Foreign Currency Transactions                                       (329,900)
================================================================================
      Total Net Realized Gain                                        14,253,857
================================================================================
Change in Net Depreciation of:
   Investment Securities                                            (23,780,240)
   Foreign Currency Transactions                                       (165,002)
================================================================================
      Total Net Depreciation                                        (23,945,242)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                 (9,691,385)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $    (8,793,260)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ENERGY FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Loss              $     (318,280) $     (194,158) $      (82,989)
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions                      18,113,048       8,756,728       6,804,236
Change in Net Appreciation
   of Investment Securities
   and Foreign Currency
   Transactions                      57,360,533      32,665,684      18,193,660
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   75,155,301      41,228,254      24,914,907
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment
   Income - Investor Class                    0               0        (115,167)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                   861,164,034     377,979,679     943,138,107
   Class C                            5,615,185          14,738              --
Reinvestment of Distributions
   - Investor Class                           0               0         108,078
================================================================================
                                    866,779,219     377,994,417     943,246,185
Amounts Paid for Repurchases
  of Shares
   Investor Class                  (680,075,764)   (393,910,969)   (909,365,271)
   Class C                             (259,801)              0              --
================================================================================
                                   (680,335,565)   (393,910,969)   (909,365,271)
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND SHARE
   TRANSACTIONS                     186,443,654     (15,916,552)     33,880,914
================================================================================
TOTAL INCREASE IN NET ASSETS        261,598,955      25,311,702      58,680,654
NET ASSETS
Beginning of Period                 221,447,751     196,136,049     137,455,395
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess
   of) Net Investment Loss of
   ($334,742), ($16,462) and
   ($14,351), respectively)      $  483,046,706  $  221,447,751  $  196,136,049
================================================================================

                 _________________________________________________

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                    43,173,363      25,616,841      74,761,155
   Class C                              266,564             913              --
Shares Issued from Reinvestment
   of Distributions
   - Investor Class                           0               0          10,747
================================================================================
                                     43,439,927      25,617,754      74,771,902
Shares Repurchased
   Investor Class                   (34,635,414)    (27,227,033)    (72,598,537)
   Class C                              (13,622)              0              --
================================================================================
                                    (34,649,036)    (27,227,033)    (72,598,537)
NET INCREASE (DECREASE) IN
   FUND SHARES                        8,790,891      (1,609,279)      2,173,365
================================================================================
(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

FINANCIAL SERVICES FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Income            $    2,613,053  $    1,116,743  $    3,414,058
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions                      11,074,956      18,617,747     106,704,595
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions            219,671,007     (24,563,334)     63,074,194
================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS           233,359,016      (4,828,844)    173,192,847
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Investor Class                             0      (1,119,811)     (3,356,533)
   Class C                                    0             (19)             --
In Excess of Net Investment Income
   Investor Class                             0         (64,486)              0
   Class C                                    0            (398)             --
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions - Investor Class              0    (107,176,405)   (109,018,838)
================================================================================
TOTAL DISTRIBUTIONS                           0    (108,361,119)   (112,375,371)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                   974,659,088     833,986,456   1,613,190,305
   Class C                            8,305,833         130,118              --
Reinvestment of Distributions
   Investor Class                             0     104,460,580     108,801,157
   Class C                                    0             387              --
================================================================================
                                    982,964,921     938,577,541   1,721,991,462
Amounts Paid for
  Repurchases of Shares
   Investor Class                  (856,849,310)   (934,454,266) (1,957,908,508)
   Class C                           (1,282,629)              0              --
================================================================================
                                   (858,131,939)   (934,454,266) (1,957,908,508)
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS               124,832,982       4,123,275    (235,917,046)
================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    358,191,998    (109,066,688)   (175,099,570)
NET ASSETS
Beginning of Period               1,133,488,301   1,242,554,989   1,417,654,559
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income of
   $2,547,341 ($65,712) and
   $3,087 respectively)          $1,491,680,299  $1,133,488,301  $1,242,554,989
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                    33,721,505      32,076,355      55,199,855
   Class C                              277,781           5,090              --
Shares Issued from Reinvestment
  of Distributions
   Investor Class                             0       3,991,575       4,049,413
   Class C                                    0              14              --
================================================================================
                                     33,999,286      36,073,034      59,249,268
Shares Repurchased
   Investor Class                   (30,167,796)    (36,083,954)    (67,294,030)
   Class C                              (41,934)              0              --
================================================================================
                                    (30,209,730)    (36,083,954)    (67,294,030)
NET INCREASE (DECREASE) IN
   FUND SHARES                        3,789,556         (10,920)     (8,044,762)
================================================================================
(a)  From November 1, 1999 to March 31, 2000, the Fund's current year end.

See Notes to Financial Statements

GOLD FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Loss              $     (444,590) $     (289,172) $   (1,639,042)
Net Realized Loss on
   Investment Securities
   and Foreign Currency
   Transactions                      (8,461,410)    (27,939,242)    (32,020,620)
Change in Net Appreciation
   of Investment Securities
   and Foreign Currency
   Transactions                       2,974,233      14,432,798      28,110,121
================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                   (5,931,767)    (13,795,616)     (5,549,541)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                   179,897,086     247,805,590     662,595,028
   Class C                                1,524           1,000              --
================================================================================
                                    179,898,610     247,806,590     662,595,028
Amounts Paid for Repurchases
   of Shares - Investor Class      (179,918,190)   (252,292,879)   (664,541,935)
================================================================================
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS         (19,580)     (4,486,289)     (1,946,907)
================================================================================
TOTAL DECREASE IN NET ASSETS         (5,951,347)    (18,281,905)     (7,496,448)
NET ASSETS
Beginning of Period                  81,471,033      99,752,938     107,249,386
================================================================================
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss of
   (1,484,548), ($1,039,958)
   and ($754,980),
   respectively)                 $   75,519,686  $   81,471,033  $   99,752,938
================================================================================

                 _________________________________________________

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                   111,176,389     144,269,152     348,656,765
   Class C                                  891             572              --
================================================================================
                                    111,177,280     144,269,724     348,656,765
Shares Repurchased
   - Investor Class                (111,254,348)   (147,646,997)   (350,729,790)
================================================================================
NET DECREASE IN FUND SHARES             (77,068)     (3,377,273)     (2,073,025)
================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

HEALTH SCIENCES FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Income (Loss)     $     (771,934) $   (1,546,109) $    1,047,766
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions                     111,450,548      97,143,857     155,541,144
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions            390,863,733     (12,364,408)    (50,467,574)
================================================================================
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                  501,542,347      83,233,340     106,121,336
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   - Investor Class                           0      (1,284,813)       (985,748)
In Excess of Net Investment
   Income - Investor Class                           (5,741,493)        (12,718)
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions - Investor Class              0    (161,053,946)   (198,906,192)
================================================================================
TOTAL DISTRIBUTIONS                           0    (168,080,252)   (199,904,658)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                 1,050,607,388     943,045,132   1,811,722,158
   Class C                            8,128,225         616,031              --
Reinvestment of Distributions
   - Investor Class                           0     161,314,490     190,797,614
================================================================================
                                  1,058,735,613   1,104,975,653   2,002,519,772
Amounts Paid for
  Repurchases of Shares
   Investor Class                  (959,954,186)   (971,010,944) (1,662,903,600)
   Class C                           (2,633,831)        (53,039)             --
================================================================================
                                   (962,588,017)   (971,063,983) (1,662,903,600)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS      96,147,596     133,911,670     339,616,172
================================================================================
TOTAL INCREASE IN NET ASSETS        597,689,943      49,064,758     245,832,850
NET ASSETS
Beginning of Period               1,623,093,363   1,574,028,605   1,328,195,755
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess
   of) Net Investment Income
   (Loss) of ($4,778,097),
   ($4,006,163) and $2,830,922,
   respectively)                 $2,220,783,306  $1,623,093,363  $1,574,028,605
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                    17,255,144      15,593,547      30,290,410
   Class C                              126,780           9,263              --
Shares Issued from
   Reinvestment of Distributions
   - Investor Class                           0       2,986,867       3,296,314
================================================================================
                                     17,381,924      18,589,677      33,586,724
Shares Repurchased
   Investor Class                   (15,877,362)    (16,312,035)    (28,009,716)
   Class C                              (39,615)           (802)             --
================================================================================
                                    (15,916,977)    (16,312,837)    (28,009,716)

Net Increase in Fund Shares           1,464,947       2,276,840       5,577,008
================================================================================
(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

LEISURE FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED
OPERATIONS
Net Investment Loss              $   (1,451,103) $   (1,439,320) $   (2,320,139)
Net Realized Gain on
   Investment Securities
   and Foreign Currency
   Transactions                      39,954,634      55,649,250      36,627,789
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions            (57,055,530)     23,206,312     122,596,304
================================================================================
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS        (18,551,999)     77,416,242     156,903,954
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions
   - Investor Class                           0     (34,134,824)   (15,505,553)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                   206,341,364     243,268,565     398,970,871
   Class C                            1,302,488          81,160              --
Reinvestment of Distributions
   Investor Class                             0      32,575,033      15,149,269
================================================================================
                                    207,643,852     275,924,758     414,120,140
Amounts Paid for
  Repurchases of Shares
   Investor Class                  (151,926,732)   (212,946,686)   (340,851,793)
   Class C                              (15,532)              0              --
================================================================================
                                   (151,942,264)   (212,946,686)   (340,851,793)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS      55,701,588      62,978,072      73,268,347
================================================================================
TOTAL INCREASE IN NET ASSETS         37,149,589     106,259,490     214,666,748
NET ASSETS
Beginning of Period                 549,607,305     443,347,815     228,681,067
================================================================================
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss of
   ($1,477,090), ($25,987) and
   ($40,573), respectively)      $  586,756,894  $  549,607,305  $  443,347,815
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                     4,612,728       5,361,158      10,888,255
   Class C                               29,010           1,781              --
Shares Issued from
   Reinvestment of Distributions
   - Investor Class                           0         768,823         532,486
================================================================================
                                      4,641,738       6,131,762      11,420,741
Shares Repurchased
   Investor Class                    (3,398,500)     (4,727,142)     (9,350,638)
   Class C                                 (336)              0              --
================================================================================
                                     (3,398,836)     (4,727,142)     (9,350,638)

Net Increase in Fund Shares           1,242,902       1,404,620       2,070,103
================================================================================
(a)From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

REAL ESTATE OPPORTUNITY FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Income            $      701,078  $      670,466  $      887,199
Net Realized Gain (Loss)
   on Investment Securities           1,570,030      (1,571,098)     (7,214,616)
Change in Net Appreciation
   of Investment Securities           2,336,552       1,039,189       3,469,151
================================================================================
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS         4,607,660         138,557      (2,858,266)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Investor Class                     (686,153)        (656,613)       (860,435)
   Class C                             (20,553)            (687)             --
In Excess of Net Investment Income
   Investor Class                            0          (79,423)              0
   Class C                                   0           (1,049)             --
In Excess of Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions
   - Investor Class                          0                0      (1,731,958)
================================================================================
TOTAL DISTRIBUTIONS                   (706,706)        (737,772)     (2,592,393)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                  140,513,394       59,587,645     116,589,416
   Class C                           2,477,502          142,000              --
Reinvestment of Distributions
   Investor Class                      643,023          712,651       2,451,567
   Class C                              18,818              631              --
================================================================================
                                   143,652,737       60,442,927     119,040,983
Amounts Paid for
   Repurchases of Shares
      Investor Class              (126,082,432)     (57,061,000)   (119,732,760)
      Class C                       (1,153,571)               0              --
================================================================================
                                  (127,236,003)     (57,061,000)   (119,732,760)
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS               16,416,734        3,381,927       (691,777)
================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    20,317,688        2,782,712      (6,142,436)
NET ASSETS
Beginning of Period                 20,188,402       17,405,690      23,548,126
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess
   of) Net Investment Income
   of ($879), $4,749 and
   ($13,166), respectively)      $  40,506,090   $   20,188,402  $   17,405,690
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
REAL ESTATE OPPORTUNITY FUND (CONTINUED)

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                    19,109,630       9,075,124      15,431,175
   Class C                              330,129          21,490              --
Shares Issued from
  Reinvestment of Distributions
   Investor Class                        86,152         109,583         346,136
   Class C                                2,512              95              --
================================================================================
                                     19,528,423       9,206,292      15,777,311
Shares Repurchased
   Investor Class                   (17,117,658)     (8,683,241)    (15,826,855)
   Class C                             (151,052)              0              --
================================================================================
                                    (17,268,710)     (8,683,241)   (15,826,855)
NET INCREASE (DECREASE)
   IN FUND SHARES                     2,259,713         523,051        (49,544)
================================================================================
(a)From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

TECHNOLOGY FUND
                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Loss              $  (14,749,167) $   (9,508,681) $  (12,386,705)
Net Realized Gain
   (Loss) on Investment
   Securities and Foreign
   Currency Transactions           (187,196,184)    272,767,421     341,752,269
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions           (306,200,570)  2,972,527,290     930,472,339
================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS          (508,145,921)  3,235,786,030   1,259,837,903
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on
  Investment Securities and
  Foreign Currency Transactions
   Institutional Class                        0     (93,076,664)              0
   Investor Class                             0    (147,899,340)              0
================================================================================
TOTAL DISTRIBUTIONS                           0    (240,976,004)              0
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Institutional Class            1,751,610,320   3,012,863,434     835,394,390
   Investor Class                 3,016,048,287   2,898,277,563   2,550,589,823
   Class C                           14,954,221       3,279,829              --
Reinvestment of Distributions
   Institutional Class                        0      93,076,664               0
   Investor Class                             0     143,222,652               0
================================================================================
                                  4,782,612,828   6,150,720,142   3,385,984,213
Amounts Paid for Repurchases
  of Shares
   Institutional Class           (2,124,991,560)   (810,896,463)   (128,663,679)
   Investor Class                (2,480,299,149) (1,877,537,925) (2,492,391,489)
   Class C                           (3,524,082)        (56,864)             --
================================================================================
                                 (4,608,814,791) (2,688,491,252) (2,621,055,168)
================================================================================
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS     173,798,037   3,462,228,890     764,929,045
================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   (334,347,884)  6,457,038,916   2,024,766,948
NET ASSETS
Beginning of Period               9,490,576,659   3,033,537,743   1,008,770,795
================================================================================
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss of
   ($14,840,740), ($91,573)
   and ($64,798), respectively)  $9,156,228,775  $9,490,576,659  $3,033,537,743
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Institutional Class               18,965,235      34,320,746      19,201,080
   Investor Class                    32,892,880      32,937,088      61,886,040
   Class C                              157,883          29,684              --
Shares Issued from Reinvestment
  of Distributions
   Institutional Class                        0       1,440,043               0
   Investor Class                             0       2,226,662               0
================================================================================
                                     52,015,996      70,954,223      81,087,120
Shares Repurchased
   Institutional Class              (24,271,390)     (8,625,790)     (2,908,262)
   Investor Class                   (27,405,064)    (21,560,644)    (62,037,041)
   Class C                              (36,276)           (524)             --
================================================================================
                                    (51,712,730)    (30,186,958)    (64,945,303)

NET INCREASE IN FUND SHARES             303,266      40,767,265      16,141,817
================================================================================
(a)From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
TELECOMMUNICATIONS FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31         JULY 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Loss              $   (5,073,754) $   (4,594,030) $   (2,448,036)
Net Realized Gain (Loss)
   on Investment Securities
   and Foreign Currency
   Transactions                     (92,119,985)    103,221,894       1,700,782
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions           (487,337,066)  1,387,851,623     245,324,402
================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS          (584,530,805)  1,486,479,487     244,577,148
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment
   Income - Investor Class                    0          (1,760)              0
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions - Investor Class              0      (6,140,564)     (5,207,012)
================================================================================
TOTAL DISTRIBUTIONS                           0      (6,142,324)     (5,207,012)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                 1,717,957,550   3,173,803,984   1,499,364,986
   Class C                           11,864,203       2,702,673              --
Reinvestment of Distributions
   - Investor Class                           0       5,888,130       5,082,544
================================================================================
                                  1,729,821,753   3,182,394,787   1,504,447,530
Amounts Paid for Repurchase
  of Shares
   Investor Class                 1,609,055,358  (1,563,433,689)   (991,137,779)
   Class C                              860,239        (134,566)             --
================================================================================
                                  1,609,915,597  (1,563,568,255)   (991,137,779)
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          119,906,156   1,618,826,532     513,309,751
================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   (464,624,649)  3,099,163,695     752,679,887
NET ASSETS
Beginning of Period               4,128,420,088   1,029,256,393     276,576,506
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Loss of
   ($5,094,478), ($20,724) and
   ($147,992), respectively)     $3,663,795,439  $4,128,420,088  $1,029,256,393
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31         JULY 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                    31,116,542      64,878,508      57,707,098
   Class C                              214,347          41,292              --
Shares Issued from
   Reinvestment of Distributions
   - Investor Class                           0         140,450         268,634
================================================================================
                                     31,330,889      65,060,250     57,975,732
Shares Repurchased
   Investor Class                   (29,428,762)    (33,337,392)    (39,721,071)
   Class C                              (16,121)         (1,994)             --
================================================================================
                                    (29,444,883)    (33,339,386)    (39,721,071)

NET INCREASE IN FUND SHARES           1,886,006      31,720,864      18,254,661
================================================================================
(a)  From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

UTILITIES FUND

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

OPERATIONS
Net Investment Income            $      898,125  $      480,288  $    2,031,165
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions     14,253,857       8,837,351      13,598,751
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions            (23,945,242)     38,316,856      24,011,435
================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS            (8,793,260)     47,634,495      39,641,351
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Investor Class                      (890,709)       (466,273)     (2,503,335)
   Class C                               (1,586)           (279)             --
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions - Investor Class              0     (13,863,914)     (2,496,522)
================================================================================
TOTAL DISTRIBUTIONS                    (892,295)    (14,330,466)     (4,999,857)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                    95,643,921     114,901,422     245,057,189
   Class C                            1,005,913         246,653              --
Reinvestment of Distributions
   Investor Class                       848,510      13,509,969        4,762,842
   Class C                                1,503             279              --
================================================================================
                                     97,499,847     128,658,323     249,820,031
Amounts Paid for
   Repurchases of Shares
   Investor Class                   (71,456,794)   (124,495,345)   (238,436,543)
   Class C                             (189,823)              0              --
================================================================================
                                    (71,646,617)   (124,495,345)   (238,436,543)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS      25,853,230       4,162,978      11,383,488
================================================================================
TOTAL INCREASE IN NET ASSETS         16,167,675      37,467,007      46,024,982
NET ASSETS
Beginning of Period                 260,801,324     223,334,317     177,309,335
================================================================================
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Loss of
   ($8,848), ($14,678) and
   ($12,297), respectively)      $  276,968,999  $  260,801,324  $  223,334,317
================================================================================

                                     SIX MONTHS          PERIOD            YEAR
                                          ENDED           ENDED           ENDED
                                   SEPTEMBER 30        MARCH 31      OCTOBER 31
--------------------------------------------------------------------------------
                                           2000          2000(a)           1999
                                      UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                     5,016,913       5,988,181      14,379,908
   Class C                               53,203          12,124              --
Shares Issued from Reinvestment
  of Distributions
   Investor Class                        44,796         794,840         297,014
   Class C                                   78              14              --
================================================================================
                                      5,114,990       6,795,159      14,676,922
Shares Repurchased
   Investor Class                    (3,755,198)     (6,654,534)    (14,079,699)
   Class C                              (10,064)              0              --
================================================================================
                                     (3,765,262)     (6,654,534)    (14,079,699)
NET INCREASE IN FUND SHARES           1,349,728         140,625         597,223
================================================================================
(a)  From November 1, 1999 to March 31, 2000, the Fund's current year end.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO SECTOR FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in specific business sectors for Energy, Financial Services, Gold, Health Sciences, Leisure and Technology Funds; to achieve current income for Real Estate Opportunity Fund; to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund; and to seek capital appreciation and income through investments in a specific business sector for Utilities Fund. INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 22, 1998, Technology Fund offers two classes of shares, referred to as Institutional Class and Investor Class. Institutional Class shares are not subject to any distribution fees, while Investor Class shares are subject to an annual distribution fee of 0.25% of the Fund's annual net assets attributable to Investor Class shares. Effective February 15, 2000, each Fund began offering an additional class of shares, referred to as Class C shares. Investor Class and Class C shares are subject to an annual distribution fee of
0.25% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange. Gold bullion is valued at the close of the New York Stock Exchange. Gold bullion valuation is obtained by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transaction costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies.

Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At March 31, 2000, Energy Fund had $18,021,703 in net capital loss carry-overs which expire in the year 2006, Gold Fund had $1,051,643, $66,206,106, $64,536,948 and $30,924,521 in net capital loss carryovers which expire in the years 2003, 2005, 2006 and 2007, respectively, and Real Estate Opportunity Fund had $6,119,366 and $1,790,021 in net capital loss carryovers which expire in the years 2007 and 2008, respectively.

Gold and Real Estate Opportunity Funds incurred and elected to defer post-October 31 net capital losses of $29,794,570 and $624,691, respectively, to the year ended March 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, market discounts, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                    AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
                                                $700       $2       $4      $6
                                $0 TO  $350 TO  MILLION  BILLION  BILLION  BILLION     OVER
                                 $350     $700    TO $2    TO $4    TO $6    TO $8       $8
                              MILLION  MILLION  BILLION  BILLION  BILLION  BILLION  BILLION
-------------------------------------------------------------------------------------------
Energy Fund                     0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Financial Services Fund         0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Gold Fund                       0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Health Sciences Fund            0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Leisure Fund                    0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Technology Fund                 0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Utilities Fund                  0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%


                                                    AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
                                         $500       $1       $2       $4       $6
                                $0 TO MILLION  BILLION  BILLION  BILLION  BILLION    OVER
                                 $500   TO $1    TO $2    TO $4    TO $6    TO $8      $8
                              MILLION BILLION  BILLION  BILLION  BILLION  BILLION BILLION
-----------------------------------------------------------------------------------------
Real Estate Opportunity Fund    0.75%   0.65%    0.55%    0.45%    0.40%   0.375%   0.35%
Telecommunications Fund         0.65%   0.55%    0.45%    0.45%    0.40%   0.375%   0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class and Class C shares in any fiscal year can not be recovered in subsequent years. For the six months ended September 30, 2000, amounts paid to the Distributor were as follows:

                                                      INVESTOR            CLASS
FUND                                                     CLASS                C
--------------------------------------------------------------------------------
Energy Fund                                        $   360,985         $  3,404
Financial Services Fund                              1,431,188            5,252
Gold Fund                                              101,236                8
Health Sciences Fund                                 2,244,711            7,369
Leisure Fund                                           684,893            2,131
Real Estate Opportunity Fund                            39,615            2,396
Technology Fund                                      6,012,108           30,232
Telecommunications Fund                              4,585,433           27,195
Utilities Fund                                         313,868            1,758

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Prior to June 1, 2000, each Class paid an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Real Estate Opportunity and Utilities Funds for the six months ended September 30, 2000.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                PURCHASES             SALES
--------------------------------------------------------------------------------
Energy Fund                                   $   444,050,968    $  260,018,680
Financial Services Fund                           673,666,875       491,556,728
Gold Fund                                          32,760,536        36,104,438
Health Sciences Fund                            1,654,828,947     1,347,028,975
Leisure Fund                                      146,432,104       103,222,532
Real Estate Opportunity Fund                       89,940,402        72,817,395
Technology Fund                                 3,057,822,545     3,388,619,290
Telecommunications Fund                           987,058,835       862,325,682
Utilities Fund                                     54,929,257        36,790,064
There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At September 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                             NET
                                     GROSS            GROSS         APPRECIATION
FUND                          APPRECIATION     DEPRECIATION       (DEPRECIATION)
--------------------------------------------------------------------------------
Energy Fund                   $108,422,334       $  514,698     $   107,907,636
Financial Services Fund        440,161,611        5,799,777         434,361,834
Gold Fund                        6,538,741       19,316,427         (12,777,686)
Health Sciences Fund           635,658,278       60,214,200         575,444,078
Leisure Fund                   179,955,389       26,654,695         153,300,694
Real Estate Opportunity Fund     2,477,437          867,376           1,610,061
Technology Fund              3,988,408,226      235,610,231       3,752,797,995
Telecommunications Fund      1,398,506,083      211,909,903       1,186,596,180
Utilities Fund                  92,133,501        6,090,931          86,042,570


NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the six months ended September 30, 2000, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      UNFUNDED
                                       PENSION         ACCRUED          PENSION
FUND                                  EXPENSES   PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Energy Fund                     $        1,636   $       1,931     $     19,526
Financial Services Fund                 10,518          15,548          101,919
Gold Fund                                  842          14,476           36,870
Health Sciences Fund                    13,225          24,453          130,776
Leisure Fund                             3,705           8,315           37,087
Real Estate Opportunity Fund               143               0            1,691
Technology Fund                         25,354               0          114,677
Telecommunications Fund                 11,166               0           27,693
Utilities Fund                           1,878           5,216           21,239

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended September 30, 2000, in which the issuer was an affiliate of the Fund, is as follows:


                                                                     REALIZED
                         PURCHASES                   SALES            LOSS ON
                   --------------------------------------------    INVESTMENT      VALUE AT
AFFILIATE          SHARES         COST       SHARES         COST   SECURITIES     9/30/2000
-------------------------------------------------------------------------------------------
ENERGY FUND
OSCA Inc
   Class A Shrs   380,000   $6,141,880      217,200   $3,618,480   $ (749,844)   $2,706,550

GOLD FUND
Pacific Rim Mining     --           --           --           --           --     1,261,033
Star Resources    330,000      118,631           --           --           --     1,943,822

HEALTH SCIENCES FUND
DUSA Pharmaceuticals   --           --           --           --           --     21,029,531
Ecogen Technologies I  --           --           --           --           --              1


No dividend or interest income was received from any affiliated companies.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. During the six months ended September 30, 2000, Energy, Gold, Real Estate Opportunity and Technology Funds borrowed cash at a weighted average rate ranging from 6.24% to 6.68%, respectively. Health Sciences, Technology and Telecommunications Funds lent cash at a weighted average rate ranging from 6.32% - 6.69%. At September 30, 2000 there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At September 30, 2000, Telecommunications Fund had an outstanding line of credit at an interest rate of 7.25%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On October 2, 2000, Telecommunications Fund paid the line of credit in full including interest. There were no such borrowings in any other Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore; it is not an expense of the Fund. For the six months ended September 30, 2000, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                    CDSC FEE
--------------------------------------------------------------------------------
Energy Fund                                                       $          225
Financial Services Fund                                                      625
Gold Fund                                                          Insignificant
Health Sciences Fund                                                         349
Leisure Fund                                                       Insignificant
Real Estate Opportunity Fund                                                 145
Technology Fund                                                            2,981
Telecommunications Fund                                                    2,118
Utilities Fund                                                                81

FINANCIAL HIGHLIGHTS

ENERGY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS        PERIOD
                                     ENDED         ENDED
                              SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                      2000          2000(a)     1999      1998      1997      1996     1995
                                 UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning
  of Period                      $   17.40    $    13.68   $   11.30  $  19.38  $  15.03  $  10.09  $  10.77
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)      (0.01)         0.00        0.00      0.00      0.06      0.04      0.09
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)            5.06          3.72        2.39     (5.04)     5.56      4.94     (0.68)
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                          5.05          3.72        2.39     (5.04)     5.62      4.98     (0.59)
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)                0.00          0.00        0.01      0.01      0.05      0.04      0.09
Distributions from
  Capital Gains                       0.00          0.00        0.00      0.34      1.22      0.00      0.00
In Excess of Capital Gains            0.00          0.00        0.00      2.69      0.00      0.00      0.00
=============================================================================================================
TOTAL DISTRIBUTIONS                   0.00          0.00        0.01      3.04      1.27      0.04      0.09
=============================================================================================================
Net Asset Value--
  End of Period                  $   22.45    $    17.40   $   13.68  $  11.30  $  19.38  $  15.03  $  10.09
=============================================================================================================

TOTAL RETURN                     29.02%(d)     27.19%(d)      21.19%  (28.51%)    40.65%    49.33%   (5.45%)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $ 477,370    $  221,432   $ 196,136  $137,455  $319,651  $236,169  $ 48,284
Ratio of Expenses
  to Average
  Net Assets(e)                   0.72%(d)      1.60%(f)       1.68%     1.58%     1.21%     1.30%     1.53%
Ratio of Net Investment
   Income (Loss) to
  Average Net Assets            (0.09%)(d)    (0.26%)(f)     (0.05%)     0.01%     0.39%     0.54%     0.72%
Portfolio Turnover Rate             79%(d)       109%(d)        279%      192%      249%     392%       300%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and for the years ended October 31, 1999 and 1998.

(c) Distributions in excess of net investment income for the years ended October 31, 1999, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

ENERGY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                   SEPTEMBER 30       MARCH 31
--------------------------------------------------------------------------------
                                                           2000        2000(a)
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $  17.39      $   14.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.04)          (0.01)
Net Gains on Securities
   (Both Realized and Unrealized)                         5.01            3.05
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          4.97            3.04
================================================================================
Net Asset Value--End of Period                        $  22.36      $    17.39
================================================================================

TOTAL RETURN(c)                                      28.65%(d)       21.11%(d)

RATIOS

Net Assets--End of Period ($000 Omitted)              $  5,676      $       16
Ratio of Expenses to Average Net Assets(e)            1.01%(d)        2.05%(f)
Ratio of Net Investment Loss to Average Net Assets  (0.49%)(d)      (1.11%)(f)
Portfolio Turnover Rate                                 79%(d)         109%(g)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS


FINANCIAL SERVICES FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                      YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------
                                   2000       2000(a)          1999         1998       1997       1996        1995
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                   $    27.13   $    29.73    $    28.45   $    29.14 $    22.94   $  18.95   $   15.31
==================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income               0.06         0.03          0.08         0.25       0.28       0.50        0.29
Net Gains on Securities (Both
    Realized and Unrealized)        5.55         0.05          3.52         3.01       8.14       5.18        3.64
==================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                        5.61         0.08          3.60         3.26       8.42       5.68        3.93
==================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                 0.00         0.03          0.08         0.25       0.28       0.50        0.29
In Excess of Net
  Investment Income(b)              0.00         0.00          0.00         0.00       0.00       0.05        0.00
Distributions from
  Capital Gains                     0.00         2.65          2.24         3.70       1.94       1.14        0.00
==================================================================================================================
TOTAL DISTRIBUTIONS                 0.00         2.68          2.32         3.95       2.22       1.69        0.29
==================================================================================================================
Net Asset Value--
  End of Period               $    32.74   $    27.13    $    29.73   $    28.45 $    29.14   $  22.94   $   18.95
==================================================================================================================

TOTAL RETURN                      20.68%(c)     0.60%(c)     13.52%       11.76%     39.80%     31.48%      25.80%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $1,483,828   $1,133,350 $1,242,555   $1,417,655 $1,113,255   $542,688   $ 410,048
Ratio of Expenses
  to Average Net Assets(d)         0.64%(c)     1.29%(e)      1.26%        1.05%      0.99%      1.11%       1.26%
Ratio of Net Investment
   Income to Average Net Assets    0.22%(c)     0.25%(e)      0.25%        0.85%      1.19%      2.48%       2.10%
Portfolio Turnover Rate              44%(c)       38%(c)        83%          52%        96%       141%        171%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.

(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e) Annualized

FINANCIAL HIGHLIGHTS

FINANCIAL SERVICES FUND -- CLASS C
--------------------------------------------------------------------------------
(For a Fund Share Outstanding Throughout Each Period)

                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                   SEPTEMBER 30       MARCH 31
--------------------------------------------------------------------------------
                                                           2000        2000(a)
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $  27.06      $    23.66
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                          (0.03)           0.00
Net Gains on Securities
   (Both Realized and Unrealized)                         5.56            3.48
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          5.53            3.48
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)                   0.00            0.00
In Excess of Net Investment Income                        0.00            0.08
================================================================================
TOTAL DISTRIBUTIONS                                       0.00            0.08
================================================================================
Net Asset Value--End of Period                        $  32.59      $    27.06
================================================================================

TOTAL RETURN(e)                                         20.44%(f)     14.72%(f)

RATIOS

Net Assets--End of Period ($000 Omitted)              $  7,853      $    138
Ratio of Expenses to Average Net Assets(g)               0.91%(f)      1.63%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets                                (0.15%)(f)    (0.39%)(h)
Portfolio Turnover Rate                                    44%(f)        38%(i)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the six months ended September 30, 2000.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.

(d) Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.

(e) The applicable CDSC fees are not included in the Total Return calculation.

(f) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(h) Annualized

(i) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

GOLD FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                      $  1.60      $  1.83     $  1.90  $   3.21  $   8.00  $   5.21 $   5.68
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)       (0.01)       (0.01)      (0.03)     0.01     (0.02)    (0.01)    0.01
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized) (0.11)       (0.22)      (0.04)    (1.29)    (2.62)     2.80    (0.47)
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                       (0.12)       (0.23)      (0.07)    (1.28)    (2.64)     2.79    (0.46)
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                 0.00         0.00        0.00      0.00      0.00      0.00     0.01
In Excess of Net
  Investment Income                 0.00         0.00        0.00      0.03      2.15      0.00     0.00
=============================================================================================================
TOTAL DISTRIBUTIONS                 0.00         0.00        0.00      0.03      2.15      0.00     0.01
=============================================================================================================
Net Asset Value--
  End of Period                  $  1.48      $  1.60     $  1.83  $   1.90  $   3.21  $   8.00 $   5.21
=============================================================================================================

TOTAL RETURN                  (7.50%)(c)  (12.58%)(c)     (3.68%)  (39.98%)  (44.38%)    53.55%  (8.12%)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $75,518      $81,470     $99,753  $107,249  $151,085  $277,892 $151,779
Ratio of Expenses to Average
  Net Assets(d)                 1.15%(c)     2.08%(e)       2.20%     1.90%     1.47%     1.22%    1.32%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets         (0.57%)(c)   (0.76%)(e)     (1.60%)   (0.93%)   (0.41%)   (0.08%)    0.13%
Portfolio Turnover Rate           53%(c)       37%(c)        141%      133%      148%      155%      72%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) The per share information was computed based on average shares for the years ended October 31, 1999 and 1997.

(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(e) Annualized

FINANCIAL HIGHLIGHTS

GOLD FUND-- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS         PERIOD
                                                          ENDED          ENDED
                                                   SEPTEMBER 30       MARCH 31
--------------------------------------------------------------------------------
                                                           2000        2000(a)
                                                      UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $    1.60     $     1.75
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss (b)                                  (0.02)         (0.00)
Net Losses on Securities
   (Both Realized and Unrealized)                        (0.12)         (0.15)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (0.14)         (0.15)
================================================================================
Net Asset Value--End of Period                        $    1.46     $     1.60
================================================================================

TOTAL RETURN(c)                                      (8.75%)(d)     (8.57%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)              $       2     $        1
Ratio of Expenses to Average Net Assets(e)             2.80%(d)       3.54%(f)
Ratio of Net Investment Loss to Average Net Assets   (2.17%)(d)     (0.82%)(f)
Portfolio Turnover Rate                                  53%(d)         37%(g)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) Net Investment Loss for the period ended March 31, 2000 aggregated less than $0.01 on a per share basis.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS


HEALTH SCIENCES FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                   $    55.52   $    58.39  $    62.12 $   57.50  $  55.24  $  50.47 $  35.09
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS (b)
Net Investment Income (Loss)      (0.02)       (0.06)        0.14      0.13      0.06      0.07   (0.03)
Net Gains on Securities (Both
    Realized and Unrealized)       16.84         3.53        5.02     13.55     10.85      8.78    15.41
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                       16.82         3.47        5.16     13.68     10.91      8.85    15.38
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)              0.00         0.04        0.04      0.25      0.06      0.07     0.00
In Excess of Net
  Investment Income                 0.00         0.21        0.00      0.00      0.00      0.00     0.00
Distributions from
  Capital Gains                     0.00         6.09        8.85      8.81      8.59      4.01     0.00
=============================================================================================================
TOTAL DISTRIBUTIONS                 0.00         6.34        8.89      9.06      8.65      4.08     0.00
=============================================================================================================
Net Asset Value--
  End of Period               $    72.34   $    55.52  $    58.39 $   62.12  $  57.50  $  55.24 $  50.47
=============================================================================================================

TOTAL RETURN                   30.30%(d)     6.30%(d)       8.44%    28.58%    22.96%    17.99%   43.83%

RATIOS
Net Assets--End of Period
  ($000 Omitted)              $2,213,890   $1,622,624  $1,574,020 $1,328,196 $944,498  $933,828 $860,926
Ratio of Expenses
  to Average
  Net Assets(e)                 0.62%(d)     1.18%(f)       1.22%      1.12%    1.08%     0.98%    1.15%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets         (0.04%)(d)   (0.22%)(f)       0.07%      0.25%    0.11%     0.11%  (0.08%)
Portfolio Turnover Rate           85%(d)      107%(d)        127%        92%     143%       90%     107%


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) Distributions In Excess of Net Investment Income for the years ended October 31, 1999 and 1998, aggregated less than $0.01 on a per share basis.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

HEALTH SCIENCES FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $ 55.50       $ 62.05
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                    (0.14)        (0.03)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                       16.72        (6.52)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        16.58        (6.55)
================================================================================
Net Asset Value--End of Period                        $ 72.08       $ 55.50
================================================================================

TOTAL RETURN(c)                                     29.87%(d)   (10.56%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)              $ 6,893       $   470
Ratio of Expenses to Average Net Assets(e)           0.96%(d)      1.65%(f)
Ratio of Net Investment Loss to Average Net Assets (0.45%)(d)    (0.54%)(f)
Portfolio Turnover Rate                                85%(d)       107%(g)

(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS


LEISURE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                     $  47.12     $  43.21    $  27.92   $ 27.21  $  22.89  $  23.78 $  22.63
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(b)
Net Investment Income (Loss)(c)    (0.11)       (0.13)       0.00      0.00      0.02      0.04     0.08
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)         (1.55)        7.27       17.20      3.69      4.96      2.25     2.06
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                       (1.66)        7.14       17.20      3.69      4.98      2.29     2.14
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(d)              0.00         0.00        0.00      0.00      0.02      0.04     0.08
Distributions from
  Capital Gains                     0.00         3.23        1.91      2.98      0.64      2.25     0.91
In Excess of Capital Gains          0.00         0.00        0.00      0.00      0.00      0.89     0.00
=============================================================================================================
TOTAL DISTRIBUTIONS                 0.00         3.23        1.91      2.98      0.66      3.18     0.99
=============================================================================================================
Net Asset Value--
  End of Period                 $  45.46     $  47.12    $  43.21   $ 27.92  $  27.21  $  22.89 $  23.78
=============================================================================================================

TOTAL RETURN                  (3.50%)(e)    17.34%(e)      65.13%    15.16%    22.32%    10.66%    9.98%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                $585,378     $549,523    $443,348  $228,681  $216,616  $252,297 $265,181
Ratio of Expenses
  to Average
  Net Assets(f)                 0.67%(e)     1.28%(g)       1.44%     1.41%     1.41%     1.30%    1.29%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets         (0.26%)(e)   (0.65%)(g)     (0.68%)   (0.09%)     0.05%     0.18%    0.31%
Portfolio Turnover Rate           19%(e)       23%(e)         35%       31%       25%       56%     119%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1999 and 1998.

(d) Distributions in excess of net investment income for the years ended October 31, 1998, 1997, 1996 and 1995, aggregated less than $0.01 on a per share basis.

(e) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(g) Annualized

FINANCIAL HIGHLIGHTS

LEISURE FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $ 47.09       $ 45.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                    (0.26)        (0.02)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                      (1.56)          1.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       (1.82)          1.58
================================================================================
Net Asset Value--End of Period                        $ 45.27       $ 47.09
================================================================================

TOTAL RETURN(c)                                    (3.86%)(d)      3.47%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)              $ 1,379       $    84
Ratio of Expenses to Average Net Assets(e)           1.05%(d)      1.71%(f)
Ratio of Net Investment Loss to Average Net Assets (0.57%)(d)    (0.42%)(f)
Portfolio Turnover Rate                                19%(d)        23%(g)

(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS


REAL ESTATE OPPORTUNITY FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD                           PERIOD
                                  ENDED         ENDED                            ENDED
                           SEPTEMBER 30      MARCH 31     YEAR ENDED JULY 31   JULY 31
----------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                      $ 6.63       $  6.90     $  9.15   $ 10.99   $ 10.00
========================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.14          0.27        0.33      0.38      0.22
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)         1.00        (0.28)      (1.56)    (0.96)      0.99
========================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                       1.14        (0.01)      (1.23)    (0.58)      1.21
========================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income                0.14          0.23        0.34      0.39      0.22
In Excess of Net
  Investment Income                0.00          0.03        0.00      0.00      0.00
Distributions from
  Capital Gains                    0.00          0.00        0.00      0.87      0.00
In Excess of Capital Gains         0.00          0.00        0.68      0.00      0.00
========================================================================================
TOTAL DISTRIBUTIONS                0.14          0.26        1.02      1.26      0.22
========================================================================================
Net Asset Value--
  End of Period                  $ 7.63       $  6.63     $  6.90   $  9.15   $ 10.99
========================================================================================

TOTAL RETURN                  17.34%(c)    (0.03%)(c)    (13.29%)   (6.49%) 12.24%(c)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                $38,961      $20,046      $17,406   $23,548   $36,658
Ratio of Expenses
  to Average
  Net Assets(d)(e)             0.80%(c)     1.34%(f)        1.34%     1.22%  1.20%(f)
Ratio of Net Investment
   Income to
   Average Net Assets (d)      1.97%(c)     5.54%(f)        4.23%     3.53%  4.08%(f)
Portfolio Turnover Rate      246%(c)(g)   272%(c)(g)      697%(g)      258%    70%(c)

(a) From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) From January 1, 1997,  commencement  of investment  operations,  to July 31,
    1997.

(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended September 30, 2000, the period ended March 31, 2000, the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.03%, 2.73% (annualized), 2.76%, 1.97% and 1.83% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.74%, 4.15% (annualized), 2.81%, 2.78% and 3.45% (annualized), respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

REAL ESTATE OPPORTUNITY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $  6.62       $  6.58
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.12          0.08
Net Gains on Securities
  (Both Realized and Unrealized)                         0.99          0.06
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         1.11          0.14
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                     0.13          0.04
In Excess of Net Investment Income                       0.00          0.06
================================================================================
TOTAL DISTRIBUTIONS                                      0.13          0.10
================================================================================
Net Asset Value--End of Period                        $  7.60       $  6.62
================================================================================

TOTAL RETURN(b)                                         16.81%(c)      2.10%(c)

RATIOS

Net Assets--End of Period ($000 Omitted)              $ 1,545       $  143
Ratio of Expenses to Average Net Assets(d)(e)           1.17%(c)     1.77%(f)
Ratio of Net Investment Income to
  Average Net Assets(d)                                 2.03%(c)    19.13%(f)
Portfolio Turnover Rate                                  246%(c)(h)   272%(g)(h)

(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The applicable CDSC fees are not included in the Total Return calculation.

(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended September 30, 2000 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.17% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.03% and 18.86% (annualized), respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents for the period from August 1, 1999 to March 31, 2000.

(h) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                      SIX MONTHS        PERIOD         PERIOD
                                           ENDED         ENDED          ENDED
                                    SEPTEMBER 30      MARCH 31     OCTOBER 31
--------------------------------------------------------------------------------
                                            2000          2000(a)       1999(b)
                                       UNAUDITED
PER SHARE DATA
Net Asset Value--
  Beginning of Period                 $    102.55    $    58.43     $   33.85
================================================================================
INCOME FROM INVESTMENT
   OPERATIONS(c)
Net Investment Loss                        (0.05)        (0.04)        (0.16)
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)                 (3.75)         48.07         24.74
================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                               (3.80)         48.03         24.58
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM
  CAPITAL GAINS                              0.00          3.91          0.00
================================================================================
Net Asset Value--
  End of Period                       $     98.75    $   102.55     $   58.43
================================================================================

TOTAL RETURN                           (3.71%)(d)     86.14%(d)     72.61%(d)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                      $ 3,764,452    $4,453,520     $ 951,925
Ratio of Expenses
  to Average Net Assets(e)               0.28%(d)      0.56%(f)      0.74%(f)
Ratio of Net Investment
  Loss to Average Net Assets           (0.07%)(d)    (0.15%)(f)    (0.36%)(f)
Portfolio Turnover Rate                    37%(d)        28%(h)       143%(g)


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) From December 22, 1998, since inception of Institutional Class, to October 31, 1999.

(c) The per share information was computed based on average shares for the period ended October 31, 1999.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the fiscal year ended October 31, 1999.

(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                   $   101.92   $    58.17  $    28.07 $    35.97 $    34.23 $  34.33 $  24.94
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)    (0.21)       (0.03)      (0.07)      0.00       0.13     0.07    (0.02)
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)         (3.73)       47.69       30.17      (1.45)      6.23     5.76    10.20
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                       (3.94)       47.66       30.10      (1.45)      6.36     5.83    10.18
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(c)              0.00         0.00        0.00       0.00       0.13     0.07     0.00
Distributions from
  Capital Gains                     0.00         3.91        0.00       3.16       4.49     5.86     0.79
In Excess of Capital Gains          0.00         0.00        0.00       3.29       0.00     0.00     0.00
=============================================================================================================
TOTAL DISTRIBUTIONS                 0.00         3.91        0.00       6.45       4.62     5.93     0.79
=============================================================================================================
Net Asset Value--
  End of Period               $    97.98   $   101.92  $    58.17 $    28.07 $    35.97 $  34.23 $  34.33
=============================================================================================================

TOTAL RETURN                  (3.87%)(d)    85.87%(d)     107.23%    (2.47%)     20.71%   19.98%   42.19%

RATIOS
Net Assets--End of Period
  ($000 Omitted)              $5,377,092   $5,034,087  $2,081,613 $1,008,771 $1,039,968 $789,611 $563,109
Ratio of Expenses
  to Average
  Net Assets(e)                  0.47%(d)     0.88%(f)       1.20      1.17%      1.05%    1.08%    1.12%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets          (0.25%)(d)   (0.48%)(f)    (0.79%)    (0.49%)      0.41%    0.24%  (0.06%)
Portfolio Turnover Rate            37%(d)       28%(d)       143%       178%       237%     168%     191%


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.

(c) Distributions in excess of net investment income for the years ended October 31, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $101.85       $ 95.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.35)        (0.15)
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)                              (4.10)         6.49
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (4.45)         6.34
================================================================================
Net Asset Value--End of Period                        $ 97.40       $101.85
================================================================================

TOTAL RETURN(c)                                         (4.36%)(d)   6.63%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)               $14,685     $2,970
Ratio of Expenses to Average Net Assets(e)               0.85%(d)   1.45%(f)
Ratio of Net Investment Loss to Average Net Assets      (0.61%)(d) (1.03%)(f)
Portfolio Turnover Rate                                    37%(d)     28%(g)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the period ended March 31, 1999.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED JULY 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995(b)
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                  $    64.42    $    31.80  $    19.60  $  15.31   $ 12.43   $ 12.30  $ 10.00
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(c)
Net Investment Income (Loss)(d)   (0.08)        (0.10)       0.00      0.01      0.06      0.22     0.11
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)        (8.81)        32.87       12.57      5.32      3.90      1.38     2.35
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                      (8.89)        32.77       12.57      5.33      3.96      1.60     2.46
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(e)             0.00          0.00        0.00      0.00      0.06      0.22     0.11
Distributions from
  Capital Gains                    0.00          0.15        0.37      1.04      1.02      1.25     0.05
=============================================================================================================
TOTAL DISTRIBUTIONS                0.00          0.15        0.37      1.04      1.08      1.47     0.16
=============================================================================================================
Net Asset Value--
  End of Period              $    55.53    $    64.42  $    31.80  $  19.60   $ 15.31   $ 12.43  $ 12.30
=============================================================================================================

TOTAL RETURN                (13.79%)(f)    103.25%(f)      65.52%    36.79%    33.93%    13.67%   24.83%

RATIOS
Net Assets--End of Period
  ($000 Omitted)             $3,650,664    $4,125,890  $1,029,256  $276,577   $72,458   $50,516  $27,254
Ratio of Expenses
  to Average
  Net Assets                   0.52%(f)   0.99%(g)(h)    1.24%(g)  1.32%(g)  1.69%(g)  1.66%(g) 1.95%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets        (0.14%)(f)    (0.32%)(h)     (0.49%)   (0.16%)     0.56%     1.78%    1.43%
Portfolio Turnover Rate          26%(f)        24%(f)         62%       55%       96%      157%     215%

(a) From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) Commencement of investment operations was August 1, 1994.

(c) The per share information was computed based on average shares for the period ended March 31, 2000.

(d) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.

(e) Distributions in excess of net investment income for the period ended March 31, 2000, aggregated less than $0.01 on a per share basis.

(f) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(h) Annualized

FINANCIAL HIGHLIGHTS

TELECOMMUNICATIONS FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $  64.37       $ 59.28
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.21)        (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                        (8.88)          5.15
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (9.09)          5.09
================================================================================
Net Asset Value--End of Period                        $  55.28       $ 64.37
================================================================================

TOTAL RETURN(c)                                    (14.12%)(d)      8.59%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)               $13,131       $ 2,530
Ratio of Expenses to Average Net Assets(e)            0.96%(d)      1.49%(f)
Ratio of Net Investment Loss to Average Net Assets  (0.57%)(d)    (0.86%)(f)
Portfolio Turnover Rate                                 26%(d)        24%(g)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the period ended March 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period ended August 1, 1999 to March 31, 2000.

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                             SIX MONTHS        PERIOD
                                  ENDED         ENDED
                           SEPTEMBER 30      MARCH 31                   YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                   2000          2000(a)     1999      1998      1997      1996     1995(b)
                              UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning
  of Period                    $  20.42      $  17.68    $  14.73  $  12.42  $  12.04  $  10.61 $   9.76
=============================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.07          0.04        0.17      0.30      0.32      0.37     0.44
Net Gains or (Losses)
  on Securities (Both
  Realized and Unrealized)        (0.81)         3.95        3.20      2.56      1.25      1.43     0.84
=============================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.74)         3.99        3.37      2.86      1.57      1.80     1.28
=============================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income(b)            (0.07)         0.04        0.21      0.26      0.32      0.37     0.43
Distributions from
  Capital Gains                    0.00          1.21        0.21      0.29      0.87      0.00     0.00
=============================================================================================================
TOTAL DISTRIBUTIONS               (0.07)         1.25        0.42      0.55      1.19      0.37     0.43
=============================================================================================================
Net Asset Value--
  End of Period                $  19.61      $  20.42    $  17.68  $  14.73  $  12.42  $  12.04 $  10.61
=============================================================================================================

TOTAL RETURN                     (3.63%)(c)    23.99%(c)   23.22%    23.44%    14.37%    17.18%   13.48%

RATIOS
Net Assets--End of Period
  ($000 Omitted)               $275,887      $260,554    $223,334  $177,309  $132,423  $153,082 $134,468
Ratio of Expenses
  to Average
  Net Assets(d)(e)                0.65%(c)      1.24%(f)    1.26%     1.29%     1.22%     1.17%    1.18%
Ratio of Net Investment
   Income to
   Average Net Assets(d)          0.36%(c)      0.50%(f)    1.02%     1.82%     2.74%     3.28%    4.47%
Portfolio Turnover Rate             16%(c)        18%(c)      32%       47%       55%      141%     185%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

(c) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended September 30,2000, and the period ended March 31, 2000, and for the years ended October 31, 1999, 1998, 1997, 1996, and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.70%, 1.33% (annualized), 1.43%, 1.36%, 1.27%, 1.25%
    and 1.30%, respectively, and ratio of net investment income to average net assets would have been 0.31%, 0.41% (annualized), 0.85%, 1.75%, 2.69%, 3.20%
    and 4.34%, respectively.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian and transfer agent fees).

(f) Annualized

FINANCIAL HIGHLIGHTS

UTILITIES FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   SIX MONTHS        PERIOD
                                                        ENDED         ENDED
                                                 SEPTEMBER 30      MARCH 31
--------------------------------------------------------------------------------
                                                         2000          2000(a)
                                                    UNAUDITED

PER SHARE DATA
Net Asset Value--Beginning of Period                  $  20.40       $ 19.91
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                  (0.00)        (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                       (0.81)          0.52
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (0.81)          0.51
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                      0.04          0.02
================================================================================
Net Asset Value--End of Period                        $  19.55       $ 20.40
================================================================================

TOTAL RETURN(d)                                     (3.95%)(e)      2.58%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)              $  1,082       $   248
Ratio of Expenses to Average Net Assets(f)(g)         1.01%(e)      1.83%(h)
Ratio of Net Investment Loss to
  Average Net Assets(g)                             (0.03%)(e)    (0.32%)(h)
Portfolio Turnover Rate                                 16%(e)        18%(i)


(a) From February 15, 2000, since inception of Class C, to March 31, 2000.

(b) The per share information was computed based on average shares for the six months ended September 30, 2000.

(c) Net Investment Loss aggregated less that $0.01 on a per share basis for the six months ended September 30, 2000.

(d) The applicable CDSC fees are not included in the Total Return calculation.

(e) Based  on  operations  for  the  period  shown  and,  accordingly,   is  not
    representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended September 30 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01% and 1.83%, (annualized), respectively, and ratio of net investment income to average net assets would have been (0.03%) and (0.32%), (annualized), respectively.

(h) Annualized

(i) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

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     INVESCO Distributors, Inc., (SM) Distributor
     Post Office Box 173706
     Denver, Colorado 80217-3706

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     by a current prospectus



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